UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

HEALTHSTREAM, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

HEALTHSTREAM, INC.

500 11TH Avenue North, Suite 1000

Nashville, Tennessee 37203

(615) 301-3100

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 26, 2022

Dear Shareholder:

On Thursday, May 26, 2022, HealthStream, Inc. will hold its 2022 Annual Meeting of Shareholders. Due to public health concerns regarding the coronavirus pandemic and to assist in protecting the health and well-being of our shareholders and employees, the meeting will be held virtually via the Internet, with no physical in-person meeting. Shareholders of record and holders of shares in “street name,” in each case as of March 28, 2022, will be able to listen, vote, and submit questions, regardless of location, via the Internet by following the procedures set forth below in this proxy statement below under “How Do I Attend the Annual Meeting?”. The meeting webcast will begin at 2:00 p.m. Central Daylight Time on May 26, 2022, and we encourage you to access the meeting prior to the start time.

At this meeting, we will consider the following proposals:

1.

to elect the three (3) persons nominated by the Board of Directors identified in this proxy statement as Class I directors to hold office for a term of three (3) years and until their respective successors have been duly elected and qualified;

2.	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s proxy statement that accompanies this notice;

4.	to approve the 2022 Omnibus Incentive Plan as described in this proxy statement; and

5.	to transact such other business as may properly come before the meeting.

In reliance on SEC rules which allow issuers to make proxy materials available to shareholders on the Internet, we are mailing our shareholders a notice instead of paper copies of our proxy statement and our annual report. The notice contains instructions on how to access those documents on the Internet. The notice also contains instructions on how shareholders can receive a paper copy of our proxy materials, including the proxy statement, our 2021 annual report, and a form of proxy card.

Whether or not you plan to attend the virtual meeting, we request that you vote as soon as possible.

By the Order of the Board of Directors,

Nashville, Tennessee	Robert A. Frist, Jr.
April 14, 2022	Chief Executive Officer and Chairman of the Board

PROXY STATEMENT

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 26, 2022: The Company’s Proxy Statement, Proxy Card, and 2021 Annual Report to Shareholders are available to registered and beneficial shareholders at http://www.edocumentview.com/HSTM. This notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information. We encourage all shareholders to access and review the proxy materials before voting.

These materials were made available to shareholders on April 14, 2022.

What is the Purpose of the Annual Meeting?

At HealthStream’s Annual Meeting, shareholders will act upon (i) the election of three (3) persons nominated by the Board of Directors (the “Board”) and identified in this proxy statement as Class I directors, (ii) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) the approval, on an advisory basis, of the compensation of the Company’s named executive officers under applicable SEC rules (the “Named Executive Officers”) as described in this proxy statement, (iv) the approval of the 2022 Omnibus Incentive Plan as described in this proxy statement; and (v) any other matters that may properly come before the meeting. The Annual Meeting will be held on May 26, 2022, and will begin at 2:00 p.m. Central Daylight Time.

What are the Board’s Recommendations?

Our Board recommends that you vote:

●	FOR the election of each of the nominees set forth in this proxy statement to serve as Class I directors on our Board;

●	FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm;

●	FOR the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers as described in this proxy statement; and

●	FOR the approval of the 2022 Omnibus Incentive Plan as described in this proxy statement.

What Happens if I Do Not Give Specific Voting Instructions?

Shareholders of Record. If you are a shareholder of record (that is, if you hold your shares in your own name with our transfer agent) and you:

●	Indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board; or

●	Sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in “street name” (that is, if you hold your shares through a broker, bank, or other nominee), you have the right to direct your broker, bank, or other nominee how to vote your shares and will receive materials and voting instructions from any such nominee with respect to voting your shares. New York Stock Exchange (“NYSE”) Rule 452 (“Rule 452”) provides that brokers, banks, and other nominees may not exercise their voting discretion on specified non-routine matters without receiving instructions from the beneficial owner of the shares. Because Rule 452 applies specifically to securities brokers, virtually all of whom are governed by NYSE rules, Rule 452 applies to all companies listed on a national stock exchange including companies (such as the Company) listed on the Nasdaq Stock Market. Therefore, since proposal one (the election of directors), proposal three (the non-binding advisory vote on executive compensation), and proposal four (the approval of our 2022 Omnibus Incentive Plan) are not considered routine under Rule 452, if you do not issue instructions to your broker, bank, or other nominee with respect to these proposals, your broker, bank, or other nominee will not be allowed to exercise its voting discretion (the “non-vote”). As such, with respect to these proposals, broker non-votes will not impact the outcome of proposals one, three, or four. For proposal two, the ratification of the independent registered public accounting firm, absent receiving instructions from you, your broker may vote your shares its discretion on your behalf. If your shares are held in street name and you do not give your broker, bank, or other nominee instructions on how to vote, your shares will still be counted toward the quorum requirement for the Annual Meeting provided that your broker, bank, or other nominee votes your shares utilizing its discretionary authority for proposal two as noted above.

How Do I Attend the Annual Meeting?

As the result of public health concerns arising from the COVID-19 pandemic, our Annual Meeting will be held on a virtual basis, meaning that you attend the Annual Meeting via the internet. Shareholders of record and holders of shares in street name, in each case as of March 28, 2022, may attend the virtual meeting by following the instructions set forth below.

Shareholders of Record. In order to attend the Annual Meeting, shareholders of record must have the information that is printed on their notice or proxy card. Shareholders of record may attend the virtual meeting by logging in at www.meetnow.global/MKR7NWD and providing the applicable information set forth on their notice or proxy card along with the password for the Annual Meeting (HSTM2022).

Street Name Holders. In order to attend the Annual Meeting, holders of shares in street name will need to register to attend in advance. To register to attend the Annual Meeting, street name holders must (i) follow the procedures provided by their broker, bank, or other nominee that holds their shares for obtaining a legal proxy; and (ii) register with Computershare by submitting proof of such holder’s legal proxy reflecting such holder’s HealthStream holdings, along with such holder’s name and email address, to Computershare. Requests for registration must be labeled as “Legal Proxy” and must be received no later than 2:00 p.m. Central Daylight Time on May 23, 2022. Street name holders will receive a confirmation of their registration by e-mail after Computershare has received their registration materials.

Requests for registration should be directed to Computershare by either e-mail or mail as follows:

By e-mail:

Forward the email from your broker or attach an image of your legal proxy to legalproxy@computershare.com

By mail:

Computershare

HealthStream, Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

After a street name holder has received confirmation of registration, the street name holder may participate in the meeting by logging in at www.meetnow.global/MKR7NWD and entering the control number provided with the confirmation of registration, along with the password for the Annual Meeting (HSTM2022).

Shareholder Questions. We intend to answer questions pertinent to Company matters in accordance with our rules of conduct and procedures as time allows during the Annual Meeting. Questions may be submitted over the internet prior to or during the Annual Meeting by holders of record and holders of shares in street name participating in the Annual Meeting on a virtual basis who have logged in to the annual meeting page at www.meetnow.global/MKR7NWD and have followed the instructions on such webpage for submitting a question. In order to allow maximum participation, we will limit each holder to one question. If any question submitted by a holder of record or holder in street name is not addressed at the Annual Meeting, such stockholder or holder in street name may contact the Company’s Investor Relations department following the Annual Meeting at 500 11th Avenue North, Suite 1000, Nashville, Tennessee 37203 or by contacting us at (615) 301-3237 or at ir@healthstream.com.

Other Information. The meeting webcast will begin at 2:00 p.m. Central Daylight Time on May 26, 2022, and we encourage you to access the meeting prior to the start time. Rules of conduct and procedures for the Annual Meeting will be available on the website set forth above once you access the meeting.

If you have difficulty accessing the meeting or have other technical difficulties, please call the technical support number that will be posted on the Annual Meeting log-in page at www.meetnow.global/MKR7NWD.

For information regarding voting at the Annual Meeting (as well as other methods of voting), see below under “How Do I Vote?”

Who is Entitled to Vote at the Annual Meeting?

The Board has fixed the close of business on Monday, March 28, 2022 as the record date. Shareholders of record of our common stock at the close of business on March 28, 2022 may vote at this meeting.

As of the record date, there were 30,582,447 shares of our voting common stock outstanding. These shares were held by approximately 12,151 record holders. Every shareholder is entitled to one vote for each share of common stock the shareholder held of record on the record date.

Who is Soliciting My Vote?

This proxy solicitation is being made and paid for by HealthStream. In addition, we have retained Computershare and Georgeson Shareholder Communications to assist in the solicitation. We will pay these entities an aggregate of approximately $6,995 plus out-of-pocket expenses for their assistance in connection with the solicitation. Our directors, officers, and other employees not specially employed for this purpose may also assist in the solicitation of proxies. They will not be paid additional remuneration for their efforts. We will also request brokers and other fiduciaries to forward proxy solicitation material to the beneficial owners of shares of the common stock that the brokers and fiduciaries hold of record. We will reimburse them for their reasonable out-of-pocket expenses.

On What Matters May I Vote?

You may vote on (i) the election of the three (3) persons nominated by the Board and identified in this proxy statement to serve as Class I directors of our Board, (ii) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers as described in this proxy statement, (iv) the approval of the 2022 Omnibus Incentive Plan as described in this proxy statement, and (v) any other matters that may properly come before the meeting.

Why Did I Receive a One-Page Notice in the Mail Regarding the Internet Availability of Proxy Materials Instead of a Full Set of Proxy Materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials via the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s shareholders. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

I Share an Address With Another Shareholder, and We Received Only One Paper Copy of the Proxy Materials. How May I Obtain an Additional Copy of the Proxy Materials?

The Company has adopted a procedure called “householding” in accordance with SEC rules. Under this procedure, the Company is delivering a single copy of the Notice and, if requested, this proxy statement and the Annual Report to multiple shareholders who share the same address unless the Company has received contrary instructions from one or more of the shareholders. This procedure reduces the Company’s printing costs, mailing costs, and fees. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, the Company will deliver promptly a separate copy of the Notice and, if requested, this proxy statement and the Annual Report to any shareholder at a shared address to which the Company delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if requested, this proxy statement or the Annual Report, shareholders may write or call the Company at the following address and telephone number:

HealthStream, Inc.

Investor Relations Department

500 11th Avenue North

Suite 1000

Nashville, Tennessee 37203

Telephone Number: (800) 845-1579

Email: ir@healthstream.com

How Do I Vote?

Your vote is important. Whether or not you plan to attend the meeting on a remote basis, we urge you to submit your voting instructions to the Company as soon as possible (and, in any event, prior to the meeting).

Shareholders of Record (Prior to Annual Meeting). If you are a holder of record, you may vote in advance of the Annual Meeting (1) via the Internet by following the instructions provided in the Notice, (2) by mail, if you requested printed copies of the proxy materials, by filling out the vote instruction form and sending it back in the envelope provided, or (3) by telephone, if you requested printed copies of the proxy materials, by calling the toll free number found on the proxy card. Alternatively, you may vote at the Annual Meeting on a remote basis as described below.

If you requested printed copies of the proxy materials and properly sign your proxy card and return it in the prepaid envelope, your shares will be voted as you direct. If you requested printed copies of the proxy materials and return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted in the manner recommended by the Board on all matters presented in this proxy statement.

The deadline for shareholders of record to submit voting instructions by telephone or the Internet is 11:59 p.m. Eastern Daylight Time on Wednesday, May 25, 2022. For information about shareholders of record changing their vote, see below under “Can I Change My Vote?”

Beneficial Owners of Shares Held in Street Name (Prior to Annual Meeting). If you hold your shares in street name, your broker, bank, or other nominee will provide you with materials and instructions for voting your shares, which may allow you to vote your shares prior to the Annual Meeting by using the internet or a toll-free telephone number. If you hold shares through more than one broker, bank, or other nominee, you will receive separate materials and voting instructions from each such nominee. You will need to separately follow the instructions received from each broker, bank, or other nominee through which you hold shares in order to ensure that all of your shares are voted. The deadline for street name holders to submit voting instructions by telephone or the Internet is 11:59 p.m. Eastern Daylight Time on Wednesday, May 25, 2022. For information about holders in street name changing their vote, see below under “Can I Change My Vote?”

Voting at Annual Meeting. Alternatively, shareholders of record and holders of shares in street name, in each case as of March 28, 2022, who have logged into the Annual Meeting at www.meetnow.global/MKR7NWD after following the instructions set forth above under “How Do I Attend the Annual Meeting,” may vote at the Annual Meeting by following the instructions regarding how to vote set forth on such webpage.

The meeting webcast will begin at 2:00 p.m. Central Daylight Time on May 26, 2022, and we encourage you to access the meeting prior to the start time.

How Can I Get Electronic Access to the Proxy Materials?

The Notice will provide you with instructions regarding how to:

●	View on the Internet the Company’s proxy materials for the Annual Meeting; and
●	Instruct the Company to send future proxy materials to you by email.

The Company’s proxy materials are also available on the Company’s website at www.healthstream.com.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

How Will Voting on Any Other Business be Conducted?

We do not know of any business to be considered at the Annual Meeting other than (i) the election of three (3) persons nominated by the Board and identified in this proxy statement as Class I directors, (ii) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, (iii) the approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers as described in this proxy statement, and (iv) the approval of the 2022 Omnibus Incentive Plan. Our Bylaws require shareholders of the Company to give advance notice of any proposal intended to be presented at any annual meeting. The deadline for this notice for the Annual Meeting has passed, and we did not receive any such notice made in compliance with our Bylaws. If any other business were to be properly presented at the Annual Meeting, Robert A. Frist, Jr., our Chairman and Chief Executive Officer, and Scott A. Roberts, our Chief Financial Officer, are authorized to vote on such matters at their discretion.

What is a “Quorum”?

A “quorum” is a majority of our outstanding shares of common stock. The shares may be present at the meeting (on a virtual basis) or represented by proxy. There must be a quorum for business to be conducted at the meeting. Abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What Vote is Required to Approve Each Item?

Each of the director nominees must receive affirmative votes from a plurality of the shares voting to be elected.

The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 will be approved if the number of shares of Company common stock cast “FOR” such proposal exceed the number of shares of Company common stock cast “AGAINST” such proposal.

The approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers as described in this proxy statement will be approved if the number of shares of Company common stock voted “FOR” such proposal exceeds the number of shares of Company common stock voted “AGAINST” such proposal.

The approval of the 2022 Omnibus Incentive Plan will be approved if the number of shares of Company common stock voted "FOR" such proposal exceed the number of shares of Company common stock cast "AGAINST" such proposal.

What are My Voting Options on the Proposals?

With respect to Proposal 1, you may vote FOR or WITHHOLD your vote with respect to each of the three (3) nominees set forth in this proxy statement to serve as Class I directors on our Board.

With respect to Proposals 2, 3, and 4, you may vote FOR the proposal, AGAINST the proposal, or you may elect to ABSTAIN from voting.

What is the Effect of Abstentions?

If you abstain from voting on any proposals, you will be counted for purposes of determining whether a quorum exists. So long as a quorum is present, abstaining from any of the matters being voted on at the Annual Meeting will have no effect on whether any such matter is approved.

What is the Effect of a Broker Non-Vote?

So long as a quorum is present, a broker non-vote will have no effect on whether proposals one, three or four are approved.

Can I Change My Vote?

If you are a shareholder of record, you may change your vote by doing one of the following:

●

If you requested printed copies of the proxy materials, by sending a written notice of revocation to our Senior Vice President, Corporate Development and General Counsel, Michael M. Collier, at 500 11th Avenue North, Suite 1000, Nashville, TN 37203, which must be received prior to the Annual Meeting, stating that you revoke your proxy;

●

If you requested printed copies of the proxy materials, by signing a later-dated proxy card and submitting it so that it is received prior to the Annual Meeting in accordance with the instructions included in the proxy card;

●	If you requested printed copies of the proxy materials and voted by telephone, by calling the toll-free number found on the proxy card and submitting another vote by telephone;
●

If you previously voted by Internet prior to the Annual Meeting pursuant to instructions set forth in the Notice, by submitting another vote over the Internet prior to the Annual Meeting pursuant to such instructions; or

●	By attending the Annual Meeting by visiting www.meetnow.global/MKR7NWD and voting your shares as outlined above.

If you hold your shares in street name, you may change your vote by following the instructions provided by your broker, bank, or other nominee.

Who Will Count the Votes?

A representative of our transfer agent, Computershare, Louisville, Kentucky, will count the votes.

Where Can I Find the Voting Results?

We will announce the voting results at the Annual Meeting. We also will report the voting results on a Current Report on Form 8-K, which we expect to file with the Securities and Exchange Commission, or the SEC, within four business days following the meeting.

When are Shareholder Proposals Due in Order to be Included in Our Proxy Statement for the 2023 Annual Meeting?

Any shareholder proposals to be considered for inclusion in next year’s proxy statement under Exchange Act Rule 14a-8 must be submitted in writing to Secretary, HealthStream, Inc., 500 11th Avenue North, Suite 1000, Nashville, Tennessee 37203, prior to the close of business on December 15, 2022 and otherwise comply with the requirements of Rule 14a-8.

What is the Deadline for Submitting Other Business or Nominations for the 2023 Annual Meeting?

If you bring business before the 2023 annual meeting which is not the subject of a proposal for inclusion in the proxy statement under Rule 14a-8, or if you want to submit a director nomination, our Bylaws require that you deliver notice in proper written form to our Secretary no later than February 25, 2023, but not before January 26, 2023 (or, if the 2023 annual meeting is called for a date not within 30 days of May 26, 2023, the notice must be received not earlier than the 120th day prior to such annual meeting and not later than the 90th day prior to such annual meeting or, if the first public disclosure of the date of such annual meeting is less than 100 days prior to such annual meeting, the 10th day following the day on which public disclosure of the date of the annual meeting is first made). If such notice is provided to us by a shareholder under our Bylaws, a nominating shareholder must provide the information required by our Bylaws, including information regarding the nominating shareholder and affiliated persons, and otherwise comply with the terms of our Bylaws. In addition, if such notice is in relation to a proposed director nominee, the notice must include certain biographical information regarding the proposed nominee, a completed written questionnaire with respect to such proposed nominee regarding the background and qualifications of the proposed nominee (which questionnaire will be provided by the Secretary of the Company upon request), the proposed nominee’s written consent to nomination, and the additional information set forth in our Bylaws.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than Company nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 27, 2023.

Whom Should I Contact if I Have Questions?

If you have any questions about the Annual Meeting or these proxy materials, please contact Michael M. Collier, our Senior Vice President, Corporate Development and General Counsel, or Mollie Condra, our Vice President, Investor Relations and Communications, at 500 11th Avenue North, Suite 1000, Nashville, Tennessee 37203, (615) 301-3237. If you are a registered shareholder and have any questions about your ownership of our common stock, please contact our transfer agent, Computershare, at 462 S. 4th Street, Suite 1600, Louisville, KY 40202, (800) 962-4284. If your shares are held in a brokerage account, please contact your broker.

DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

You can access our Corporate Governance Principles, committee charters, Lead Independent Director charter, Code of Conduct, Code of Ethics for executive officers and directors, and other corporate governance-related information on our website, www.healthstream.com (under the “Corporate Governance” section of the Investor Relations page), or by addressing a written request to HealthStream, Inc., Attention: General Counsel and Corporate Secretary, 500 11th Avenue North, Suite 1000, Nashville, Tennessee 37203. Please note that our website is provided as an inactive textual reference and the information on our website is not incorporated by reference in this proxy statement.

We believe that effective corporate governance is important to our long-term success and our ability to create value for our shareholders. With leadership from our Nominating and Corporate Governance Committee, our Board regularly evaluates regulatory developments and trends in corporate governance to determine whether our policies and practices in this area should be enhanced. The Nominating and Corporate Governance Committee also administers an annual skills assessment process as well as an annual self and peer evaluation process for the Board. In addition, our directors are encouraged to attend director education programs.

Directors

The Board is divided into three classes (Class I, Class II, and Class III). At each annual meeting of shareholders, directors constituting one class are elected for a three-year term. Directors who were elected by the Board to fill a vacancy in a class whose term expires in a later year are elected for a term equal to the remaining term for their respective class. The Fourth Amended and Restated Charter of the Company provides that each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. The Board currently consists of nine members, of whom Mr. Dent, Dr. Stead, and Ms. Tate are standing for re-election as Class I Directors as set forth under “Proposal One – Election of Directors.”

The names and certain information about members of the Board are set forth below.

Name	Age	Positions with the Company	Director Since	Class and Year in Which Term Will Expire
Robert A. Frist, Jr.	55	Chief Executive Officer and Chairman of the Board	1990	Class III, 2024
Thompson S. Dent	72	Director	1995	Class I, 2022
Frank Gordon	59	Director	2002	Class III, 2024
Jeffrey L. McLaren	55	Director	1990	Class II, 2023
Terry Allison Rappuhn	65	Director	2022	Class III, 2024
Linda Rebrovick	66	Director	2001	Class II, 2023
Michael D. Shmerling	66	Director	2005	Class II, 2023
William W. Stead, M.D.	73	Director	1998	Class I, 2022
Deborah Taylor Tate	65	Director	2010	Class I, 2022

Robert A. Frist, Jr., one of our co‑founders, has served as our Chief Executive Officer and Chairman of the Board of Directors since 1990. Mr. Frist graduated with a Bachelor of Science in Business with concentrations in Finance, Economics, and Marketing from Trinity University.

The Company believes that Mr. Frist’s experience managing the day-to-day operations of the Company’s business, along with his active involvement with the Company since its inception and his comprehensive understanding of the Company’s mission, give him the qualifications and skills to serve as a director.

Thompson S. Dent is the Chief Executive Officer and Chairman of the Board of Directors of Urgent Team, LLC, an independent operator of urgent care centers. Mr. Dent is also the co-founder and Chairman of Re:Cognition Health, Ltd. London, England, an independent provider for cognitive disorders and pharmaceutical clinical trials in Alzheimers and other CNS diseases. He served as executive chairman and chief executive officer of MedTel International Corporation, an international diagnostic imaging company based in Nashville, TN, from 2004 to 2008. Mr. Dent holds a Masters in Healthcare Administration from The George Washington University and a Bachelor’s degree in Business from Mississippi State University. He has served as our lead Independent Director since December 15, 2014.

The Company believes that Mr. Dent’s decades of healthcare services industry expertise, including service on numerous healthcare company boards and committees, give him the qualifications and skills to serve as a director.

Frank Gordon has served as managing partner of Crofton Capital LLP, a private equity fund, since 2002. Mr. Gordon currently serves on the board of directors of a number of non-profit organizations and private companies. Mr. Gordon earned a Bachelor of Science from the University of Texas in Austin and a Masters in Business Administration from Georgia State University.

The Company believes that Mr. Gordon’s extensive healthcare business experience, including, but not limited to, service as a director in a management capacity and as an investor with both start-up and well established companies, gives him the qualifications and skills to serve as a director.

Jeffrey L. McLaren is the founder and chief executive officer of Medaxion, Inc., a provider of mobile anesthesia information solutions. Mr. McLaren served as the chief executive officer of SaferSleep, LLC, a provider of anesthesia information management systems from 2004 to 2007. He served as the chief executive officer of Southern Genesis, LLC, a management consulting company from 2003 to 2010. Mr. McLaren, one of our co-founders, served as our President from 1990 to 2000 and as our Chief Product Officer from 1999 to 2000. Mr. McLaren graduated from Trinity University with a Bachelor of Arts in Business and Philosophy.

The Company believes that Mr. McLaren’s extensive healthcare business expertise, along with his intimate knowledge of the Company’s operations, give him the qualifications and skills to serve as a director.

Terry Allison Rappuhn served on the board of directors of Quorum Health Corporation, a publicly-held operator of general acute care hospitals and outpatient services from 2017 to 2020. She was chair of the board of directors from 2018 to 2020 and chair of the audit committee from 2017 until 2018. She served Akorn, Inc., a publicly-held pharmaceutical company, as a director from 2015 to 2020, including serving as a member of the nominating and governance committee and as the chair of the audit committee. From 2016 to 2017, Ms. Rappuhn served on the board of directors and audit committee of Span-America Medical Systems, Inc., a publicly-held manufacturer of beds and pressure management products for the medical market. From 2006 to 2010, she served as a director and chaired the audit committee of AGA Medical Holdings, Inc., a medical device company. From 2003 to 2007, she served as a director of Genesis HealthCare Corporation, where she chaired the audit committee, and from 2017 to 2021, she served on the board of Genesis Healthcare, Inc., an operator of skilled nursing and assisted living centers. From 1999 to April 2001, Ms. Rappuhn served as Senior Vice President and Chief Financial Officer of Quorum Health Group, Inc., an owner and operator of acute care hospitals. Ms. Rappuhn has 15 years of experience with Ernst & Young, LLP, is a Certified Public Accountant and holds the CERT Certificate in Cybersecurity Oversight issued by NACD and Carnegie Mellon University.

The Company believes that Ms. Rappuhn’s extensive financial and healthcare industry expertise, including service on numerous healthcare company boards and committees, give her the qualifications and skills to serve as a director.

Linda Eskind Rebrovick is President, Impact Corporate Consulting, providing business consulting and board services. In addition to HealthStream, Inc., Ms. Rebrovick serves on the Boards of Directors of Guidehouse, Inc. and Consensus Point, Inc. and previously a served on the board of directors of Reliant Bancorp, Inc. and Tribridge Enterprise, Inc. From April 2018 to June 2018, she served as Chief Executive Officer of Integrated Healing Technologies. While serving as Chief Executive Officer of Integrated Healing Technologies, she assisted the company with its evaluation of potential strategies and alternatives, which ultimately lead to the board deciding to wind down the company and file for Chapter 7 bankruptcy protection in the Middle District of Tennessee on July 9, 2018. The bankruptcy case was closed on February 16, 2021. In addition, Ms. Rebrovick previously served as Senior Client Partner, Healthcare and Technology, with Morgan Samuels, an executive search firm. Ms. Rebrovick was a candidate in 2015 for the office of Mayor, Metropolitan Nashville and Davidson County Government, and, from 2009 to 2014, she was Chief Executive Officer of Consensus Point, a global provider of innovative prediction market research technology solutions.

As Area Vice President of Dell Healthcare and EVP, Managing Partner, Healthcare, at KPMG Consulting, she was responsible for full-service business consulting, including process improvement, organizational analysis, and implementation of healthcare technology solutions. As the Chief Marketing Officer of BearingPoint, Inc., she led the global marketing organization and managed the successful rebranding of the global consulting business in 40 countries. She began her 16-year career with IBM as a Marketing Representative, Marketing Manager, and Business Unit Executive.

Ms. Rebrovick is a Senior Fellow, Advanced Leadership Initiative, Harvard University. In 1977, she earned a Bachelor of Science in Marketing from Auburn University and was later selected as one of their Top 400 Women Graduates of the past 100 years.

Ms. Rebrovick is the President, Board of Trustees, Leadership Nashville. She is the Co-Founder, Women Corporate Directors, Tennessee and serves on the Board and Executive Committee, Nashville Entrepreneur Center.

The Company believes that Ms. Rebrovick’s public and private company board and executive experience, technology, market research and sales expertise, and background as a healthcare executive with global management technology and consulting companies, give her the qualifications and skills to serve as a director.

Michael D. Shmerling is Chairman of Clearbrook Holdings Corp, a diversified private investment firm. Mr. Shmerling formerly served as the Chief Operating Officer, Executive Vice President and Board member of Kroll, Inc. and, following its sale to Marsh Inc., as a senior advisor to Marsh Inc. Mr. Shmerling currently serves on the board of directors of Renasant Corporation (Nasdaq: RNST), the public registered parent of the financial institution Renasant Bank, as well as several non-profit organizations. Mr. Shmerling received a Bachelor of Accountancy degree from the University of Oklahoma. He has been licensed as a CPA for 44 years (currently inactive).

The Company believes that Mr. Shmerling’s financial and business expertise, including a diversified background of managing and directing a variety of public and private companies, give him the qualifications and skills to serve as a director.

William W. Stead, M.D. is McKesson Foundation Professor in the Department of Biomedical Informatics and Professor of Medicine at Vanderbilt University Medical Center, where he has served as Chief Strategy Officer (2009-2020), Chief Information Officer (1991-2013) and associate vice chancellor for health affairs of Vanderbilt University (1991 to 2016). He is a founding fellow of the American College of Medical Informatics and the American Institute for Engineering in Biology and Medicine and a member of the National Academy of Medicine. He currently serves as member of the Audit Committee, National Academy of Sciences and served as a presidential appointee to the Systemic Interoperability Commission. He is past chairman, National Committee for Vital Health and Statistics, Department of Health and Human Services, Board of Regents, National Library of Medicine, and past president of the American College of Medical Informatics. Dr. Stead earned a Bachelor of Arts in Chemistry and an M.D. from Duke University.

The Company believes that Dr. Stead’s service as chief strategy officer for Vanderbilt University Medical Center, plus leadership in organizations devoted to the study of biomedical informatics, give him the qualifications and skills to serve as a director.

Deborah Taylor Tate previously served as the Director of the Administrative Office of the Courts for the Tennessee Supreme Court and State of Tennessee from 2015 to 2022. She also served as a member of the American Judges Association and the Conference of State Court Administrators, where she was on the national board of directors until February 2022. For the past three years, Tate served as Co-chair of the National Judicial Opioid Task Force, developing and implementing training and resources regarding the opioid epidemic to thousands of judges across the nation. Ms. Tate, a licensed attorney, served as the Supreme Court’s appointee to numerous state boards and commissions, including the Tennessee Consolidated Retirement System Board overseeing the state’s $60 billion pension fund, where she also was elected to the Audit Committee until February 2022. Tate previously served on the Tennessee Information Systems Council, which oversees all technology projects for the State of Tennessee. Nationally, she serves as vice-chairman of the national Multicultural Media, Telecommunications and Internet Council. She was twice-nominated to the Federal Communications Commission (FCC) by President George W. Bush and unanimously confirmed by the U.S. Senate in 2005. She served as the only female Commissioner of the FCC until 2009, serving as chair of two Federal Joint Boards regarding advanced communications services and represented the FCC internationally at the International Telecommunications Union and in bilateral telecommunications negotiations. She was named the first ITU Envoy for her work with children’s internet policy as well as receiving the honor of Laureate for Childhood Online Protection. At the time of her presidential appointment, Ms. Tate was serving as the chairman and director of the Tennessee Regulatory Authority, the state regulatory body for all telecom and utility companies and previously served as executive director of the Health Facilities Commission overseeing the state’s healthcare facility and services regulation. Tate served on the legal counsel and senior staff for former Senator Lamar Alexander, and former Governor Don Sundquist. She presently serves as vice-chair of the National Policy Committee for Centerstone Research Institute, the leading informatics, analytics, and clinical research provider for behavioral healthcare. Ms. Tate received both her undergraduate degree and Juris Doctorate (J.D.) from the University of Tennessee, and also attended Vanderbilt Law School.

Ms. Tate serves as a Trustee for the Community Foundation of Middle Tennessee and helped co-found numerous organizations including a residential placement for mothers and children affected by addiction and a financial literacy program for middle and high school girls. She has received numerous state, national, and international awards for her professional, public and nonprofit service including the End Slavery Public Service award for her work with Human Trafficking and the Justice Janice Holder Access to Justice Award for her national work in the opioid crisis.

The Company believes that Ms. Tate’s extensive background in various legal, leadership, and policymaking roles with both healthcare companies and state and federal regulatory agencies gives her the qualifications and skills to serve as a director.

Board Meetings and Committees

Our business is managed under the direction of our Board. Our Board is responsible for establishing our corporate policies and strategic objectives, reviewing our overall performance, and overseeing management’s performance. The Board delegates the conduct of the business to our senior management team. Directors have regular access to senior management. They may also seek independent, outside advice. The Board oversees all major decisions to be made by the Company. The Board holds regular quarterly meetings, an annual strategic planning meeting, and meets on other occasions when advisable. The Board operates pursuant to our Corporate Governance Principles, a copy of which may be accessed in the “Corporate Governance” section of the Investor Relations page of our website at www.healthstream.com.

During 2021, our Board held five meetings, the Audit Committee held five meetings, the Compensation Committee held three meetings, and the Nominating and Corporate Governance Committee held five meetings. Each of our directors attended at least 75% (in the aggregate) of the meetings of the board and the committees on which such director served during 2021. In addition, (1) each of our directors attended all of our board meetings in 2021, except for one member who was unable to attend one meeting, (2) each of our directors serving on the Compensation Committee in 2021 attended all of the committee meetings in 2021, (3) each of our directors serving on the Nominating and Corporate Governance Committee attended all of the committee meetings in 2021, except for one member who was unable to attend one meeting, and (4) each of our directors serving on the Audit Committee attended all of the committee meetings in 2021. Our Board has adopted a policy strongly encouraging all of our directors to attend the annual meeting of shareholders. For this Annual Meeting, the attendance of our directors will be on a remote basis as the result of the fact that we are holding a virtual annual meeting as reflected herein. All directors attended, on a remote basis, our prior annual meeting of shareholders in May 2021, which was similarly held on a virtual basis as the result of the COVID-19 pandemic.

Each of our directors also devotes his or her time and attention to the Board’s standing committees. The Board has established three standing committees consistent with the rules of the Nasdaq Stock Market so that certain areas can be addressed in more depth than may be possible at a full Board meeting. Ad hoc task forces may also be formed from time to time to consider acquisitions or other strategic issues. Each standing committee has a written charter that has been approved by the committee and the Board and that is reviewed at least annually. The committees, their primary functions, and memberships are as follows:

Audit Committee. The Audit Committee’s primary duties and responsibilities are oversight of the integrity of HealthStream’s financial reporting process; oversight of our system of internal controls regarding finance, accounting, and legal compliance; oversight of the process utilized by management for identifying, evaluating, and mitigating various risks inherent in the Company’s business, including, without limitation, enterprise security risks such as privacy, data, cyber security and information security; selecting and evaluating the qualification, independence, and performance of our independent registered public accounting firm; monitoring compliance with the Company’s Code of Ethics for executive officers and directors and Code of Conduct; monitoring the reporting hotline; and providing an avenue of communication among the independent registered public accounting firm, management, and the Board.

The Audit Committee operates pursuant to the terms of an Audit Committee Charter, a copy of which may be accessed in the “Corporate Governance” section of the Investor Relations page of our website at www.healthstream.com. The current members of the Audit Committee are Michael D. Shmerling (Chair), Terry Allison Rappuhn, and William W. Stead, M.D. The members of the Audit Committee during 2021, following C. Martin Harris, M.D.’s decision to resign from the Company’s Board of Directors effective February 26, 2021, were Michael D. Shmerling (Chair), Linda Rebrovick, and William W. Stead, M.D. See “Audit Committee Report for 2021.”

The Board has determined that all members of the Audit Committee are financially literate under the current listing standards of the Nasdaq and are independent within the meaning of the listing standards of Nasdaq and Rule 10A-3 of the Securities Exchange Act. The Board also determined that each of Michael D. Shmerling and Terry Allison Rappuhn qualifies as an “Audit Committee Financial Expert” as defined by the regulations of the SEC adopted pursuant to the Sarbanes-Oxley Act of 2002.

What is the Audit Committee’s and the Board’s role in overseeing information security?

The Company places the utmost importance on information security and privacy, including protecting the data of our customers, their employees, and their patients. The Audit Committee has primary oversight responsibility regarding the Company’s information security programs, including privacy, data, cyber security, and information security risk exposures. The Audit Committee receives updates at least quarterly from management covering the Company’s programs for managing information security risks, including data privacy and data protection risks. The Audit Committee then reports to the Board on a least a quarterly basis on such matters. The Company has adopted the National Institute of Standards and Technology Cybersecurity Framework to assess the maturity of its cybersecurity programs. Other aspects of the Company’s comprehensive information security program include:

●	information security and privacy modules included in the Company’s mandatory onboarding and annual compliance training for all personnel;
●	utilizing outside data security consultants to assess the Company’s practices related to, and provide expertise and assistance with, various aspects of information security;
●	regular testing, both by internal and external resources, of the Company’s information security defenses;
●	phishing drills and education with personnel;
●	regularly reviewed security and privacy policies;
●	periodic bulletins highlighting current cybersecurity threats and how to recognize and mitigate them; and
●	an annual Cybersecurity Awareness Month (CSAM) dedicated to raising cybersecurity awareness across the organization through specific communications and awareness items.

The Company’s management regularly monitors best practices in this area and seeks to implement changes to the Company’s security programs as needed to ensure the Company maintains a robust data security and privacy program. The Company also maintains a cyber security insurance policy that provides coverage for certain cyber-related security incidents.

Compensation Committee. The Compensation Committee has responsibility for reviewing and approving the salaries, bonuses, and other compensation and benefits of our executive officers; evaluating the performance of the Chief Executive Officer; establishing and reviewing Board compensation; reviewing and advising management regarding benefits and other terms and conditions of compensation of management; reviewing the Compensation Discussion and Analysis section of this proxy statement; issuing the Compensation Committee report included in this proxy statement; and administering the Company’s 2016 Omnibus Incentive Plan (the “2016 Plan”), including cash bonus plans adopted pursuant to the terms of the 2016 Plan for our Named Executive Officers. The Compensation Committee operates pursuant to the terms of a Compensation Committee Charter, a copy of which may be accessed in the “Corporate Governance” section of the Investor Relations page of our website at www.healthstream.com. The current members of the Compensation Committee are (and the members of the Compensation Committee during 2021 were) Frank Gordon (chair), Linda Rebrovick, and Jeffrey McLaren, each of whom is independent within the meaning of the listing standards of Nasdaq. See “Compensation Committee Report for 2021.”

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee provides assistance to the Board in identifying and recommending individuals qualified to serve as directors of the Company, reviews the composition of the Board, reviews and recommends corporate governance policies for the Company, reviews the management succession plan of the Company and annually evaluates the skills and performance of the Board, oversees environmental, social, and governance (ESG) considerations impacting the Company, and reviews and oversees diversity-related initiatives, policies and procedures that the Company may adopt with the guidance and supervision of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to the terms of a Nominating and Corporate Governance Committee Charter, a copy of which may be accessed in the “Corporate Governance” section of the Investor Relations page of our website at www.healthstream.com. The current members of the Nominating and Corporate Governance Committee are (and the members of the Nominating and Corporate Governance Committee during 2021 were) Thompson Dent (chair), William W. Stead, M.D., and Deborah Taylor Tate, each of whom is independent within the meaning of the listing standards of Nasdaq.

Our Chairman and Chief Executive Officer proposes the agenda for the Board meetings and presents the agenda to the Nominating and Corporate Governance Committee, which reviews the agenda with our Lead Independent Director and our Chairman and Chief Executive Officer, and may raise other matters to be included in the agenda or at the meetings. All directors receive the agenda and supporting information in advance of the meetings. Directors may raise other matters to be included in the agenda or at the meetings. Our Chairman and Chief Executive Officer and other members of senior management make presentations to the Board at the meetings and a substantial portion of the meeting time is devoted to the Board’s discussion of and questions regarding these presentations.

Executive Sessions

The independent directors meet in executive session (i.e. with no members of management present) periodically, in at least two regularly scheduled meetings each year. The Lead Independent Director, or his or her designee, presides at these meetings.

Independent Directors

The Board has determined that Thompson S. Dent, Frank Gordon, Jeffrey L. McLaren, Terry Allison Rappuhn, Linda Rebrovick, Michael D. Shmerling, William W. Stead, M.D., and Deborah Taylor Tate do not have any relationship that, in the opinion of the Board, would interfere with the exercise of the director’s independent judgment in carrying out the responsibilities of a director and that such directors are “independent” under the listing standards of Nasdaq. In addition, all of the standing committees of the Board are comprised solely of independent directors as set forth above. Robert A. Frist, Jr., our Chief Executive Officer, is not independent under the Nasdaq listing standards.

During this review, the Board considered whether there are or have been any transactions, relationships, or arrangements involving our non-management directors (including family members) that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of the Company in accordance with Nasdaq listing standards. The purpose of this review was to determine whether any of these relationships, transactions, or arrangements were inconsistent with a determination that such non-management directors were independent. In making its independence determinations, the Board considered the ordinary course, non-preferential relationships involving non-management directors set forth in the paragraph below, and determined that none of these relationships would cause such non-management directors to not be independent.

HealthStream in the ordinary course of business has certain vendor agreements or banking relationships with entities where two of our directors serve as executive officers or board members (Messrs. Dent and Shmerling). These vendor agreements are for certain of the Company's SaaS offerings that are used broadly throughout the healthcare provider market, and the agreements do not involve consulting or professional services. The banking relationship is a depository account. In each case, the Company considered the types and amounts of commercial dealings between the Company and the organizations with which the directors are affiliated in connection with reaching its conclusion that none of these relationships constituted a material relationship involving the director and the Company, and in each case the agreements and relationships were entered into at arms-length without the participation of the applicable board member.

Skills Assessment and Board Evaluation Process

The Nominating and Corporate Governance Committee is responsible for assessing the Board’s skills, evaluating director performance, and providing feedback to directors in connection with the evaluation of their performance. Further, the Nominating and Corporate Governance Committee annually assesses the skills required of the Board to support appropriate governance and corporate oversight. In connection with these responsibilities, the Nominating and Corporate Governance Committee annually conducts a board skills assessment as well as self and peer evaluations for the full Board. The Board evaluation process includes self and peer reviews, suggestions for individual improvement, and year to year comparison and trend analysis for both individual directors and the Board on a composite basis. The Board annually reviews the results to improve effectiveness of the Board as a whole. The skills assessment and Board evaluation processes are used to determine skill requirements for new director nominations, assess committee assignments, review the qualifications of incumbent directors to determine whether to recommend them to the Board as nominees for re-election, and to facilitate improvement of the effectiveness of the Board.

Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company, the membership of the Board, and the background and knowledge of the Chief Executive Officer. The Board has determined that having the Company's current Chief Executive Officer, Robert A. Frist, Jr., serve as Chairman is in the best interest of the Company's shareholders at this time. The Board believes that this structure makes the best use of Mr. Frist's extensive knowledge of the Company and its industry and also facilitates effective communication between the Company's management and the Board. The Board also believes that, in light of the combined role of the Chairman and Chief Executive Officer at the Company, it is beneficial to the Company and its investors to have a strong Lead Independent Director with clearly defined roles and responsibilities. The Board also believes that having Mr. Frist serve as Chairman of the Board provides an efficient and effective leadership model for us by fostering clear accountability, effective decision making, and alignment of corporate strategy. The Board believes that its current management structure, together with the Lead Independent Director having the duties described below, is in the best interest of shareholders and strikes an appropriate balance for the Company.

Thompson S. Dent serves as Lead Independent Director—a position that, at HealthStream, entails significant responsibility for independent Board leadership as noted in more detail below. During his tenure as a director, Mr. Dent has demonstrated strong leadership skills and independent thinking as well as a deep understanding of the Company’s business.

Lead Independent Director

The position of Lead Independent Director at HealthStream comes with a clear mandate and significant authority and responsibilities under a Board-approved charter. These responsibilities and authority include the following:

●	presiding at all meetings of the Board at which the Chairman and Chief Executive Officer is not present, including executive sessions of the independent Directors;
●	having the authority to call meetings of the independent Directors;
●	serving as a liaison between the independent Directors and the Chairman and Chief Executive Officer;
●	approving, in consultation with the Chairman and Chief Executive Officer, meeting agenda for the Board;
●	approving the type of information sent to the Board;
●	facilitating the Board’s approval of the number and frequency of Board meetings, and approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;
●	being regularly apprised of inquiries from shareholders and involved in correspondence responding to these inquiries, when appropriate; and
●

being available to meet with major shareholders, upon their reasonable request, to receive input and ensure that such input is communicated to the independent directors and, as appropriate, management.

The Charter of the Lead Independent Director can be found on our website at www.healthstream.com (under the “Corporate Governance” section of the Investor Relations page).

Risk Oversight

The Board believes that an effective risk management system should be focused on (1) timely identifying the material risks that the Company faces, (2) communicating necessary information with respect to material risks to senior executives and, as appropriate, to the Board or relevant Board committee, (3) implementing appropriate and responsive risk management strategies consistent with the Company's risk profile, and (4) integrating risk management into Company decision-making. The Board has designated the Audit Committee to take the lead in overseeing risk management, and the Audit Committee makes periodic reports to the Board regarding briefings and reports provided by management and advisors as well as the Audit Committee's own analysis and conclusions regarding the adequacy of the Company's risk management processes. A particular area of risk that the Audit Committee evaluates and oversees on a regular basis is that of cyber security and information security. A summary of this review is provided as part of the Audit Committee’s report to the Board during each quarterly Board meeting. In addition, the Board encourages management to promote a corporate culture that incorporates risk management into the Company's corporate strategy and day-to-day business operations. The Board also works, with the input of the Company's executive officers, to assess and analyze the most likely areas of future risk for the Company. Additionally, on an annual basis the Nominating and Corporate Governance Committee reviews and recommends an Incident Response Policy for the Board’s approval. The Incident Response Policy is intended to categorize certain risk scenarios, designate members of senior management charged with addressing them, and provide for escalation of certain risk events from management to the appropriate Board Committee or the Board as a whole. Moreover, the Nominating and Corporate Governance Committee oversees ESG risks which may impact the Company.

In addition to the Audit Committee, the other committees of the Board consider the risks within their areas of responsibility. In this regard, the Compensation Committee considers the risks that may be implicated by our executive compensation programs. Based upon the comprehensive review of the executive compensation programs, the Compensation Committee has concluded that the Company’s executive compensation programs are not reasonably likely to have a material adverse effect on the Company as a whole.

Corporate Sustainability – Environmental, Social, and Governance

We believe that incorporating corporate responsibility and environmental, social and governance (ESG) concerns into our day-to-day business operations helps promote long-term growth for our company. Both the Nominating and Governance Committee and the Board receive periodic reports from management on our ESG initiatives, which include the following:

Diversity, Equity, & Inclusion. We are committed to fostering a work culture that promotes diversity, equity, and inclusion. In 2021, we expanded the scope of our diversity, equity, and inclusion program, StreamForward, through the formation of the StreamForward Steering Committee which is focused on creating a more diverse, equitable, and inclusive organization. StreamForward’s efforts, among other things, focus on education, content, programs, and training that enhance cultural competency, reduce bias, and promote a culture of belonging.

Community Engagement.   Guided by the Constitutional value of “streaming good,” we strive to create a positive social impact on the communities we serve. Being outstanding stewards of our communities – at all levels – is expected of employees as we recognize the value of “giving back” to others.  We live this value through our Streaming Good corporate social responsibility program which enables employees to participate in various initiatives to support our current selected organization, The American Cancer Society. Additionally, all employees are provided with paid time off to volunteer at the not-for-profit organization of their choosing through our Paid Time Off program.

Environmental Sustainability.   We believe in operating our business in an environmentally responsible manner, as evidenced by our selection of a LEED-certified building as our corporate headquarters.

COVID-19 Response and Employee Health and Safety. We are committed to providing a healthy and safe working environment for our employees. In response to the ongoing COVID-19 pandemic, a key priority and concern has been and remains the health and safety of our employees. At the outset of the pandemic, we required employees at all of our offices, including our corporate headquarters, to work remotely and implemented travel restrictions enterprise wide. Beginning December 1, 2021, we began to re-open our offices on a graduated basis for employees and implemented a hybrid work policy, where employees can choose to split time between working from an office and working from home or to work solely from home or other appropriate remote location (in addition to having the option of working primarily from our offices).

Nominating Committee Process and Board Diversity

The Nominating and Corporate Governance Committee is responsible for identifying qualified individuals to serve as members of the Company’s Board as well as reviewing the qualifications and performance of incumbent directors to determine whether to recommend them to the Board as nominees for re-election. In identifying candidates for membership on the Board, the Nominating and Corporate Governance Committee takes into account all factors it considers appropriate, which may include (a) ensuring that the Board, as a whole, is diverse and consists of individuals with various and relevant career experience, technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as an “audit committee financial expert,” as that term is defined by the rules of the SEC), and local or community ties and (b) appropriate qualifications on an individual level, including strength of character, mature judgment, time availability, familiarity with the Company’s business and industry, independence of thought, and an ability to work collegially. The Nominating and Corporate Governance Committee also may consider the extent to which the candidate would fill a present need on the Board. With respect to new candidates for Board service, a full evaluation generally also includes a detailed background check. With respect to the appointment of Ms. Rappuhn to the Board in January 2022, the above-described process was followed. Ms. Rappuhn was recommended to the Board by one of our independent Board members, Linda Rebrovick, based on her knowledge of Ms. Rappuhn and the professional qualifications of Ms. Rappuhn, including through Women Corporate Directors, an organization to which both Ms. Rebrovick and Ms. Rappuhn belong.

The Company does not have a formal policy with regard to the consideration of diversity in identifying director nominees, but the Nominating and Corporate Governance Committee strives to nominate directors with a variety of complementary skills and backgrounds so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee the Company's business.

In addition, the Nominating and Corporate Governance Committee takes into account gender, racial, and ethnic diversity when selecting and nominating individuals to serve on the Board of Directors. In this regard, the Board currently includes three female members. Moreover, prior to the resignation of C. Martin Harris, M.D., as a member of the Board effective February 26, 2021, the Board included an African-American member. The Nominating and Corporate Governance Committee intends to continue to take into account racial, ethnic, and cultural diversity considerations when assessing potential candidates to serve as new members of the Board on a going forward basis.

The Nominating and Corporate Governance Committee will consider nominees for the Board recommended by shareholders as provided below. Shareholders may propose nominees for consideration by the Nominating and Corporate Governance Committee by submitting the names and supporting information to: General Counsel and Corporate Secretary, HealthStream, Inc., 500 11th Avenue North, Suite 1000, Nashville, Tennessee 37203. The Nominating and Corporate Governance Committee will only consider candidates who are recommended by shareholders in accordance with the procedures set forth above under “What is the Deadline for Submitting Other Business or Nominations for the 2023 Annual Meeting?”

Board Diversity Matrix

The matrix below summarizes the self-identified gender and demographic background statistics for the Board in accordance with Nasdaq Rule 5606. Each of the categories listed in the matrix below has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of April 14, 2022)
Total Number of Directors	9
	Female	Male	Non-Binary	Did not Disclose Gender
Part I: Gender Identity
Directors	3	5		1
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	3	5
Two or More Races or Ethnicities
LGBTQ+	0
Did Not Disclose Demographic Background	3

Limitations on Other Board Service

Our Code of Conduct and Governance Principles provide that a director may not serve on more than two other public company boards without Board approval. Otherwise, we do not believe that our directors should be categorically prohibited from serving on boards and/or board committees of other organizations. Service on boards and/or committees of other organizations must also be consistent with our conflict of interest policy, as set forth in our Code of Conduct and Code of Ethics for executive officers and directors, which, among other things, require a director to provide notice to the Board of his or her acceptance of a nomination to serve on the board of another public company.

Communication with the Board

Shareholders may communicate with any of the Company’s directors by writing to them c/o HealthStream, Inc., 500 11th Avenue North, Suite 1000, Nashville, Tennessee 37203. Shareholders may also communicate with our directors by sending an email to boardofdirectors@healthstream.com. Shareholders may communicate with the chair of any committee by sending an email to auditchair@healthstream.com (Audit Committee), nomgovchair@healthstream.com (Nominating and Corporate Governance Committee), or compchair@healthstream.com (Compensation Committee), or with our outside directors as a group by sending an email to outsidedirectors@healthstream.com. Shareholders may also communicate with the Lead Independent Director by sending an email to LID@healthstream.com. Michael M. Collier, Senior Vice President and General Counsel is our Compliance Officer, and he reviews all such correspondence and regularly forwards to the Board a summary of all such correspondence and copies of all correspondence that, in the opinion of the Compliance Officer, deals with the functions of the Board or committees thereof or that he otherwise determines requires their attention. Concerns relating to accounting, financial reporting, internal controls, or auditing matters are immediately brought to the attention of the Company’s Audit Committee and handled in accordance with procedures established by the Audit Committee. Concerns relating to the Board’s overall governance are brought to the immediate attention of the Lead Independent Director and are handled in accordance with procedures established by the Lead Independent Director.

Certain Relationships and Related Transactions

The Board has adopted a written Related-Party Transaction Policy (the “Policy”) providing for approval of transactions in which (1) the aggregate amount involved will or may be reasonably expected to exceed $120,000 in any calendar year, (2) the Company or any of its subsidiaries is a participant, and (3) any of our directors, director nominees, executive officers, greater than five percent beneficial owners, or an immediate family member of any of the foregoing individuals (“Related Party”) has or will have a direct or indirect material interest (other than solely as a result of being a director, officer or a less than ten percent beneficial owner of another entity) (“Related Party Transaction”). A copy of the Policy may be accessed in the “Corporate Governance” section of the Investor Relations page of our website at www.healthstream.com.

The Board has determined that the Audit Committee is best suited to review and approve Related Party Transactions. Pursuant to the Policy, the Audit Committee reviews Related Party Transactions and determines whether or not to approve or ratify those Related Party Transactions and may also review and approve transactions with Related Parties that do not constitute a “Related Party Transaction” as defined above as the result of not meeting the dollar or materiality thresholds set forth above; provided, however, that the Chair of the Audit Committee will review and consider any Related Party Transaction if it is not practicable for the entire committee to consider such matter. The Policy provides that the Audit Committee (or Chair) will take into the following factors, as applicable, in connection with its review of the Related Party Transaction:

●	The Related Party’s interest in the Related Party Transaction;
●	The approximate dollar value of the amount involved in the Related Party Transaction;
●	The approximate dollar value of the amount of the Related Party’s interest in the transaction without regard to the amount of any profit or loss;
●	Whether the transaction was undertaken in the ordinary course of business of the Company;
●	Whether the transaction with the Related Party is proposed to be, or was, entered into on terms no less favorable to the Company than terms that could have been reached with an unrelated third party;
●	The purpose of, and the potential benefits to the Company of, the Related Party Transaction;
●	Required public disclosure, if any; and
●

Any other information regarding the Related Party Transaction or the Related Party in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

As set forth in the Policy, the Audit Committee has reviewed the types of Related Party Transactions described below and determined that each of the following types of Related Party Transactions shall be deemed to be pre-approved by the Audit Committee, even if the aggregate amount involved will exceed $120,000, unless otherwise specifically determined by the Audit Committee:

●

Any employment by the Company of an executive officer of the Company or any of its subsidiaries, as long as the executive officer is not an immediate family member of another executive officer, director, or nominee for director of the Company, and the related compensation is approved (or recommended to the Board for approval) by the Company’s Compensation Committee;

●

Any compensation paid to a director if the compensation is consistent with the Company’s director compensation policies and is required to be reported in the Company’s proxy statement under Item 402 of Regulation S-K promulgated by the SEC;

●

Any transaction with another company at which a Related Party’s only relationship is as an employee (other than an executive officer or director) or beneficial owner of less than ten percent of that company’s equity, if the aggregate amount involved does not exceed the greater of $1,000,000, or two percent of that company’s total annual revenues;

●

Any charitable contribution, grant, or endowment by the Company to a charitable organization, foundation, or university at which a Related Party’s only relationship is as an employee (other than an executive officer or director), if the aggregate amount involved does not exceed the greater of $1,000,000, or two percent of the charitable organization’s total annual receipts; and

●

Any transaction where the Related Party’s interest arises solely from the ownership of the Company’s common stock and all holders of the Company’s common stock received the same benefit on a pro rata basis (e.g., dividends).

Since January 1, 2021, the Company has not been a participant in any transaction, and is not a participant in any currently proposed transaction, with any of our directors, executive officers, greater than five percent beneficial owners, or their respective immediate family members which would require disclosure under Item 404(a) of Regulation S-K under the Securities Exchange Act.

Compensation Committee Interlocks

The members of the Compensation Committee are responsible for determining executive compensation and equity-based grants to executive officers. The Compensation Committee is comprised of (and during 2021 was comprised of) Frank Gordon, Jeffrey L. McLaren, and Linda Rebrovick, each of whom is independent within the meaning of the listing standards of Nasdaq. Other than Mr. McLaren, who served as the Company’s President from 1990 to 2000 and as Chief Product Officer from 1999 to 2000, none of these persons has at any time been an officer or employee of the Company or any of its subsidiaries. In addition, there are no relationships among the Company’s executive officers, members of the Compensation Committee, or entities whose executive serves on the Board or the Compensation Committee that require disclosure under applicable SEC rules.

Code of Conduct

The Company has established a Code of Conduct that applies to all directors and employees of HealthStream, Inc. The purpose of the Code of Conduct is, among other things, to provide written standards for our directors and employees that are reasonably designed to support high standards of business and personal ethics in the discharge of their duties. A copy of the Code of Conduct may be accessed in the “Corporate Governance” section of the Investor Relations page of our website at www.healthstream.com.

Code of Ethics for Executive Officers and Directors

The Company has established a Code of Ethics that applies to all executive officers and directors of HealthStream, Inc., including our principal executive officer, principal financial officer, and principal accounting officer. The purpose of the Code of Ethics is, among other things, to provide written standards that are reasonably designed to deter wrongdoing and to promote: honest and ethical conduct, including ethical handling of actual or apparent conflicts of interest; full, fair, accurate, timely, and understandable disclosure in reports and documents filed with the SEC and other public communications by the Company; compliance with applicable governmental laws, rules, and regulations; prompt internal reporting of violations of the code; and accountability for adherence to the Code of Ethics. A copy of the Code of Ethics may be accessed in the “Corporate Governance” section of the Investor Relations page of our website at www.healthstream.com. In addition, the Company intends to post amendments to or waivers, if any, from its Code of Ethics at this location on its website.

Succession Planning

Annually, during an executive session of our directors, our Board reviews the Company’s succession plan. In preparation for this session, the Nominating and Corporate Governance Committee reviews the Company’s succession plan with our Chairman and Chief Executive Officer.

Director Orientation

Upon the election of a new director, management and the Nominating and Corporate Governance Committee conduct an orientation session with the new director. During this session, the director is provided with an overview of the Company’s operations, its organizational structure, its products and services, management’s risk assessment, corporate governance documents and guidelines, compliance, and reporting requirements, as well as our annual Board calendar. Orientation is further customized for any particular new director to address anticipated committee assignments or specific requests of our directors.

Strategic Planning

The Board and executive team meet annually to review the Company’s strategic plan. During this session, discussions include a high-level review of the Company’s mission and vision as well as the Company’s strategic plan for the next three to five years.

Recoupment Policy

The Company has established a recoupment policy that allows the Company to recover any incentive compensation awarded or paid to executive officers of the Company in the event that: (i) the Company is required to restate its financial statements due to its material noncompliance with financial reporting requirements under the federal securities laws (other than a restatement to comply with changes in applicable accounting principles), (ii) such executive officer, at any time after the effective date of the recoupment policy and during the three-year period preceding the date on which the Company is required to restate its financial statements, received payment or realized compensation from incentive compensation based on the erroneous financial data, (iii) such executive officer engaged in misconduct, violated the Company’s Code of Conduct, or otherwise caused or contributed to the requirement of the restatement, and (iv) in the discretion of the Compensation Committee, a lower payment would have been made to the executive officer based upon the restated financial results.

In addition, Section 304 of the Sarbanes-Oxley Act of 2002 requires the recovery of incentive awards in certain circumstances. If we are required to restate our financial statements due to material noncompliance with any financial reporting requirements as a result of misconduct, our CEO and CFO will be required under Section 304 of the Sarbanes-Oxley Act to reimburse us for (1) any bonus or other incentive- or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and (2) any profits realized from the sale of our securities during such 12 month period.

In 2015, the SEC issued proposed rules regarding the adoption of “clawback” policies by publicly listed companies in accordance with the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). When final SEC rules implementing these requirements have been adopted and become effective, publicly listed companies will be required to adopt a “clawback” policy providing for the recovery of certain incentive-based compensation from the executive officers of the company in the event the company is required to restate its financial statements as a result of material noncompliance of the company with any financial reporting requirements under the securities laws. When final rules under the Dodd-Frank Act are adopted, we expect to revise our existing recoupment policy as necessary to comply with these final SEC rules.

Anti-Hedging Policy

The Company has established an anti-hedging policy that prohibits the Company’s directors, executive officers and certain other key employees, including vice presidents and associate vice presidents, from engaging in hedging or monetization transactions with respect to the Company’s securities. The Board believes that it is inappropriate for directors and officers to hedge or monetize transactions to lock in the value of holdings in the Company’s securities. Such transactions, while allowing the holder to own the Company’s securities without the full risks and rewards of ownership, potentially separates the holder’s interests from those of the public shareholders of the Company. Moreover, certain short-term or speculative transactions in the Company’s securities create the potential for heightened legal risk and/or the appearance of improper or inappropriate conduct involving the Company’s securities.

Director Compensation

2021 Cash Compensation of Directors. During 2021, we paid each non-employee director a flat fee of $20,000 for their board and committee meeting attendance and participation, except for members of the Audit Committee who received a flat fee of $22,500, and an annual retainer of $5,000, except for the Audit Committee Chair and Nominating and Corporate Governance Chair, each of whom was paid an additional retainer of $7,500, and the Compensation Committee Chair who was paid an additional retainer of $2,000. These amounts were the same in 2021 as they were in 2020. Beginning in 2021, non-employee directors had the option to elect to receive shares of HealthStream, Inc. common stock pursuant to the terms of the 2016 Plan in lieu of the cash compensation otherwise payable to such non-employee directors (with such number of shares to be based on the fair market value of our common stock at such times that the cash compensation would otherwise be payable) by making an election to this effect by the end of the prior calendar year.

2021 Equity Compensation of Directors. During 2021, we granted 2,830 restricted share units (“RSUs”) to each non-employee director of the Company under our 2016 Omnibus Incentive Plan. The RSUs vest annually, in three equal increments as of the first, second, and third anniversaries of the grant date pursuant to the provisions of the 2016 Plan as discussed below, provided that the non-employee director continues to serve as a director on such vesting dates. The grant date fair value of the RSUs granted to directors in 2021 was approximately the same as the grant date fair value of RSUs granted to directors in 2020. Directors must remain in the service of the Company as a director for the RSUs to vest unless otherwise determined by the Compensation Committee.

Employee directors are not eligible for any compensation for service on the Board or its committees.

Summary of 2021 Director Compensation. The following table sets forth the compensation for the Company’s non-employee directors during 2021.

	Fees Earned or	Fees Earned or	Stock
Name	Paid in Cash ($)	Paid in Stock ($)	Awards ($)(1)	Total ($)
Thompson S. Dent	$32,500	$—	$65,118	$97,618
Frank Gordon	—	27,004	65,118	92,122
C. Martin Harris, M.D.	3,563	—	—	3,563
Jeffrey L. McLaren	25,000	—	65,118	90,118
Linda Rebrovick	—	27,511	65,118	92,629
Michael D. Shmerling	—	35,011	65,118	100,129
William W. Stead, M.D.	—	26,888	65,118	92,006
Deborah Taylor Tate	25,000	—	65,118	90,118

(1)

Represents the aggregate grant date fair value of the RSUs granted to non-employee directors in 2021 computed in accordance with FASB ASC Topic 718. For significant assumptions with regard to such valuation, see Note 11 – Stock Based Compensation in the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022.

The following table shows the aggregate number of outstanding RSUs held by each non-employee director at fiscal year-end 2021.

Name	Restricted Share Unit Awards Outstanding
Thompson S. Dent	5,508
Frank Gordon	5,508
Jeffrey L. McLaren	5,508
Linda Rebrovick	5,508
Michael D. Shmerling	5,508
William W. Stead, M.D.	5,508
Deborah Taylor Tate	5,508

2022 Director Compensation. For 2022, the Compensation Committee determined to increase the annual retainer fee paid to each non-employee director from $5,000 to $10,000. There were no other changes made from 2021 with regard to the amount of payment for annual cash retainers paid to non-employee directors, including committee chairs, for board and committee attendance.

For 2022, we granted 3,445 RSUs to each non-employee director of the Company, with the exception of Terry Allison Rappuhn who received 3,986 RSUs under our 2016 Omnibus Incentive Plan. The grant date fair value of the RSUs granted to directors in 2022 was approximately $10,000 more than the grant date fair value of RSUs granted to directors in 2021. These RSUs will vest annually, in three equal increments as of the first, second, and third anniversaries of the grant date.

Executive Officers

The following table sets forth certain information regarding the executive officers of the Company. Information pertaining to Mr. Frist, who is both a director and an executive officer of the Company, is located in the section entitled “Directors.”

Name	Position with the Company	Age
J. Edward Pearson	President and Chief Operating Officer	59
Scott A. Roberts	Senior Vice President and Chief Financial Officer	45
Jeffrey D. Cunningham	Senior Vice President and Chief Technology Officer	55
Michael Sousa	Senior Vice President and President, VerityStream	53
Michael M. Collier	Senior Vice President, Corporate Development and General Counsel	46
Trisha L. Coady	Senior Vice President and General Manager, Workforce Development Solutions	46
M. Scott McQuigg	Senior Vice President, Workforce Scheduling Solutions	54
Kevin P. O’Hara	Senior Vice President, Platform Solutions	52
Scott Fenstermacher	Senior Vice President, Sales	53

J. Edward Pearson joined the Company in June 2006 as senior vice president and was promoted to chief operating officer in 2011 and to president on May 15, 2018. He earned a Bachelor of Business Administration in Accounting from Middle Tennessee State University.

Scott A. Roberts joined the Company in January 2002 and served as vice president of accounting and finance beginning in January 2015, following service in multiple positions to which he was promoted. Thereafter, Mr. Roberts was appointed as interim chief financial officer in February 2019 and was appointed as chief financial officer and senior vice president of the Company in September 2019. He earned a Bachelor of Business Administration degree from Middle Tennessee State University.

Jeffrey D. Cunningham joined the Company in July 2017 as senior vice president and chief technology officer. Prior to joining the Company, he founded and served as chief technology officer and chief strategy officer for Informatics Corporation of America for twelve years. He earned a Bachelor of Science in Computer Science from the University of North Texas.

Michael Sousa joined the Company in October 2004 and served as senior vice president of sales from January 2010 to June 2014. In June 2014, he was promoted to senior vice president of business development. In February 2015, he was named president of Echo, Inc. (now known as VerityStream), HealthStream’s Provider Solutions business segment, while continuing to serve as a senior vice president of the Company. He earned a Bachelor of Science degree from Boston College and a Master of Business Administration from Boston University.

Michael M. Collier joined the Company in August 2011 as vice president and general counsel, began serving as the vice president of business development and general counsel shortly thereafter, and was promoted to senior vice president of corporate development and general counsel in July 2017. Mr. Collier also serves as the Company’s Corporate Secretary. He graduated with bachelors and masters degrees in Philosophy and Religion from University of Tennessee-Knoxville and earned a Juris Doctorate (J.D.) from University of California, Berkeley – School of Law.

Trisha L. Coady joined the Company in January 2014 and served as associate vice president and subsequently vice president and general manager of clinical development solutions from June 2015 to November 2018. In November 2018, she was promoted to senior vice president and general manager of workforce development solutions. She earned a Bachelor of Science in Nursing degree from Université de Moncton.

M. Scott McQuigg joined the Company in January 2019 as senior vice president of hStream solutions and in January 2021 began serving as general manager of workforce scheduling solutions. Prior to joining the Company, he co-founded and served as chief executive officer for GoNoodle for thirteen years. Before this role, he co-founded and served as chief executive officer of HealthLeaders.

Kevin O’Hara joined the Company in January 2021 as senior vice president and general manager of platform solutions. Prior to joining the Company, he served as chief product officer for Caresyntax for one year and as chief executive officer for Syus, a predecessor entity, for eight years. He earned a Bachelor of Arts in Public Policy Studies and a J.D. from Vanderbilt University.

Scott Fenstermacher joined the Company in 2012 and served as vice president of sales beginning in 2017 and was promoted to senior vice president of sales in January 2021. He graduated from University of Pittsburgh with a Bachelor of Arts and a Bachelor of Science.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

Company Performance in 2021 and Impact on Executive Compensation

In 2021, the Company continued its focus on improving patient outcomes through the development of healthcare organizations’ greatest asset: their people.

Below is an overview of the Company’s performance in 2021 as compared to 2020.

●	Five percent increase in revenue to $256.7 million;
●	49 percent decrease in operating income to $8.1 million;
●	59 percent decrease in net income to $5.8 million; and
●	15 percent increase in adjusted EBITDA(1) to $52.7 million.

(1)

Adjusted EBITDA is a non-GAAP financial measure. See Appendix A for a definition of adjusted EBITDA, an explanation as to why we believe adjusted EBITDA presents useful information to investors, and a reconciliation of adjusted EBITDA to the most comparable GAAP measure (net income).

We ended 2021 capitalized with a cash and marketable securities balance of $51.9 million and full availability of our $65.0 million line of credit.

Compensation decisions for Named Executive Officers in 2021 reflected the results of the Company’s performance and are summarized in the bullets below.

●	The Company increased base salaries of Named Executive Officers between four and ten percent in comparison to 2020 levels.
●

Named Executive Officers were eligible to receive short-term awards in the form of a cash bonus under the Company’s primary bonus plans. Messrs. Frist and Pearson were eligible to receive a cash bonus in an amount equal to up to 40 percent of base salary, Messrs. O'Hara and Roberts were eligible to receive a cash bonus in an amount equal to up to 30 percent of base salary, and Mr. Sousa was eligible to receive a cash bonus in an amount equal to up to 8 percent of base salary, based on the level of attainment of 2021 Incentive Plan Company Adjusted EBITDA (as defined below) (in addition, Mr. Sousa was eligible to receive an additional cash bonus as noted below based on the performance of our provider solutions segment). Based on the amount of the 2021 Incentive Plan Company Adjusted EBITDA in 2021, Messrs. Frist, Pearson, O'Hara, Roberts, and Sousa received the maximum cash bonus under the Company’s primary bonus plan. In addition, Mr. Sousa was eligible to receive an additional cash bonus equal to up to 32 percent of base salary based on the level of attainment of 2021 Incentive Plan VerityStream Adjusted EBITDA (as defined below) in relation to our provider solutions segment (which is branded in the marketplace as VerityStream). Based on the amount of 2021 Incentive Plan VerityStream Adjusted EBITDA for 2021, Mr. Sousa received the maximum cash bonus such that Mr. Sousa’s combined cash bonus was 40 percent of base salary.

●

RSUs subject to time-based vesting were granted as part of the Company’s annual equity grants in the following amounts: 5,717 RSUs granted to each of Messrs. Frist, Pearson, and Sousa, 5,215 RSUs granted to Mr. Roberts, and 13,340 RSUs granted to Mr. O'Hara (including 8,125 granted to Mr. O'Hara on January 8, 2021 in connection with him joining the Company as an executive officer).

Overview of Compensation Process. The Compensation Committee of the Company’s Board is comprised solely of independent directors. The Compensation Committee during 2021 was comprised of Frank Gordon, Jeffrey McLaren, and Linda Rebrovick, each of whom is independent within the meaning of the listing standards of Nasdaq.

The Compensation Committee is responsible for setting the compensation of the Company’s executive officers, overseeing the Board’s evaluation of the performance of our Chief Executive Officer, and administering the Company’s equity-based and incentive plans for our Named Executive Officers, among other things. The Compensation Committee undertakes these responsibilities pursuant to a written charter adopted by the Compensation Committee, which is reviewed at least annually by the Compensation Committee. The Compensation Committee Charter may be accessed on our website in the “Corporate Governance” section of our Investor Relations page at www.healthstream.com.

The Compensation Committee did not engage any compensation consultant in relation to the Compensation Committee’s evaluation of director and executive officer compensation in 2021.

The Compensation Committee annually reviews executive compensation and the Company’s compensation policies to ensure that the Chief Executive Officer and the other executive officers are rewarded appropriately for their contributions to the Company and that our overall compensation strategy supports the objectives and values of our organization, as well as shareholder interests. The Compensation Committee also annually reviews the executive officers’ expense reimbursements with the Company’s Controller.

The Compensation Committee solicits the views and recommendations of our Chief Executive Officer when setting the base salaries of each member of the executive team, other than the Chief Executive Officer, given his insight into internal pay equity and positioning issues, as well as executive performance. At a committee meeting typically held during the first quarter of each year, the Chief Executive Officer summarizes his assessment of the performance during the previous year of each member of the executive team, other than the Chief Executive Officer, including his recommendations on compensation for such members of the executive team, other than the Chief Executive Officer. Following the Chief Executive Officer’s presentation and Compensation Committee discussion, the Compensation Committee discusses and approves the compensation for each member of the executive team, other than the Chief Executive Officer, based on competitive considerations, the Chief Executive Officer’s assessment of individual performance, the Company’s overall performance, and the executive’s current compensation package.

The process is similar for determining the compensation for the Chief Executive Officer, except that the Chief Executive Officer does not provide the Compensation Committee with a recommendation or otherwise participate in discussions regarding his compensation. The Compensation Committee meets to discuss and approve the Chief Executive Officer’s compensation, based on its assessment of the Chief Executive Officer’s performance, the Company’s performance, competitive considerations, the Chief Executive Officer’s current compensation package, and other factors which may be deemed appropriate by the Compensation Committee. The Compensation Committee also solicits comments about the Chief Executive Officer’s performance from the other independent directors.

2021 Advisory Vote on Executive Compensation. At the Company’s 2021 annual meeting of shareholders, shareholders holding approximately 97% of the votes cast voted to approve, on an advisory basis, our executive compensation as described in our proxy statement. The Compensation Committee believes this affirmed shareholders’ support of the Company’s approach to executive compensation.

Compensation Philosophy. The fundamental objective of our executive compensation policies is to attract and maintain executive leadership that will execute the Company’s business strategy, uphold the Company’s mission, vision, and values, and deliver results and long-term value to the Company’s shareholders. Accordingly, the Compensation Committee seeks to develop and maintain a compensation structure that will attract, retain, and motivate highly qualified and high-performing executives through compensation that is fair, balanced, aligned with shareholder interests, and linked to overall financial performance.

We believe we have a strong “pay for performance” philosophy designed to reward executive officers for maximizing our success, as determined by our performance relative to our financial and operational goals. The Compensation Committee’s compensation philosophy for the executive team emphasizes an overall analysis of the executive’s performance for the past year, projected role and responsibilities for the coming year, required impact on execution of the Company’s strategy, total cash and equity compensation, and other factors the Compensation Committee deems appropriate. In addition, while the Compensation Committee may consider information regarding executive compensation paid at companies comparable to the Company as part of a “market check” with the goal of ensuring that the compensation paid to our Named Executive Officers is reasonably competitive in comparison to compensation at such comparable companies, the Compensation Committee does not target or benchmark any element of compensation or the total compensation paid to our Named Executive Officers based on compensation surveys or data or the executive compensation practices of other public companies. Our philosophy also considers employee retention, vulnerability to recruitment by other companies, and the difficulty and costs associated with replacing executive talent. Based on these objectives, the Compensation Committee has determined that our Company should provide its executives compensation packages comprised of three primary elements: (i) base salary, which reflects individual performance and is designed to provide a secure level of guaranteed cash compensation; (ii) annual cash bonuses based on the overall financial performance of the Company, and, in the case of Mr. Sousa, the performance of the business segment for which Mr. Sousa is most directly responsible (Provider Solutions), in accordance with annual goals established by the Compensation Committee; and (iii) long-term equity-based incentive awards which further align the interests between executive officers and our shareholders.

The specific analysis regarding the components of total executive compensation for 2021 are described below. The primary components of the 2021 program were cash compensation, consisting of a base salary and bonuses, and equity incentives, consisting of time-based RSUs.

Base Salary. We seek to provide base salaries for our executive officers that provide a secure level of guaranteed cash compensation in accordance with their experience, professional status, and job responsibilities. Each year, the Compensation Committee reviews and approves a revised annual salary plan for executive officers, taking into account several factors, including prior year salary, responsibilities, tenure, performance, salaries paid by similar companies for comparable positions solely for purposes of a “market check” with the goal of ensuring that the Company’s base salary levels are reasonably competitive compared to base salary levels at similar companies, and the Company’s recent financial performance. Taking these factors into account, the Compensation Committee approved base salaries for the Named Executive Officers in the amounts in the following table.

	2021 Base		2020 Base	Percentage
Name and Title	Salary(1)		Salary(1)	Increase
Robert A. Frist, Jr., Chief Executive Officer	$365,000		$345,050	5.8%
J. Edward Pearson, President and Chief Operating Officer	355,000		339,900	4.4%
Scott A. Roberts, Senior Vice President, Chief Financial Officer	275,000		250,000	10.0%
Michael Sousa, Senior Vice President and President, VerityStream	355,000		339,900	4.4%
Kevin P. O'Hara, Senior Vice President, Platform Solutions	285,000	(2)	N/A	N/A

(1)	Commencing May 1 of each year (aside from Mr. O'Hara, as noted in footnote (2) below).
(2)	Reflects annual base salary which became payable to Mr. O'Hara in connection with him joining the Company in January 2021.

Cash Bonuses. In addition to base salary, our cash bonus plan compensation provides our executive officers with the potential for enhanced cash compensation based on the financial performance of the Company and, in the case of Mr. Sousa, based on the financial performance of the business unit for which Mr. Sousa is most responsible (Provider Solutions). On March 17, 2021, the Compensation Committee established two cash bonus plans, the “Primary Bonus Plan,” which was for each Named Executive Officer and certain other vice presidents and directors of the Company, and the “VerityStream Bonus Plan,” which was for certain members of management of VerityStream (our Provider Solutions business segment), including Mr. Sousa. In connection with the adoption of the Primary Bonus Plan, the Compensation Committee established performance objectives that would reward Named Executive Officers and certain other vice presidents and directors of the Company for achieving 2021 Incentive Plan Company Adjusted EBITDA goals (as defined below). For purposes of this bonus calculation, “2021 Incentive Plan Company Adjusted EBITDA” was defined as our consolidated adjusted EBITDA, as set forth in Appendix A herein, as adjusted for bonuses, acquisition-related expenses incurred during the year to the extent such expenses were in excess of the amount budgeted, and Adjusted EBITDA from acquisitions consummated during the year. The Compensation Committee chose 2021 Incentive Plan Company Adjusted EBITDA as the measure under the Primary Bonus Plan because it believed that this was a key measure of our operating performance during 2021 and because it believes that this measure correlates over time with long-term shareholder value.

The Primary Bonus Plan for the Named Executive Officers who participate in this plan was structured to pay bonuses in a maximum amount of 8 percent of base salary for Mr. Sousa, 30 percent of base salary for Messrs. O'Hara and Roberts, and 40 percent of base salary for Messrs. Frist and Pearson. The maximum percentage cash bonus opportunities under the Primary Bonus Plan were the same in both 2020 and 2021 for all Named Executive Officers, provided that, as part of expense management measures related to the COVID-19 pandemic, the Compensation Committee made a determination on October 7, 2020, to reduce the maximum bonus opportunity under the Primary Bonus Plan for 2020 payable to our Named Executive Officers by one-third, such that following such reduction the maximum cash bonus opportunities payable to our Named Executive Officers represented two-thirds of the originally approved maximum bonus amounts.

In order to receive any payout, the Primary Bonus Plan required achievement by the Company of 2021 Incentive Plan Company Adjusted EBITDA during 2021 of $37.3 million, with a maximum payout requiring achievement of 2021 Incentive Plan Company Adjusted EBITDA during 2021 of $38.7 million. Named Executive Officers were (i) not eligible to receive cash bonuses under the Primary Bonus Plan if the Company achieved 2021 Incentive Plan Company Adjusted EBITDA of less than $37.3 million, (ii) eligible to receive the maximum bonus (8 percent for Mr. Sousa, 30 percent for Messrs. O'Hara and Roberts, and 40 percent for Messrs. Frist and Pearson of base salary) if the Company achieved at least $38.7 million of 2021 Incentive Plan Company Adjusted EBITDA, and (iii) eligible to receive an incremental payout between zero and 8 percent for Mr. Sousa, between zero and 30 percent for Messrs. O'Hara and Roberts, and between zero and 40 percent for Messrs. Frist and Pearson, of base salary on a straight-line interpolation basis to the extent the Company achieved 2021 Incentive Plan Company Adjusted EBITDA between $37.3 million and $38.7 million. The bonus payment scale was established with the intent of aligning the interests of our Named Executive Officers with our shareholders and to incentivize our executive officers by funding the bonus pool incrementally based on the amount of 2021 Incentive Plan Company Adjusted EBITDA exceeding the Company’s threshold of 2021 Incentive Plan Company Adjusted EBITDA.

The 2021 Incentive Plan Company Adjusted EBITDA in 2021, as defined above, was approximately $55.0 million, which was above the maximum level of $38.7 million, and therefore the Company paid the maximum cash bonuses to the Named Executive Officers set forth above under the Primary Bonus Plan.

The VerityStream Bonus Plan was structured to pay a bonus in a maximum amount of 40 percent of base salary for Mr. Sousa, being comprised of 32 percent from the VerityStream Bonus Plan and 8 percent from the Primary Bonus Plan, as noted above. The maximum percentage cash bonus opportunity available to Mr. Sousa under the VerityStream Bonus Plan was the same in both 2020 and 2021, provided that, as part of the expense management measures related to the COVID-19 pandemic noted above, the Compensation Committee made a determination on October 7, 2020 to reduce the maximum bonus opportunity for 2020 under the VerityStream Bonus Plan by one-third, such that following such reduction the maximum bonus opportunity represented two-thirds of the originally approved maximum bonus amount.

The Compensation Committee established performance objectives under the VerityStream Bonus Plan that would reward Mr. Sousa and certain members of management of VerityStream for exceeding financial targets with respect to VerityStream established by the Compensation Committee. The VerityStream Bonus Plan was structured to provide bonus payouts (as a percentage of base salary) for achieving 2021 Incentive Plan VerityStream Adjusted EBITDA (as defined below) goals for 2021 (as defined below). In order to receive any payout, the VerityStream Bonus Plan required achievement of 2021 Incentive Plan VerityStream Adjusted EBITDA of $14.8 million with a maximum payout requiring achievement of $15.3 million. "2021 Incentive Plan VerityStream Adjusted EBITDA" for purposes of the VerityStream Bonus Plan was the Provider Solutions business segment’s adjusted EBITDA, as adjusted for bonuses, acquisition-related expenses with respect to VerityStream incurred during the year to the extent such expenses were in excess of the amount budgeted, and EBITDA from acquisitions consummated during the year with respect to VerityStream. Mr. Sousa was (i) not eligible to receive a cash bonus if VerityStream achieved 2021 Incentive Plan VerityStream Adjusted EBITDA of less than $14.8 million, (ii) eligible to receive a cash bonus of 32 percent of base salary if VerityStream achieved at least $15.3 million of 2021 Incentive Plan VerityStream Adjusted EBITDA, and (iii) eligible to receive an incremental payout between zero and 32 percent of base salary based on straight-line interpolation to the extent that VerityStream achieved 2021 Incentive Plan VerityStream Adjusted EBITDA between $14.8 million and $15.3 million.

2021 Incentive Plan VerityStream Adjusted EBITDA in 2021, as defined above, was approximately $18.7 million, which was above the maximum threshold level of $15.3 million. Therefore, the Company paid the maximum cash bonus to Mr. Sousa set forth above under the VerityStream Bonus Plan.

Long-Term Stock-Based Incentive Compensation. As described above, one of our key compensation philosophies is that long-term stock-based incentive compensation strengthens the alignment of the interests of our executive officers with our shareholders. The Compensation Committee believes that the strategy of granting time-based vesting restricted stock units (RSU) awards is in the best interest of the Company and its shareholders, as the value of such awards is tied to the stock price of the Company, and executive officers only receive the benefit from these awards to the extent they continue their employment with the Company through the applicable vesting periods. In addition, the Compensation Committee has approved the grant of performance-based vesting restricted stock unit awards to certain of our executive officers from time to time, but did not do so in 2021.

The Compensation Committee may also approve additional equity incentive awards in certain special circumstances, such as promotion of an executive officer to a new position, the addition of new executive team members, or in recognition of special contributions or achievements by an executive officer.

The time-based RSU awards made to our Named Executive Officers in 2021 as part of our annual equity grant were consistent with the Company’s retention, performance, and shareholder alignment objectives, and were also generally consistent in nature and amount (from a grant date fair value perspective) with annual equity grants made in recent years. The Compensation Committee typically approves annual awards at its first quarter committee meeting and followed this process in 2021 by granting time-based RSU awards to each of our Named Executive Officers on March 17, 2021, the date of such committee meeting. In addition, as noted above, Kevin O'Hara received a grant of 8,125 time-based RSUs on January 8, 2021, in connection with joining the Company as an executive officer in January 2021.

Each time-based RSU described above represents the contractual right to receive one share of the Company’s common stock. The RSUs are subject to the terms of the 2016 Plan and the individual grant award agreements. The time-based RSUs granted to our Named Executive Officers during 2021 vest annually in four increasing increments of 15%, 20%, 30% and 35% as of the first, second, third, and fourth anniversaries of the grant date, respectively, provided that the grantee is employed on such vesting date. Further, vesting is subject to acceleration under certain circumstances as contemplated in the 2016 Plan and/or the individual grant agreement.

The chart below summarizes the equity awards made to our Named Executive Officers during 2021.

Name and Title	Shares Subject to Time-Based Vesting RSU Grant		Aggregate Grant Date Fair Value of Shares Subject to Time Based Vesting(1)
Robert A. Frist, Jr., Chief Executive Officer	5,717		$131,548
J. Edward Pearson, President and Chief Operating Officer	5,717		131,548
Michael Sousa, Senior Vice President and President, VerityStream	5,717		131,548
Scott A. Roberts, Senior Vice President and Chief Financial Officer	5,215		119,997
Kevin P. O'Hara, Senior Vice President, Platform Solutions	13,340	(2)	320,035

(1)	Grant date for share-based payment awards is established once a mutual understanding has been reached regarding the key terms and conditions of such award.
(2)	Includes 8,125 time-based RSUs granted in January 2021 in connection with Mr. O'Hara joining the Company.

In recent years, the Compensation Committee has reviewed and approved a long-term equity grant for executive officers, taking into account several factors, including prior year grant date value, responsibilities, tenure, performance, long-term equity incentives awarded by similar companies for comparable positions solely for purposes of a “market check” with the goal of ensuring that the Company’s long term incentive levels are reasonably competitive compared those at similar companies, and the Company’s recent financial performance. The Committee took these factors into account in determining the appropriate long-term equity grants for executive officers during 2021.

In addition, the Compensation Committee made a determination to grant Mr. Pearson performance-based RSUs in May 2018 in connection with Mr. Pearson’s promotion to President in recognition of Mr. Pearson’s increased responsibilities and to incentivize Mr. Pearson in connection with the Company’s achievement of key annual performance objectives over a five-year time horizon. In connection with this grant, Mr. Pearson received 35,000 performance-based RSUs, which were eligible for vesting in five increments of 10%, 15%, 20%, 25%, and 30% on March 15, 2019, 2020, 2021, 2022, and 2023, based on whether the Company has achieved certain annual financial performance targets (which may include, among other things, operating income, adjusted EBITDA and revenue thresholds) for the fiscal year preceding such vesting as determined by the Compensation Committee on an annual basis, subject to Mr. Pearson’s continuing employment as of any such vesting date.

The Compensation Committee also made a determination to grant Mr. Sousa performance-based RSUs in May 2018 to recognize and to promote parity among President roles and to incentivize Mr. Sousa in connection with the attainment by VerityStream of key annual performance objectives over a five-year time horizon. In connection with this grant, Mr. Sousa received 35,000 performance-based RSUs in May 2018 which were eligible for vesting in five increments of 10%, 15%, 20%, 25% and 30% on March 15, 2019, 2020, 2021, 2022 and 2023 based on whether the business unit over which Mr. Sousa is President (currently, VerityStream) has achieved annual financial performance targets (which may include, among other things, operating income, adjusted EBITDA and revenue thresholds for VerityStream) for the fiscal year preceding such vesting as determined by the Compensation Committee on an annual basis, subject to Mr. Sousa’s continuing employment as of any such vesting date.

Messrs. Pearson and Sousa’s award agreements provide that, to the extent that any RSUs do not vest in any year (based on the failure to fully achieve the performance criteria for any such year) (the “Catch-Up RSUs”), any such Catch-Up RSUs will be eligible for vesting in connection with the achievement of performance criteria in the next year (but not in succeeding years) as determined by the Compensation Committee (which performance criteria for the Catch-Up RSUs may require the overachievement of the applicable performance metric(s) for such year).

During 2021, the performance criteria was established for 8,750 of the performance based RSUs granted to each of Messrs. Pearson and Sousa, the vesting of which was based on the achievement of performance criteria for 2021 as described in greater detail below. In accordance with SEC guidance, the Summary Compensation Table set forth below for 2021 reflects the grant date fair value of these 8,750 performance based RSUs for each of Messrs. Pearson and Sousa.

The performance criteria for Mr. Pearson’s 8,750 RSUs granted in 2018 which were eligible for vesting based on the performance period in 2021 and for which performance criteria was established in 2021, was based upon the achievement of our consolidated adjusted EBITDA during 2021, as adjusted for acquisition related expenses incurred during the year and adjusted EBITDA from acquisitions consummated during the year (the "RSU 2021 Company Adjusted EBITDA"). The performance criteria for these awards was structured to provide (i) 100% vesting of RSUs for achieving RSU 2021 Company Adjusted EBITDA greater than or equal to $37.1 million, and (ii) no vesting of RSUs for achieving RSU 2021 Company Adjusted EBITDA below $37.1 million. The Company achieved RSU 2021 Company Adjusted EBITDA for purposes of this performance criteria of $52.5 million. Therefore 100% of these 8,750 RSUs vested for Mr. Pearson for the performance period of 2021. In addition, all of the performance-based RSUs granted to Mr. Pearson in 2018 which were eligible for vesting based on 2020 performance previously vested in full, such that Mr. Pearson did not have any performance-based RSUs eligible for catch-up vesting in relation to 2021 performance.

The performance criteria for Mr. Sousa’s 8,750 RSUs granted in 2018, which were eligible for vesting based on the performance period in 2021 and for which performance criteria was established in 2021, was based upon achievement of VerityStream’s adjusted EBITDA during 2021, as adjusted for acquisition-related expenses with respect to VerityStream incurred during the year and adjusted EBITDA from acquisitions consummated during the year with respect to VerityStream (the "RSU 2021 VerityStream Adjusted EBITDA"). The performance criteria for these awards was structured to provide (i) 100% vesting of RSUs for achieving RSU 2021 VerityStream Adjusted EBITDA greater than or equal to $14.8 million, and (ii) no vesting of RSUs for achieving RSU 2021 VerityStream Adjusted EBITDA below $14.8 million. VerityStream achieved RSU 2021 VerityStream Adjusted EBITDA for purposes of this performance criteria of $18.7 million, and therefore 100% of these 8,750 RSUs vested for Mr. Sousa for the performance period of 2021. In addition, since the 7,000 performance-based RSUs awarded to Mr. Sousa in May 2018 which were eligible for vesting based on 2020 performance did not vest, these RSUs were eligible for vesting based on 2021 performance based on criteria established in 2021 by the Compensation Committee per the catch-up provisions discussed above. The performance criteria for these Catch-Up RSUs was structured to provide (i) 100% vesting of RSUs for achieving RSU 2021 VerityStream Adjusted EBITDA greater than or equal to $15.6 million, (ii) 75% vesting of RSUs for achieving RSU 2021 VerityStream Adjusted EBITDA between $15.4 million and $15.6 million, (iii) 50% vesting of RSUs for achieving RSU 2021 VerityStream Adjusted EBITDA between $15.2 million and $15.4 million, (iv) 25% vesting of RSUs for achieving RSU 2021 VerityStream Adjusted EBITDA between $15.0 million and $15.2 million, and (v) no vesting of RSUs for achieving RSU 2021 VerityStream Adjusted EBITDA below $15.0 million. To achieve 100% vesting of these Catch-Up RSUs required RSU 2021 VerityStream Adjusted EBITDA to exceed the 2021 vesting target of $14.8 million by an amount equal to or greater than the shortfall of VerityStream Adjusted EBITDA (as defined and determined under the performance criteria previously established for 2020 in connection with Mr. Sousa's performance-based RSUs) of $15.2 million in 2020 against the 2020 vesting target of $16.0 million (i.e., $0.8 million—the amount by which the 2020 vesting target was missed). VerityStream achieved RSU 2021 VerityStream Adjusted EBITDA for purposes of this performance criteria of $18.7 million, and therefore 100% of these 7,000 Catch-Up RSUs vested for Mr. Sousa for the performance period of 2021.

The performance criteria for the remaining 10,500 performance based RSUs granted to Messrs. Pearson and Sousa in May 2018 are determined based on the achievement of financial performance criteria in 2022. The performance-based RSUs for Messrs. Pearson and Sousa vesting based on performance in 2022 will be reported in the Summary Compensation Table in 2022 when the performance criteria is set by the Compensation Committee and the Company is able to determine the grant date fair value.

The Compensation Committee determines the number of RSUs awarded to the executive officers in any year based upon, among other factors, the recommendations of the Chief Executive Officer, prior equity grants, individual and Company performance, our annual budget, retention considerations, and the estimated annual financial accounting compensation expense associated with the awards. The weighting of these and other relevant factors is determined on a case-by-case basis for each executive officer so as to reward and incentivize the executive officers for their long-term strategic management of the Company.

Perquisites and Other Benefits. Our executive officers are also eligible for benefits generally available to and on the same terms as the Company’s other employees, including a 401(k) Plan match, health insurance, disability insurance, dental insurance, and life insurance.

Employment Agreement, Severance, and Change In Control Agreements. We entered into an employment agreement with Robert A. Frist, Jr., our Chief Executive Officer, on July 21, 2005, which continues to be in effect. The term of Mr. Frist’s employment agreement is automatically extended for successive one year periods unless, on or before a date that is 90 days prior to the expiration of the then current employment term, either the Company or Mr. Frist shall have given written notice to the other of its or his intention not to further extend the employment term, in which case the employment agreement shall expire and terminate at the end of the then current employment term. Mr. Frist is also entitled to participate in any bonus program or stock option plan that is generally available to our officers or senior management. Under his employment agreement, Mr. Frist has agreed not to compete with the Company and not to solicit our customers or employees for one year after his employment is terminated, with limited exceptions. Mr. Frist is entitled to severance benefits if we terminate him without cause. He is also entitled to severance benefits if he resigns for good reason after a change in control, if he resigns upon the occurrence of a material change in the terms of his employment, or if he resigns upon the occurrence of a material breach of the employment agreement by the Company. If any such termination occurs, Mr. Frist will be entitled to a severance benefit equal to 1.5 times the most recent salary recommended by our Compensation Committee for him. In addition, if Mr. Frist terminates his employment for good reason after the occurrence of a change in control, all options, shares, and other benefits will fully vest immediately. We do not maintain employment, severance, or change in control agreements with any of our other executive officers.

Vesting of Equity Awards upon Change of Control. Under the 2016 Plan and the terms of the award agreements entered into in connection therewith, any outstanding equity awards, consisting of options and RSUs, become fully exercisable and immediately vested upon a change of control, as defined in the 2016 Plan.

Compensation Decisions for 2022. In March 2022, the Compensation Committee reviewed the performance and compensation of the executive team and discussed the grant of equity-based awards to executive officers. At such time, the Compensation Committee established new base salaries for our Named Executive Officers for 2022 as set forth in the chart below. In April 2022, the Compensation Committee also established the 2022 Cash Incentive Bonus Plan for each of the Named Executive Officers and certain other vice presidents and director level employees of the Company. The 2022 Cash Incentive Bonus Plan reflects tiered cash bonuses as a percentage of base salary for exceeding certain levels of performance noted below. Under this plan, Messrs. Frist, Pearson, and Sousa will be eligible to receive a maximum payout of 55 percent of base salary, and Messrs. Roberts and O'Hara will be eligible to receive a maximum payout of 45 percent of base salary based on the Company’s level of attainment of adjusted EBITDA. For purposes of the 2022 Cash Incentive Bonus Plan, adjusted EBITDA is defined as our consolidated adjusted EBITDA, as adjusted for bonuses, acquisition-related expenses incurred during the year, and adjusted EBITDA from acquisitions consummated during the year ("2022 Incentive Plan Company Adjusted EBITDA").

The Compensation Committee also approved the grant of time-based RSUs to management during the March 2022 meeting in the amounts set forth below. Such RSUs will vest annually in increasing increments of 15%, 20%, 30%, and 35% as of the first, second, third and fourth anniversaries of the grant date, respectively. Additionally, the Compensation Committee also made a determination to grant performance-based RSUs to Messrs. Roberts and O'Hara during the March 2022 meeting in recognition of Messrs. Roberts and O'Hara's executive leadership responsibilities and to incentivize Messrs. Roberts and O'Hara in connection with the Company’s achievement of key annual performance objectives over a five-year time horizon. In connection with this grant, Messrs. Roberts and O'Hara each received 12,303 performance-based RSUs, which were eligible for vesting in five increments of 15%, 20%, 20%, 20%, and 25% on March 23, 2023, 2024, 2025, 2026, and 2027, based on whether the Company has achieved certain annual financial performance targets (which may include, among other things, operating income, adjusted EBITDA and revenue thresholds) for the fiscal year preceding such vesting as determined by the Compensation Committee on an annual basis, subject to the continuing employment of such executives on any such vesting date. The financial performance metric on which the first tranche of vesting will be based will be 2022 Incentive Plan Company Adjusted EBITDA. With respect to the equity awards in relation to our Named Executive Officers as set forth above, the time-based RSUs granted in 2022 to Messrs. Frist, Pearson, Sousa, and Roberts were conditioned upon and subject to shareholder approval of our 2022 Omnibus Incentive Plan (including the increase in the number of shares authorized under our 2022 Omnibus Incentive Plan as set forth below) as discussed in greater detail below.

The table below summarizes the 2022 base salary levels and 2022 equity-based incentive awards for the Named Executive Officers.

Name and Title	2022 Base Salary (1)	Performance-Based RSUs	RSUs Subject to Time-Based Vesting
Robert A. Frist, Jr., Chief Executive Officer	$380,000	—	6,471	(2)
J. Edward Pearson, President and Chief Operating Officer	375,000	—	6,471	(2)
Michael Sousa, Senior Vice President and President, VerityStream	375,000	—	6,471	(2)
Scott A. Roberts, Senior Vice President and Chief Financial Officer	300,000	12,303	4,921	(2)
Kevin P. O'Hara, Senior Vice President, Platform Solutions	305,000	12,303	4.921

(1)	Effective May 1, 2022
(2)	The granting of these RSUs is contingent upon shareholder approval of the 2022 Omnibus Incentive Plan as set forth in proposal four herein.

Tax Deductibility of Compensation. Section 162(m) of the Internal Revenue Code generally disallows a corporate deduction for compensation over $1.0 million paid in any tax year to certain of the most highly-compensated officers of a publicly-held company, including its chief executive officer and chief financial officer. The Compensation Committee generally intends to design and administer executive compensation programs in a manner that will preserve the deductibility of compensation paid to our Named Executive Officers. However, the Compensation Committee believes that shareholder interests are best served if it retains discretion and flexibility in awarding compensation to our Named Executive Officers, even where the compensation paid under such programs may not be fully deductible. The Compensation Committee may approve the payment of compensation that is in excess of the deductibility limitations of Section 162(m).

Compensation Committee Report for 2021

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Taking this review and discussion into account, the undersigned Compensation Committee members recommended the inclusion of the Compensation Discussion and Analysis in our proxy statement on Schedule 14A for filing with the SEC.

Submitted by the Compensation Committee of the Board:

Frank Gordon, Compensation Committee Chairman

Jeffrey L. McLaren, Compensation Committee Member

Linda Rebrovick, Compensation Committee Member

The foregoing report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Summary Compensation Table

The following table sets forth information for the fiscal years set forth below regarding the compensation earned by the Named Executive Officers. Consistent with SEC guidance, the chart below does not set forth the compensation of Mr. O'Hara for 2020 and 2019 as Mr. O'Hara was not employed by the Company during such time.

							Non-Equity
							Incentive
				Stock		Option	Plan		All Other
Name and Principal Position	Year		Salary	Awards (1)		Awards (1)	Compensation (2)		Compensation (3)	Total
Robert A. Frist, Jr.	2021		$358,350	$131,548		—	$146,000		$8,652	$644,550
Chief Executive Officer	2020		345,050	131,538		—	92,473		8,317	577,378
	2019		341,700	131,534		—	138,020		6,194	617,448

J. Edward Pearson	2021		349,967	332,886	(4)	—	142,000		9,351	834,204
President and	2020		339,900	292,258	(6)	—	91,093		8,996	732,247
Chief Operating Officer	2019		336,600	276,487	(7)	—	135,960		8,625	757,672

Michael Sousa	2021		349,967	493,956	(5)	—	142,000		6,355	992,278
Senior Vice President and President,	2020		339,900	292,258	(6)	—	18,355		7,278	657,791
VerityStream	2019		336,600	373,122	(8)	—	135,960		6,232	851,914

Scott A. Roberts	2021		266,666	119,997		—	82,500		6,241	475,404
Senior Vice President and	2020		250,000	119,989		121,284	50,000		5,941	547,214
Chief Financial Officer	2019	(9)	225,241	128,023		—	55,488	(10)	4,920	413,672

Kevin P. O'Hara	2021		285,000	320,035		—	85,500		5,369	695,904
Senior Vice President, Platform Solutions

(1)

Represents the aggregate grant date fair value of equity awards computed in accordance with FASB ASC Topic 718. For significant assumptions with regard to such valuation, see Note 11 – Stock Based Compensation in the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022.

(2)

Reflects amounts earned during the relevant fiscal year under our Primary Cash Bonus Plan and, in the case of Mr. Sousa, our VerityStream Bonus Plan. See “Compensation Discussion and Analysis – Cash Bonuses” above for additional information.

(3)

Other compensation for 2021, 2020, and 2019 was composed of matching contributions made by the Company to the Company’s 401(k) plan and the economic value of the death benefit provided by the Company’s group life insurance program (the imputed income reported represents the portion of the premium paid by the Company that is attributable to term life insurance coverage for the executive officer), which program provides only an insurance benefit with no cash compensation element to the executive officer.

(4)

Represents the $131,548 grant date fair value of the time-based RSUs granted to Mr. Pearson in 2021 as well as the $201,338 grant date fair value of 8,750 performance-based RSUs granted to Mr. Pearson in 2018 for which performance criteria was established in 2021 and which were eligible for vesting based on 2021 performance.

(5)

Represents the $131,548 grant date fair value of the time-based RSUs granted to Mr. Sousa in 2021 as well as the $362,408 grant date fair value of 15,750 performance-based RSUs granted to Mr. Sousa in 2018 which were eligible for vesting based on 2021 performance (including (i) 8,750 performance-based RSUs granted to Mr. Sousa in 2018 for which performance criteria was established in 2021, and (ii) 7,000 Catch-Up RSUs (as defined below)). The “Catch-Up RSUs” represented 7,000 performance-based RSUs which were originally eligible for vesting based on 2020 performance and for which performance criteria was originally established in 2020 (and not ultimately satisfied), which subsequently became eligible for vesting in 2021 based on catch-up performance criteria for 2021 established by the Compensation Committee. The grant date fair value of the 7,000 Catch-Up RSUs is included in the Stock Awards column set forth above for 2021 taking into account the fact that such fair value associated with these Catch-Up RSUs was included as a compensation expense for the Company in 2020 under FASB ASC Topic 718. The 2020 grant date fair value of these 7,000 RSUs which were originally eligible for vesting based on 2020 performance (and subsequently became eligible for vesting in 2021 as Catch-Up RSUs) is also included as compensation in the stock awards column for 2020 as referenced in footnote 6 below.

(6)

Represents the $131,538 grant date fair value of the time-based RSUs granted to Messrs. Pearson and Sousa in 2020 as well as the $160,720 grant date fair value of 7,000 performance-based RSUs granted to Messrs. Pearson and Sousa in 2018 for which performance criteria was established in 2020 and which were eligible for vesting based on 2020 performance.

(7)

Represents the $131,534 grant date fair value of the time-based RSUs granted to Mr. Pearson in 2019 as well as the $144,953 grant date fair value of 5,250 performance-based RSUs granted to Mr. Pearson in 2018 for which performance criteria was established in 2019 and which were eligible for vesting based on 2019 performance.

(8)

Represents the $131,534 grant date fair value of the time-based RSUs granted to Mr. Sousa in 2019 as well as the $241,588 grant date fair value of 8,750 performance-based RSUs granted to Mr. Sousa in 2018 which were eligible for vesting based on 2019 performance (including (i) 5,250 performance-based RSUs granted to Mr. Sousa in 2018 for which performance criteria was established in 2019, and (ii) 3,500 Catch-Up RSUs (as defined below)). The "Catch-Up RSUs" represented 3,500 performance-based RSUs which were originally eligible for vesting based on 2018 performance and for which performance criteria was originally established in 2018 (and not ultimately satisfied), which subsequently became eligible for vesting in 2019 based on catch-up performance criteria for 2019 established by the Compensation Committee. The grant date fair value of the 3,500 Catch-Up RSUs is included in the Stock Awards column set forth above for 2019 taking into account the fact that such fair value associated with these Catch-Up RSUs was included as a compensation expense for the Company in 2019 under FASB ASC Topic 718.

(9)	Mr. Roberts was promoted to Senior Vice President and Chief Financial Officer on September 20, 2019.
(10)

Includes (1) $8,551 of cash bonuses with respect to the cash bonus opportunity of Mr. Roberts paid under a short-term cash bonus plan tied to the achievement of departmental goals in respect of the period from January 1, 2019 to Mr. Roberts’ appointment as Chief Financial Officer and Senior Vice President on September 20, 2019, and (2) $46,937 of cash bonuses with respect to the cash bonus opportunities of Mr. Roberts paid under our Primary Cash Bonus Plan.

Grants of Plan-Based Awards – Fiscal Year 2021

The following table provides information related to plan-based awards granted to the Named Executive Officers during the 2021 fiscal year.

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)
Name	Award Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	All Other Stock Awards: Number of Shares of Units (#)	Grant Date Fair Value of Stock Awards ($) (2)
Robert A. Frist, Jr.	Cash Bonus	—	—	—	146,000	—	—
	Time-based RSUs (3)	3/17/2021	—	—	—	5,717	131,548

J. Edward Pearson	Cash Bonus	—	—	—	142,000	—	—
	Time-based RSUs (3)	3/17/2021	—	—	—	5,717	131,548
	Performance-based RSUs (4)	3/17/2021	—	—	—	8,750	201,338

Michael Sousa	Cash Bonus	—	—	—	142,000	—	—
	Time-based RSUs (3)	3/17/2021	—	—	—	5,717	131,548
	Performance-based RSUs (5)	3/17/2021	—	—	—	15,750	362,408

Scott A. Roberts	Cash Bonus	—	—	—	82,500	—	—
	Time-based RSUs (3)	3/17/2021	—	—	—	5,215	119,997

Kevin P. O'Hara	Cash Bonus	—	—	—	85,500	—	—
	Time-based RSUs (3)	3/17/2021	—	—	—	5,215	119,997
	Time-based RSUs (3)	1/8/2021	—	—	—	8,125	200,038

(1)

Represents the threshold maximum bonus levels that could have been earned under the Company’s 2021 cash bonus plans, as described under “Compensation Discussion and Analysis — Cash Bonuses.” The 2021 short-term cash bonus plans do not have a target bonus level. Each Named Executive Officer participating in such plans can be awarded an incremental bonus between zero and the maximum bonus levels provided under such plans.

(2)

Represents the aggregate fair value computed in accordance with FASB ASC Topic 718. For significant assumptions with regard to such valuation, see Note 11 – Stock Based Compensation in the Notes to Consolidated Financial Statements of our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 28, 2022.

(3)

Each time-based RSU has a value equal to the fair market value of one share of the Company’s common stock. The time-based RSUs granted in 2021 vest annually in increasing increments of 15%, 20%, 30%, and 35% as of the first, second, third, and fourth anniversaries of the grant date, respectively, provided that the grantee remains in the employment of the Company on such dates.

(4)

Represents the grant date fair value of 8,750 performance based RSUs granted to Mr. Pearson in 2018 which were eligible for vesting in March 2022 based on 2021 performance and for which performance criteria was determined in 2021. See “Compensation Discussion and Analysis – Long-Term Stock-Based Incentive Compensation” above for further discussion. Each performance-based RSU has a value equal to the fair market value of one share of the Company’s common stock. These performance based RSUs vest in accordance with the terms of the award made in 2018, under which 8,750 of the RSUs granted in 2018 were eligible for vesting in March 2022 subject to achievement of certain annual financial targets of the Company in 2021. The performance measure of the Company was fully achieved during 2021 such that Mr. Pearson received the 8,750 shares eligible for vesting in March 2022.

(5)

Represents the grant date fair value of 15,750 performance based RSUs (including 7,000 Catch-Up RSUs (as previously defined)) granted to Mr. Sousa in 2018 which were eligible for vesting in March 2022 based on 2021 performance and for which performance criteria was determined in 2021. See “Compensation Discussion and Analysis – Long-Term Stock-Based Incentive Compensation” above for further discussion. Each performance-based RSU has a value equal to the fair market value of one share of the Company’s common stock. These performance based RSUs vest in accordance with the terms of the award made in 2018, under which 8,750 of the RSUs granted in 2018 were eligible for vesting in March 2022 subject to achievement of certain annual financial targets of VerityStream in 2021. The performance measure of VerityStream was fully achieved during 2021 such that Mr. Sousa received the 8,750 shares eligible for vesting In March 2022 as well as the 7,000 Catch-Up RSUs eligible for vesting in March 2022 based on the achievement of catch-up performance criteria for 2021 as discussed more fully in the “Compensation Discussion and Analysis – Long-Term Stock-Based Incentive Compensation” section above.

Outstanding Equity Awards at 2021 Fiscal Year End

The following table provides information related to the stock awards held by the Named Executive Officers that were outstanding at the end of fiscal year 2021.

	Number of Shares Underlying Unexercised Options (#) Exercisable		Number of Shares Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Shares Underlying Unexercised Unearned Options		Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested		Market Value of Units of Stock That Have Not Vested(1)	Equity Incentive Plan Awards: Number of Unearned Units of Stock That Have Not Vested		Equity Incentive Plan Awards: Market Value of Unearned Units of Stock That Have Not Vested(1)
Robert A. Frist, Jr.	—		—		—	—	—	15,548	(3)	$409,845	—		$—

J. Edward Pearson	—		—		—	—	—	15,548	(3)	409,845	19,250	(6)	507,430

Michael Sousa	—		—		—	—	—	15,548	(3)	409,845	26,250	(7)	691,950

Scott A. Roberts	2,700	(2)	15,300	(2)	—	20.34	12/9/2030	13,239	(4)	348,980	—		—

Kevin P. O'Hara	—		—		—	—	—	13,340	(5)	351,642	—		—

(1)	The dollar amount was determined by multiplying the number of share units by $26.36 (the closing price of the Company’s common stock on December 31, 2021).
(2)

The number of shares underlying unexercised options represent stock options that were granted on December 9, 2020 and that vest in the following manner assuming continued employment through the vesting date: 2,700 options vested December 2021; 3,600 options vest December 2022; 5,400 options vest December 2023; and 6,300 options vest December 2024.

(3)

The units of stock that have not vested represent time-based RSUs that were granted on various dates and that vest in the following manner assuming continued employment through the vesting date: 5,298 shares vest March 2022; 4,529 shares vest March 2023; 3,720 shares vest March 2024; and 2,001 shares vest March 2025.

(4)

The units of stock that have not vested represent time-based RSUs that were granted on various dates and that vest in the following manner assuming continued employment through the vesting date: 2,694 shares vest March 2022; 1,050 shares vest September 2022; 3,051 shares vest March 2023; 1,225 shares vest September 2023; 3,394 shares vest March 2024; and 1,825 shares vest March 2025.

(5)

The units of stock that have not vested represent time-based RSUs that were granted on various dates and that vest in the following manner assuming continued employment through the vesting date: 1,219 shares vest January 2022; 782 shares vest March 2022; 1,625 shares vest January 2023; 1,043 shares vest March 2023; 2,437 shares vest January 2024; 1,565 shares vest March 2024; 2,844 shares vest January 2025; and 1,825 shares vest March 2025.

(6)

The unearned units of stock that were not vested as of December 31, 2021, represent the 19,250 unvested performance based RSUs of the 35,000 RSUs awarded on May 15, 2018. The 19,250 performance-based RSUs referred to in the chart above vest in the following manner assuming full achievement of requisite performance criteria and continued employment through the vesting date: 8,750 were eligible for vesting in March 2022; and 10,500 are eligible for vesting in March 2023. Of the 8,750 RSUs eligible for vesting based on 2021 performance, the relevant performance measure was achieved during 2021 such that Mr. Pearson received all 8,750 shares underlying such RSUs in March 2022.

(7)

The unearned units of stock that were not vested as of December 31, 2021, represent 26,250 unvested performance based RSUs of the 35,000 RSUs awarded on May 15, 2018. The 26,250 performance-based RSUs referred to in the chart above vest in the following manner assuming full achievement of requisite performance criteria and continued employment through the vesting date: 7,000 were eligible for vesting in March 2021 but were not achieved and therefore were eligible for vesting in March 2022; 8,750 were eligible for vesting in March 2022; and 10,500 are eligible for vesting in March 2023. Of the 8,750 RSUs eligible for vesting based on 2021 performance, the relevant performance measure was achieved during 2021 such that Mr. Sousa received all 8,750 shares underlying such RSUs in March 2022. Additionally, the catch-up performance measure for the 7,000 performance-based RSUs not achieved based on 2020 criteria was achieved during 2021 such that Mr. Sousa received all 7,000 catch-up performance-based RSUs which were eligible for vesting in 2022.

Stock Vested During 2021

The following table provides information related to RSUs held by the Named Executive Officers that vested during 2021:

	Stock Awards
	Number of Shares	Value
Name	Acquired on Vesting	Realized on Vesting(1)
Robert A. Frist, Jr.	5,108	$120,140
J. Edward Pearson	12,108	284,780
Michael Sousa	5,108	120,140
Scott A. Roberts	2,673	66,901
Kevin P. O'Hara	—	—

(1)

The value realized equals the number of shares vested, multiplied by the closing price of the Company’s stock on the day prior to the vesting date. All of the stock awards which vested in 2021 were time-based RSUs which vested based on the satisfaction of applicable time-based criteria in 2021, except for 7,000 performance based RSUs for Mr. Pearson which were granted in 2018 and vested in 2021 based on the satisfaction of performance criteria in 2020.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2021 concerning shares of the Company’s common stock authorized for issuance under all of the Company’s equity compensation plans:

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (2)
Plan category	(a)		(c)

Equity compensation plans approved by security holders	455,193	(1)	266,975

Equity compensation plans not approved by security holders	—		—

Total equity compensation plans	455,193		266,975

(1)	Represents shares subject to outstanding RSUs and stock options.
(2)	Represents shares remaining available for issuance under the 2016 Plan as of December 31, 2021.

Potential Payments Upon Termination or Change-in-Control

As of December 31, 2021, we maintained only one employment agreement for our Named Executive Officers with Robert A. Frist, Jr., our Chief Executive Officer. The term of the agreement automatically extends for successive one-year periods unless either party provides 90 days advance notice of their intent not to further extend the then current employment term, in which case the employment agreement shall expire and terminate at the end of the then current employment term. Mr. Frist is entitled to severance benefits if we terminate him without cause; if he resigns for good reason after a change-in-control; if he resigns upon the occurrence of a material change in the terms of his employment; or if he resigns upon the occurrence of a material breach of the agreement by the Company. If any such termination occurs, Mr. Frist will be entitled to a severance benefit equal to 1.5 times the most recent salary recommended by our Compensation Committee for him. In addition, if Mr. Frist terminates his employment for good reason after the occurrence of a change-in-control, all options, shares, and other benefits will fully vest immediately. If Mr. Frist is terminated for cause, or because of his death, disability, or voluntary resignation without good reason, he would not be entitled to any compensation or benefits beyond his effective termination date, other than benefits provided through statutory requirements.

Under the terms of the 2016 Plan and the respective award agreements underlying such plan, any outstanding stock options and RSUs will become fully vested upon a change-in-control (as defined in such plans). Alternatively, under the terms of the 2016 Plan, upon the occurrence of a change-in-control, at the discretion of the Compensation Committee, cash payments may be made in respect of outstanding vested stock options and RSUs (or unvested stock options and RSUs, if so determined by the Compensation Committee) based on the difference between the change-in-control price per share of common stock and the per share exercise price, if any, under such award, multiplied by the number of shares of common stock subject to such vested or (if applicable) unvested award. Under the terms of the 2016 Plan, the change-in-control price is to be based on the highest price paid per share for any transaction reported on Nasdaq at any time during the 60 day period immediately preceding the occurrence of the change-in-control.

The following table shows the potential payments described above for our Named Executive Officers assuming the termination or change-in-control, as applicable, took place on December 31, 2021.

Name	Termination without cause, resignation for good reason, or resignation for good reason after a change- in-control	Change-in- control	Involuntary termination for cause or resignation without good reason	Retirement	Death or disability
Robert A. Frist, Jr.
Cash severance(1)	$547,500	$—	$—	$—	$—
Accelerated vesting of stock awards(2)	—	436,432	—	—	—

J. Edward Pearson
Accelerated vesting of stock awards(2)	—	976,780	—	—	—

Michael Sousa
Accelerated vesting of stock awards(2)	—	1,173,270	—	—	—

Scott A. Roberts
Accelerated vesting of stock awards(2)	—	510,759	—	—	—

Kevin P. O'Hara
Accelerated vesting of stock awards(2)	—	374,454	—	—	—

(1)	Value is based on the employment agreement described above and on Mr. Frist’s salary as of December 31, 2021.
(2)

Value of stock options and RSUs is based on the highest price paid for our stock reported on Nasdaq in the 60-day period prior to December 31, 2021 of $28.07 per share multiplied by the number of stock option and RSU awards outstanding.

CEO Pay Ratio

As required by SEC rules, we have determined a reasonable estimate of the ratio of the total annual compensation for our principal executive officer, Robert A. Frist, Jr., to the annual total compensation of our median employee (other than Mr. Frist) (the “CEO Pay Ratio”).

The Company took the following steps to identify the median employee and to determine the annual total compensation of the median employee and our CEO.

●	We established December 31, 2021 as the determination date of our employee population. As of December 31, 2021, we employed 1,101 individuals, consisting of 1,074 full-time and 27 part-time employees.
●

We identified our median employee using gross wages as reported in Box 5 of the Form W-2 of persons employed by us and our subsidiaries for the period beginning January 1, 2021 to December 31, 2021 (“Gross Wages”), not including 10 employees employed by the following companies acquired by us during 2021: ComplyALIGN and Rievent. Gross Wages as calculated by us generally includes base pay, bonuses, sales commissions, and (if applicable) equity compensation.

●

Once the median employee was identified, we calculated the median employee’s total annual compensation based on the Gross Wages of such median employee. We utilized Gross Wages both in identifying the median employee and calculating the total annual compensation of the median employee because we believe such compensation measure is representative of our employee’s compensation, and because we believe that this compensation measures facilitates accessibility and broad comparability in connection with providing this CEO Pay Ratio. No material assumptions or estimates were made to identify the median employee or determine total annual compensation for the median employee; however, we did annualize the compensation of all employees who were hired during 2021. Our calculation of Gross Wages as referenced above does not include elements of our executive compensation package, such as health insurance and certain other benefits that are generally available to all employees.

●

Annual total compensation for our chief executive officer was calculated in accordance with Item 402(c)(2)(x) of Regulation S-K. Similar to our calculation of Gross Wages for our other employees as noted above, our calculation of annual total compensation for our principal executive officer did not include elements of our executive compensation package, such as health insurance and other benefits, that are generally applicable to all employees (such amounts are also not included in the Summary Compensation Table for our principal executive officer in 2021 in accordance with SEC rules).

Based on the above approach, we determined that:

●	Mr. Frist’s annual total compensation for 2021 was $644,550
●	The annual total compensation of our median employee (excluding Mr. Frist) for 2021 was $87,982
●	The CEO Pay Ratio for 2021 was 7.3:1

The CEO Pay Ratio set forth above may not be comparable to the pay ratios of other companies in our industry or otherwise because SEC rules allow companies to use estimates, assumptions, and adjustments to identify the median employee and determine the annual total compensation of the median employee that may differ from those used by us in determining the CEO Pay Ratio.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of March 31, 2022 (unless otherwise noted), for:

●	each person who is known by us to beneficially own more than 5% of the outstanding shares of our common stock;
●	each of our directors and nominees;
●	each of our Named Executive Officers; and
●	all of our directors and executive officers as a group.

The percentages of shares outstanding provided in the table are based on 30,518,261 shares outstanding as of March 31, 2022. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated, each person or entity named in the table has sole voting and investment power, or shares voting and investment power with his or her spouse, with respect to all shares of stock listed as owned by that person. The number of shares shown does not include the interest of certain persons in shares held by family members in their own right. RSUs that will vest within 60 days of March 31, 2022 are considered outstanding for the purpose of calculating the percentage of outstanding shares of our common stock held by the individual, but not for the purpose of calculating the percentage of outstanding shares held by any other individual. The address of each of our directors and executive officers listed below is c/o HealthStream, Inc., 500 11th Avenue North, Suite 1000, Nashville, Tennessee 37203.

Name	Number of Shares		Percent
Robert A. Frist, Jr.	5,456,687		17.9%
BlackRock, Inc.	4,134,695	(1)	13.5%
The Vanguard Group	2,737,692	(2)	9.0%
Frank Gordon	316,837	(3)	1.0%
J. Edward Pearson	188,211		*
Thompson S. Dent	127,292		*
Michael D. Shmerling	125,923		*
Linda Rebrovick	47,431		*
Michael Sousa	45,784		*
William W. Stead, M.D.	35,625		*
Deborah Taylor Tate	22,453		*
Jeffrey L. McLaren	18,065		*
Scott A. Roberts	9,618		*
Kevin P. O'Hara	1,455		*
Terry Allison Rappuhn	—		*
All directors and executive officers as a group (18 persons)	6,459,312		21.2%

*	Less than one percent.

(1)

Based on a Schedule 13G/A filed January 28, 2022 by BlackRock, Inc. BlackRock, Inc. lists its address as 55 East 52nd Street, New York, NY 10055 in such filing. BlackRock, Inc. has sole voting power with respect to 4,073,196 shares, shared voting power with respect to zero shares, sole dispositive power with respect to 4,134,695 shares, and shared dispositive power with respect to zero shares.

(2)

Based on a Schedule 13G/A filed February 10, 2022 by The Vanguard Group. The Vanguard Group lists its address as 100 Vanguard Blvd., Malvern, PA 19355 in such filing. The Vanguard Group has sole voting power with respect to zero shares, shared voting power with respect to 22,143 shares, sole dispositive power with respect to 2,691,556 shares, and shared dispositive power with respect to 46,136 shares.

(3)

100,000 of these shares are held by Crofton Capital. Mr. Gordon disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in those shares. 11,386 of these shares are held by The Joel Company. Mr. Gordon disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in those shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our Section 16 officers, directors and persons who beneficially own more than 10% of the outstanding shares of our common stock to file reports of ownership and changes in ownership with the SEC. Based solely on our review of those reports filed since the beginning of 2021 and certain written representations from our Section 16 officers and directors, we believe that all Section 16 reporting persons timely filed all reports required under Section 16(a) of the Exchange Act with respect to our fiscal year ended December 31, 2021, except for a Form 4 for Ms. Linda Rebrovick filed on March 18, 2021, to report the grant of 235 shares of common stock by the Company to Ms. Rebrovick on March 10, 2021, which shares Ms. Rebrovick elected to receive in lieu of cash for her service on the Company’s Board. This Form 4 was filed late as the result of an inadvertent administrative error.

AUDIT COMMITTEE REPORT FOR 2021

The Audit Committee of the Board is comprised of four directors who are independent directors under the categorical standards set forth in Nasdaq Rule 5605(a)(2) and who satisfy the independence requirements under Nasdaq listing standards and Rule 10A-3 of the Securities Exchange Act. The current members of the Audit Committee are Michael D. Shmerling (Chair), Terry Allison Rappuhn, and William W. Stead, M.D. The members of the Audit Committee during 2021, following C. Martin Harris, M.D.’s decision to resign from the Company’s Board of Directors effective February 26, 2021, were Michael D. Shmerling, William W. Stead, M.D., and Linda Rebrovick. Ms. Rappuhn became a member of the Audit Committee in January 2022. Ms. Rebrovick ceased serving on the Audit Committee in March 2022. Mr. Shmerling is the Chairman of the Committee.

In accordance with its written charter, the Audit Committee is charged with oversight of the integrity of HealthStream’s financial reporting process; our system of internal controls regarding finance, accounting, and legal compliance; the qualification, independence, and performance of our independent registered public accounting firm; and the process utilized by management for identifying, evaluating, and mitigating risks inherent in the business. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. Among other things, the Audit Committee monitors preparation by our management of quarterly and annual financial reports and quarterly earnings releases; reviews Management’s Discussion and Analysis of Financial Condition and Results of Operations prior to the filing of our periodic reports with the SEC; supervises our relationship with our independent registered public accounting firm, including making decisions with respect to appointment or removal, reviewing the scope of audit services, approving audit and non-audit services and annually evaluating the independent registered public accounting firm’s independence; and oversees management’s implementation and maintenance of effective systems of internal accounting and disclosure controls, including review of our policies relating to legal and regulatory compliance. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with our independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed in accordance with the applicable requirements of the Public Company Accounting Oversight Board. In addition, the Audit Committee has discussed with the independent registered public accounting firm their independence from management and the Company, including matters in the written disclosures required by the Public Company Accounting Oversight Board’s applicable requirements, and considered the compatibility of non-audit services with the independent registered public accounting firm’s independence.

The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their understanding of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

In addition to reviewing, evaluating and ensuring the rotation of the lead partner of the independent registered public accounting firm, the Audit Committee obtains and reviews a report from the independent registered public accounting firm regarding (a) the independent registered public accounting firm’s internal quality control procedures, (b) any material issues raised by the most recent quality control review, or peer review of the independent registered public accounting firm, or any material inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent registered public accounting firm, and (c) any steps taken to respond to such issues.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the SEC.

Michael D. Shmerling, Audit Committee Chairman

Linda Rebrovick, Audit Committee Member

William W. Stead, M.D., Audit Committee Member

Terry Allison Rappuhn, Audit Committee Member

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

PROPOSAL ONE - ELECTION OF DIRECTORS

The Board has nominated and recommends to the shareholders, Thompson S. Dent, William W. Stead, M.D., and Deborah Taylor Tate for election as Class I directors to serve until the annual meeting of shareholders in 2025 and until such time as their respective successors are duly elected and qualified. Mr. Dent, Dr. Stead, and Ms. Tate are currently Class I directors of the Company having been previously elected by the shareholders. Each of the director nominees must receive affirmative votes from a plurality of the shares voting to be elected.

If any of the nominees should become unable to serve as a director, the persons named in the proxy may vote for such other person or persons, if any, as may be designated by the Board, or our Board may choose to reduce its size. Management has no reason to believe that any of the nominees named above will be unable to serve. Certain information with respect to directors who are nominees for election at the Annual Meeting and with respect to continuing directors who are not nominees for election at the Annual Meeting is set forth on pages eight to eleven of this proxy statement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PROPOSAL TWO - RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for, and has the ultimate authority for, the appointment, compensation, retention, and oversight of the work of our independent registered public accounting firm. The Board and Audit Committee believe that the continued retention of Ernst & Young LLP as our independent registered public accounting firm is in the best interests of the Company and our shareholders. In making this determination, the Board and the Audit Committee have taken into account Ernst & Young’s qualifications and technical expertise, quality of services, institutional depth of understanding and expertise with respect to our business, depth of resources, appropriateness of fees, quality of communications with the Audit Committee and management, and independence and objectivity. In addition, in accordance with applicable rules on partner rotation, Ernst & Young rotates its lead audit engagement partner not more than every five years. The Audit Committee is involved in considering the selection of Ernst & Young’s primary engagement partner when there is a rotation.

Services provided to the Company and its subsidiaries by Ernst & Young LLP in fiscal 2021 and 2020 are described below under “Audit and Non-Audit Fees.”

Representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to questions.

Ratification of the appointment of Ernst & Young LLP will be approved if the number of shares of Company common stock cast “FOR” such proposal exceeds the number of shares of Company common stock cast “AGAINST” such proposal. The Audit Committee believes that the retention of Ernst & Young LLP as our independent registered public accounting firm is in the best interest of the Company and our shareholders. If the Company’s shareholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment and may affirm the appointment or retain another independent accounting firm. Even if the appointment is ratified, the Audit Committee may in the future replace Ernst & Young LLP as our independent registered public accounting firm if it is determined that it is in the Company’s best interest to do so.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

Audit and Non-Audit Fees

Audit Fees. Fees for audit services totaled $738,000 and $837,000 in 2021 and 2020, respectively, including fees associated with the audit of our annual financial statements and internal control over financial reporting and the reviews of our quarterly reports on Form 10-Q.

Audit-Related Fees. There were no fees paid for audit-related services during 2021 or 2020.

Tax Fees. There were no fees paid for tax services during 2021 or 2020.

All Other Fees. All other fees for miscellaneous services totaled $1,770 in 2021 and $1,505 in 2020 that were not included in the captions above.

Pre-Approval of Audit and Non-Audit Fees

The Audit Committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm. In 2021 and 2020, the Audit Committee approved all audit and non-audit fees disclosed above. The Audit Committee’s pre-approval policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to approve permitted services provided that the Chairman reports any decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL THREE - ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are providing our shareholders with the opportunity to cast an advisory, non-binding vote on the executive compensation of our Named Executive Officers in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act. While the vote on this proposal is advisory and non-binding, the Compensation Committee, which is responsible for designing and administering our executive compensation program, highly values the opinions of our shareholders. We will consider the vote of our shareholders when making compensation decisions for the Named Executive Officers in the future. The approval, on an advisory basis, of the compensation of the Company’s Named Executive Officers as described in this proxy statement will be approved if the number of shares of Company common stock voted “FOR” such proposal exceeds the number of shares of Company common stock voted “AGAINST” such proposal.

We have described the compensation of the Named Executive Officers under “EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS” and “EXECUTIVE COMPENSATION—SUMMARY COMPENSATION TABLE” sections of this proxy statement. We have a strong “pay for performance” philosophy for our executive compensation program, which is designed to reward executive officers for maximizing our success, as determined by our performance relative to our financial and operational goals. We seek to reward our executives for both near-term and sustained longer-term financial and operating performance as well as leadership excellence. Compensation opportunities are intended to align the economic interests of executives with those of our shareholders and encourage them to remain with the Company for long and productive careers.

At the Company’s 2021 annual meeting of shareholders, shareholders holding approximately 97% of the votes cast voted to approve on an advisory basis, our executive compensation as described in our proxy statement. The Compensation Committee believes this affirmed shareholders’ support of the Company’s approach to executive compensation.

The Compensation Committee reviews on an ongoing basis the compensation programs for the Named Executive Officers to ensure that such programs incentivize management to achieve the desired goals of enhancing the long-term total return to our shareholders and building a better company by implementing compensation programs that reward both company-wide and individual performance, align our executives’ interests with those of our shareholders, and allow us to attract and retain talented executives. For additional information regarding our executive compensation, including our 2021 executive compensation decisions, please see “EXECUTIVE COMPENSATION—COMPENSATION DISCUSSION AND ANALYSIS” section of this proxy statement.

In light of the foregoing considerations, we are asking our shareholders to indicate their approval, on an advisory basis, of the compensation of the Named Executive Officers as disclosed in this proxy statement. Accordingly, we recommend that our shareholders vote “FOR” the following resolution at the 2021 Annual Meeting of Shareholders:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s proxy statement for the 2022 annual meeting of shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RESOLUTION TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL FOUR - APPROVAL OF THE 2022 OMNIBUS INCENTIVE PLAN

We are asking shareholders to approve the 2022 Omnibus Incentive Plan. A summary of the principal features of the 2022 Omnibus Incentive Plan is set forth below, and the full text of the 2022 Omnibus Incentive Plan is attached as Appendix B to this proxy statement.

Overview of the 2022 Omnibus Incentive Plan

On March 23, 2022, our Compensation Committee adopted the HealthStream, Inc. 2022 Omnibus Incentive Plan, effective as of May 26, 2022 (the “2022 Plan”), subject to the approval of shareholders at this Annual Meeting. Our Board is seeking shareholder approval of the 2022 Plan in accordance with the rules of the Nasdaq Stock Market.

The 2022 Plan, if approved by our shareholders, would replace the Company’s existing equity compensation plan, the HealthStream, Inc. 2016 Omnibus Incentive Plan (the “2016 Plan”), which was initially approved by our shareholders in May 2016. If the Company’s shareholders approve the 2022 Plan at the Annual Meeting, no additional awards will be granted under the 2016 Plan after the date of such approval. Outstanding awards granted under the 2016 Plan and the Company’s 2010 Stock Incentive Plan (the “2010 Plan”), however, will continue to be governed by the 2016 Plan and the 2010 Plan, as applicable, and the agreements under which they were granted.

The 2022 Plan would increase the number of shares available for awards (the "Share Reserve") by 1,233,025. Prior to giving effect to the 2022 Plan, 266,975 shares of our Common Stock were available for issuance as of December 31, 2021 under the 2016 Plan. Accordingly, if this proposal is approved by our shareholders, there would be 1,500,000 shares of our Common Stock available for issuance under the 2022 Plan, less any shares subject to awards granted since December 31, 2021. In addition, on March 23, 2022, as part of our annual equity grant, the Compensation Committee approved the grant of an aggregate of 35,161 time-based restricted share units to certain named executive officers (Messrs. Frist, Pearson, Sousa, and Roberts) as well as certain other executive officers (Michael M. Collier our Senior Vice President, Corporate Development and General Counsel, and Jeffrey D. Cunningham our Senior Vice President and Chief Technology Officer), and the grant of 17,224 performance-based restricted share units to Mr. Collier (such awards, collectively, the “Contingent Awards”), which Contingent Awards were conditioned upon and subject to shareholder approval of the 2022 Plan (including the increase in the number of shares authorized under the 2022 Plan as set forth above). As such, in the event that the shareholders approve the 2022 Plan, the Contingent Awards would reduce the shares available for grant under the 2022 Plan by 52,385 shares.

The Board believes that the ability to make equity grants under the 2022 Plan is critical to enable the Company to attract, motivate, and retain employees, executive officers, and non-employee directors, particularly in the current competitive labor market. In addition, the Board believes that equity-based compensation provides appropriate incentives to grantees and increases the alignment of grantees with the interests of our shareholders. Based on the Company’s current grant practices, the Company anticipates that requested increase in the number of shares available for awards under the 2022 Plan would provide the Company with enough shares to make equity grants for approximately four to five years.

If the Company’s shareholders do not approve the 2022 Plan, compensatory grants may only continue to be made under the 2016 Plan to the extent that shares of common stock remain available for grant under the 2016 Plan, and the Contingent Awards will not be made. If the 2022 Plan is not approved by our shareholders, we will be significantly limited in our ability to offer competitive equity packages to attract and retain key employees, executive officers, and non-employee directors, which may prevent us from successfully attracting and retaining the highly-skilled talent we need to grow and expand our business.

For the reasons set forth above, we believe that the shareholders’ approval of the 2022 Plan is vital to the Company’s continued success.

Historical Share Usage and Overhang

We recognize that equity compensation programs dilute shareholder equity and need to be used judiciously. We manage our long-term dilution by considering the number of shares subject to equity awards that we grant annually, commonly expressed as a percentage of total shares outstanding and referred to as burn rate. Burn rate is a key measure of dilution that shows the percentage of a company’s outstanding shares that are granted pursuant to equity awards in a given year (burn rate does not take into account cancellations and other shares returned to the reserve). We believe that our historical share utilization rate has been prudent and mindful of shareholder interests. Moreover, the burn rate for 2019 and 2021 as reflected in the chart below also does not account for the fact that, with respect to 78,520 awards made to employees under the 2016 Plan in July 2019 and 86,494 awards made to employees under the 2016 Plan in December 2021, our Chief Executive Officer, Robert A. Frist, Jr. contributed an equal number of shares to the Company, without consideration, prior to such grants as noted in footnote (2) to the chart below, such that our shareholders did not experience any net dilution in connection with such grants.

The following table sets forth information regarding awards granted in 2021, 2020, and 2019, and the corresponding burn rate, as defined below:

Fiscal Year	Performance-Based Full-Value Awards Granted(1)	Other Full-Value Awards Granted(2)	Options Granted	Total Granted	Weighted Average # of Common Shares Outstanding	Burn Rate(3)
2021	17,500	259,924	—	277,424	31,533,666	0.88%
2020	14,000	114,784	90,000	218,784	31,959,610	0.68%
2019	10,500	178,025	—	188,525	32,371,668	0.58%

(1)

Represents performance-based RSUs granted to Messrs. Pearson and Sousa in May 2018 which became eligible for vesting based on the Company achieving certain annual financial performance targets during 2019, 2020 and 2021, respectively, as determined on an annual basis (which represented 15%, 20% and 25% of the total performance-based RSUs granted to Messrs. Pearson and Sousa in May 2018). These performance-based RSUs granted in May 2018 are reflected in the chart above for 2021, 2020, and 2019, respectively, based on the portion of such performance-based RSUs which were eligible for vesting in such years based on the Company achieving annual performance targets for such years as noted in the previous sentence. In addition, this chart assumes vesting at the 100% vesting level for such awards.

(2)

Represents the following full-value awards: (i) time-based RSUs granted to employees of the Company; (ii) time-based RSUs granted to directors of the Company; (iii) 78,520 shares of stock awarded by the Company to approximately 820 employees in July 2019, as previously disclosed, following the contribution of an equal number of shares of stock by Robert A. Frist, Jr., without consideration, to the Company (Mr. Frist also contributed additional shares in an amount equivalent to the estimated costs associated with such equity grants); and (iv) 86,494 shares of stock awarded by the Company to over 1,000 employees in December 2021, as previously disclosed, following the contribution of an equal number of shares of stock by Mr. Frist, without consideration, to the Company (Mr. Frist also contributed additional shares in an amount equivalent to the estimated costs associated with such equity grants).

(3)

Burn rate is calculated as (i) the sum of (A) the number of options granted, plus (B) the number of full-value shares awarded, divided by (ii) the weighted average number of shares of common stock outstanding.

In addition, since January 1, 2022 through the date of this Proxy Statement, the Company has granted (or, in the case of the Contingent Awards, the Compensation Committee has approved the grant of) 135,352 time-based restricted share units and 91,042 performance-based restricted share units, of which 35,161 time-based restricted share units and 17,224 performance-based restricted share units were the Contingent Awards described above which are conditioned upon and subject to shareholder approval of the 2022 Plan. On March 31, 2022, the closing price of a share of the Company's common stock on the Nasdaq Stock Market was $19.92 per share.

An additional metric that we use to measure the cumulative impact of our equity program is overhang. Overhang is defined as (A) the total number of equity awards outstanding but not exercised or settled (valuing all unvested performance-based awards at the 100% performance level) (the “Outstanding Awards”), plus (B) the number of shares available for grant under our equity incentive plans (the “Available Awards”), divided by (C) the sum of (x) total common shares outstanding, plus (y) the Outstanding Awards, plus (z) the Available Awards. Overhang measures the potential dilutive effect of all outstanding equity awards and shares available for future grants. The chart below sets forth certain information related to our overhang and our outstanding equity awards and common stock as of December 31, 2021.

As of December 31, 2021
Time-Based Restricted Share Units Unvested and Outstanding	314,536
Performance-Based Restricted Share Units Unvested and Outstanding(1)	45,500
Stock Options Outstanding	90,000
Weighted Average Exercise Price of Stock Options Outstanding	$20.34
Weighted Average Remaining Term of Stock Options Outstanding	8.94
Shares Available Under 2016 Plan(2)	266,975
Additional Shares under 2022 Plan(2)	1,233,025
Closing Price per Share of Common Stock Outstanding	$26.36
Number of Shares of Common Stock Outstanding	31,326,799
Overhang (Without Giving Effect to Additional 1,500,000 Shares)	2.24%
Overhang (After Giving Effect to Additional 1,500,000 Shares)	5.86%

(1)	Such performance-based restricted share units are reflected in the chart above at the 100% performance level.

(2)

A fungible share ratio of 1.5 applies to full-value awards made under the 2016 Plan. There is no fungible share ratio under the 2022 Plan, such that any share subject to an award (whether or not full value) reduces the shares available for grant under the 2022 Plan by one share.

The Company believes that the burn rate and overhang referenced above reflect sound compensation practices and represent a judicious use of equity for compensation purposes.

In determining to adopt the 2022 Plan and to recommend the 2022 Plan to our shareholders, the Compensation Committee and the Board considered various factors, including the importance of being able to offer an appropriate level of equity-based compensation in order to attract, retain, and reward employees, executive officers, and non-employee directors, the provisions included in the 2022 Plan, our historic grant practices (including our burn rate), our anticipated grant practices, our current overhang and potential overhang if the 2022 Plan is approved by our shareholders, the current and future accounting expense associated with our equity awards, and the influence and guidelines of certain proxy advisory firms.

Summary of the 2022 Plan

The following sets forth a summary of the significant terms of the 2022 Plan. This summary is qualified in its entirety by reference to the full text of the 2022 Plan, a copy of which is attached to this proxy statement.

Plan Highlights

Highlights of the 2022 Plan are as follows:

●

Available Shares. 1,500,000 shares of our Common Stock would be available for issuance (including 266,975 shares available under the 2016 Plan as of December 31, 2021, plus an additional 1,233,025 shares), less any shares granted under the 2016 Plan on or after December 31, 2021 and before May 26, 2022.

●	No Evergreen Provision. No annual "evergreen" provision to automatically increase the number of shares available for issuance each year.

●

Administration. The 2022 Plan would be administered by the Compensation Committee, which is composed entirely of “independent directors” within the meaning of Nasdaq independence requirements, and “non-employee directors” as defined in Rule 16b-3 under the Exchange Act.

●	Share Counting. Each share subject to an award (whether or not a full-value award) under the 2022 Plan will reduce the Share Reserve by one share.

●	Expiration Date. The 2022 Plan would provide that no new awards may be made on or after May 26, 2032.

●

Exercise Price. Neither the exercise price of an option nor the grant price of a stock appreciation right may be less than the fair market value of our stock on the grant date (except for substitute awards granted or assumed in connection with the acquisition of another company).

●

No Repricing. The 2022 Plan prohibits the repricing of stock options and stock appreciation rights without shareholder approval. This applies to both direct repricing (lowering the exercise price of a stock option) and indirect repricing (cancelling an outstanding stock option in exchange for cash or another award).

●	Dividends/Dividend Equivalent Rights. No dividends or dividend equivalents may be paid on awards to the extent that such awards do not ultimately vest.

●

Share Recycling. The following shares will not again become available for awards under the 2022 Plan: (1) shares tendered or withheld in payment of the exercise price of an option; (2) shares tendered or withheld to satisfy any tax withholding obligation with respect to any option or stock appreciation right; (3) shares repurchased by the company with proceeds received from the exercise of an option; and (4) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of that stock appreciation right upon its exercise. In addition, any shares tendered or withheld to satisfy any tax withholding obligations with respect to any award other than an option or stock appreciation right will again be available for awards under the 2022 Plan.

●	Forfeiture, Etc. Awards which terminate, expire unexercised, or are settled for cash, forfeited, or cancelled will be added back to the Share Reserve.

●

Change in Control. The 2022 Plan does not include a “liberal change in control” definition that would permit acceleration of awards prior to the consummation of a change in control transaction. In addition, the 2022 Plan does not provide for the automatic acceleration of awards upon a change in control, but instead provides that the Compensation Committee may, in the event of a change in control, determine the treatment of awards with respect to exercisability, vesting and/or settlement in connection with such change in control (or may provide for such treatment in an award agreement).

●

Recoupment/Clawback Provisions. Awards will be subject to recoupment under certain circumstances, including to the extent (1) set forth in any award agreement, (2) set forth in the existing Company’s Compensation Recoupment policy (as it may be amended, including to comply with the clawback provisions under the Dodd-Frank Act once final SEC rules are adopted), and (3) the recoupment provisions of the Sarbanes-Oxley Act apply to the recipient.

●	Transferability. Limited transferability of awards under the 2022 Plan, and no transfer of an award for value is permitted.

●

Limits on Non-Employee Director Compensation. The aggregate value of all compensation (both cash and equity) paid or granted, as applicable, to any non-employee director in any calendar year shall not exceed $300,000 (subject to exceptions for extraordinary circumstances such as service on a special committee).

General Plan Information

The following is a summary of the principal features of the 2022 Plan. The following summary is not a complete description of all the provisions of the 2022 Plan and is qualified in its entirety by reference to the 2022 Plan, a copy of which is attached hereto as Appendix B and incorporated herein by reference.

Purpose. The purpose of the 2022 Plan is to promote the interests of the Company and its shareholders by, among other things, (i) attracting and retaining key officers, employees, and directors of, and consultants to, the Company and its subsidiaries and affiliates, (ii) motivating those individuals by means of incentives to achieve long-range performance goals, and (iii) linking the compensation of those individuals to the long-term interests of the Company and its shareholders.

Shares Available for Awards under the Plan. Under the 2022 Plan, awards may be made in common stock of the Company. Subject to adjustment as provided by the terms of the 2022 Plan, the Share Reserve of the 2022 Plan will be (i) 1,233,025, plus (ii) the number of shares available for grant under the 2016 Plan as of December 31, 2021 (266,975), less one (1) share for any share subject to an award granted pursuant to the 2016 Plan after December 31, 2021 and prior to May 26, 2022. As discussed above, on March 23, 2022, as part of our annual equity grant, the Compensation Committee approved the grant of 35,161 time-based restricted share units to Messrs. Frist, Pearson, Sousa, Roberts, Cunningham, and Collier, and granted 17,224 performance-based restricted share units to Mr. Collier, which Contingent Awards were conditioned upon and subject to shareholder approval of the 2022 Plan (including the increase in the number of shares authorized under the 2022 Plan). As such, in the event that the shareholders approve the 2022 Plan, these Contingent Awards would reduce the shares available for grant under the 2022 Plan by 52,385 shares.

Each share issued pursuant to an award (whether or not full-value) shall reduce the Share Reserve by one (1) share. Shares of common stock subject to an award granted under the 2022 Plan, the 2016 Plan or the 2010 Plan that expire, terminate, are settled in cash, or otherwise forfeited or cancelled without a delivery of shares to the participant after December 31, 2021, will increase the Share Reserve to the extent of any such settlement, forfeiture, termination, expiration, or cancellation. In addition, any shares tendered or withheld to satisfy any tax withholding obligation with respect to any award other than an option or stock appreciation right under the 2022 Plan, the 2016 Plan or the 2010 Plan will again be available for awards under the 2022 Plan. Any such shares that again become available for awards under the 2022 Plan will be added at the applicable ratio at which they were originally deducted from the 2022 Plan, 2016 Plan or the 2010 Plan, as applicable.

Notwithstanding the foregoing, the following shares underlying any award under the 2022 Plan, the 2016 Plan or the 2010 Plan will not again become available for awards under the 2022 Plan: (1) shares tendered or withheld in payment of the exercise price of an option; (2) shares tendered or withheld to satisfy any tax withholding obligation with respect to an option or stock appreciation right; (3) shares repurchased by the Company with proceeds received from the exercise of an option; and (4) shares subject to a stock appreciation right that are not issued in connection with the stock settlement of that SAR upon its exercise.

Awards may be issued by the Company in connection with a merger or acquisition involving the Company as permitted by Nasdaq Listing Rule 5635(c) (or any successor provision thereof) (“Substitute Awards”), and such Substitute Awards will not reduce the number of shares available for awards under the 2022 Plan.

With certain limitations, awards made under the 2022 Plan may be adjusted by the Compensation Committee to prevent dilution or enlargement of benefits or potential benefits intended to be made available under the 2022 Plan in the event of any dividend or other distribution (whether in the form of cash, shares, other securities or other property, and other than a normal cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, equity restructuring (as defined under FASB ASC Topic 718), or other similar corporate transaction or event affecting the Company (collectively, a “Capitalization Adjustment”). In addition, the Compensation Committee is hereby authorized to make equitable and proportionate adjustments in the terms and conditions of awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles.

Eligibility and Administration. The Compensation Committee will administer the 2022 Plan, provided that the 2022 Plan also permits the Board of Directors to approve awards to non-employee directors, and the Board may in its sole discretion take any action designated to the Compensation Committee under the Plan as the Board of Directors may deem necessary, subject to applicable legal requirements. The 2022 Plan provides that the Compensation Committee will be composed of not less than two non-employee directors, each of whom will be an independent director as defined by the listing standards of Nasdaq. Subject to the terms of the 2022 Plan, the Compensation Committee is authorized to select participants, determine the type and number of awards to be granted, determine and later amend (subject to certain limitations) the terms and conditions of any award, interpret and specify the rules and regulations relating to the 2022 Plan, and make all other determinations which may be necessary or desirable for the administration of the 2022 Plan. Officers and employees, and directors of, as well as any consultants determined by the Compensation Committee, the Company or its subsidiaries or affiliates are eligible to be granted awards under the 2022 Plan. As of March 31, 2022, 8 non-employee directors and 1,120 employees were eligible to participate in the 2016 Plan (and would be eligible to participate in the 2022 Plan, assuming that the 2022 Plan is approved by our shareholders at this Annual Meeting). In addition, while the Company utilizes the services of consultants, the Company has not historically made grants to its consultants under its equity incentive plans, and at this time does not foresee changing this practice in connection with the 2022 Plan (if approved by the shareholders of the Company).

Non-Employee Director Compensation Limit. The aggregate value of all compensation paid or granted, as applicable, to any individual for service as a non-employee director with respect to any calendar year, including equity awards granted and cash fees paid by the Company to such non-employee director, will not exceed $300,000 in value, calculating the value of any awards granted under the 2022 Plan based on the grant date fair value of such awards for financial reporting purposes. The Board of Directors and/or the Compensation Committee may make exceptions to this applicable limit described above for individual non-employee directors in extraordinary circumstances, such as where any such non-employee director is serving on a special litigation or transactions committee of the Board of Directors, as the Board of Directors and/or the Compensation Committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation involving such non-employee director.

Stock Options and Stock Appreciation Rights. The Compensation Committee is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, to participants in the 2022 Plan (except that incentive stock options may only be granted to our employees, subject to applicable requirements of the Code). The Compensation Committee may specify the terms of such grants subject to the terms of the 2022 Plan. The Compensation Committee is also authorized to grant stock appreciation rights (or "SARs"), either with or without a related option. The grant of a stock option or SAR will occur when the Compensation Committee by appropriate action determines to grant a participant a stock option or SAR and establishes the number of shares and exercise price of such award, or on such later date as the Compensation Committee may specify. The exercise price per share subject to an option or SAR is determined by the Compensation Committee, but may not be less than the fair market value of a share of common stock on the date of the grant, except in the case of Substitute Awards.

Except in connection with any Capitalization Adjustment, the Compensation Committee shall not have the power to (i) amend the terms of previously granted options to reduce the option price of such options, (ii) amend the terms of previously granted SARs to reduce the grant price of such SARs, (iii) cancel any options in exchange for cash or a grant of either substitute options with a lower option price than the cancelled options, or any other award, (iv) cancel any SARs in exchange for cash or a grant of either substitute SARs with a lower grant price than the cancelled SARs or any other award, or (v) take any other action with respect to an option or SAR that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market, or any other such market or exchange as is the principal trading market for the shares, in each case without the approval of the Company’s shareholders

The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and the provisions requiring forfeiture of unexercised options at or following termination of employment generally will be specified in the award agreement, except that no option or SAR may have a term exceeding 10 years (provided that under certain circumstances the period of time over which a non-qualified stock option or SAR may be exercised may be extended if on the scheduled expiration date of the award exercise would violate applicable securities law). Incentive stock options that are granted to holders of more than 10% of the Company’s voting securities are subject to certain additional restrictions, including a five-year maximum term and a minimum exercise price of 110% of fair market value.

A stock option or SAR may be exercised in whole or in part at any time, with respect to whole shares only, within the period permitted under the applicable award agreement for the exercise thereof. Stock options and SARs shall be exercised by delivering written notice of  exercise to the Company in accordance with the procedures specified in the award agreement or otherwise provided by the Company, and in the case of a stock option, by paying the Company in full the aggregate option price for the number of shares subject to such option then being exercised.

The method of payment of the option price shall be determined by the Committee and may include: (i) a request that the Company or the designated brokerage firm conduct a cashless exercise of the option in accordance with applicable law; (ii) cash; (iii) tender of shares owned by the participant; and (iv) withholding of shares that otherwise would be issued upon exercise or settlement of the award, in each case, in accordance with rules established by the Compensation Committee from time to time. Share used to pay the option price shall be valued at their fair market value on the exercise date. Until the optionee has been issued the shares subject to such exercise, the optionee shall possess no rights as a shareholder with respect to such shares.

Restricted Shares and Restricted Share Units. The Compensation Committee is authorized to grant restricted shares of common stock and restricted share units. Restricted shares are shares of common stock subject to transfer restrictions as well as forfeiture upon certain terminations of employment (or other service-providing capacity) prior to the end of a restricted period or other conditions specified by the Compensation Committee in the award agreement. A participant granted restricted shares of common stock generally has the rights of a shareholder of the Company with respect to the restricted shares, including the right to receive dividends and the right to vote such shares; provided, however, that dividends distributed on restricted shares whose restricted period has not yet lapsed shall be subject to the same restrictions applicable to the underlying shares and shall be paid only if and to the extent the underlying shares vest. Any such participant will not be entitled to delivery of the stock certificate (or other evidence of book-entry) until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in a restricted share award agreement.

Each restricted share unit has a value equal to the fair market value of a share of common stock. The Compensation Committee determines, in its sole discretion, the restrictions applicable to the restricted share units. Except as otherwise provided in an award agreement or by the Compensation Committee, a participant will be entitled to dividend equivalent rights with respect to awards of restricted share units; provided, however, any such dividend equivalent rights shall be subject to the same restrictions and risk of forfeiture as the restricted share units to which they relate and shall be paid to the participant only if and to the extent the underlying restricted share units vest.

Except as may otherwise be provided by the Compensation Committee, awards of restricted shares and restricted share units shall terminate, without further obligation on the part of the Company, unless the participant remains in continuous service of the Company and its subsidiaries for the entire restricted period and any other restrictive conditions relating to the restricted share units are met. Restricted shares and restricted share units may not be transferred for value, encumbered or otherwise disposed of (other than pursuant to will or the laws of descent) during the restricted period and until after fulfillment of the restrictive conditions.

Performance Awards. A performance award consists of a right that is denominated in cash or shares of common stock, valued in accordance with the achievement of certain performance goals during certain performance periods as established by the Compensation Committee, and payable at such time and in such form as the Compensation Committee shall determine. Performance awards may be paid in a lump sum or in installments following the close of a performance period or on a deferred basis, as determined by the Compensation Committee. In the event that the continuous service of any participate to the Company terminates for any reason prior to the end of any performance period. Except as may otherwise be provided by the Compensation Committee, any unvested portion of a performance award shall terminate, without further obligation on the part of the Company, unless the participant remains in continuous service of the Company and its subsidiaries for the entire performance period and any other period established in the award agreement.

The Company may grant performance awards based upon the attainment of performance targets related to performance goals selected by the Compensation Committee in its discretion from among the performance goals specified in the Plan, or related to any other performance goals as the Compensation Committee may select in its discretion.

Other Stock-Based Awards. The Compensation Committee is authorized to grant any other type of award that is denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. The Compensation Committee will determine the terms and conditions of such awards, consistent with the terms of the 2022 Plan.

Non-Employee Director Awards. Subject to applicable legal requirements and the limits on compensation paid to non-employee directors as noted above, the Compensation Committee and/or the Board of Directors may provide that all or a portion of a non-employee director’s annual retainer and/or meeting fees or other awards or compensation as determined by the Compensation Committee and/or the Board of Directors be payable in non-qualified stock options, SARs, restricted shares, restricted share units and/or other stock-based awards, including unrestricted shares, either automatically or at the option of the non-employee director. The Compensation Committee and/or the Board of Directors will determine the terms and conditions of any such awards, including those that apply upon the termination of a non-employee director’s service as a member of the Board of Directors.

Termination of Employment. The Compensation Committee will determine the terms and conditions that apply to any award upon the termination of employment with the Company, its subsidiaries and affiliates, and provide such terms in the applicable award agreement or in its rules or regulations.

Change in Control. Unless otherwise provided by the Compensation Committee, or in an award agreement or by a written agreement between the Company and a participant, in the event of a change in control, any surviving entity or acquiring entity (or the surviving or acquiring entity’s parent entity) (collectively, the “Surviving/Acquiring Entity”) may assume or continue any or all awards outstanding under the 2022 Plan or may substitute similar awards for awards outstanding under the 2022 Plan as may be determined by the Compensation Committee.  The terms of any assumption, continuation or substitution will be set by the Board of Directors and/or the Compensation Committee; provided, that, if, within one year following a change in control, a participant separates from service with the Company (or its successor) by reason of (a) death; (b) total disability; (c) normal retirement or early retirement; (d) for good reason by the participant; or (e) involuntary termination by the Company (or any Surviving/Acquiring entity) for any reason other than for cause, all outstanding awards held by such participant shall vest, become immediately exercisable and payable and have all restrictions lifted. For purposes of an award subject to Section 409A of the Code, good reason shall exist only if (i) the participant notifies the Company of the event establishing good reason within 90 days of its initial existence, (ii) the Company is provided 30 days to cure such event and (iii) termination of the participant’s continuous service with the Company (or its successor) within 180 days of the initial occurrence of the event.

The Compensation Committee may, in its discretion, provide in any award agreement or, in the event of a change in control, may take such actions as it deems appropriate to provide, for the acceleration of the exercisability, vesting and/or settlement in connection with such change in control of each or any outstanding award or portion thereof and shares acquired pursuant thereto upon such conditions (if any), including termination of the participant’s service prior to, upon, or following such change in control, to such extent as the Compensation Committee may determine or the award agreement may provide. In the event of a change in control, and without the consent of any participant, the Compensation Committee may, in its discretion, provide that for a period prior to the change in control, any options or stock appreciation rights shall be exercisable as to all shares subject thereto and that upon the occurrence of the change in control, such stock options or stock appreciation rights shall terminate and be of no further force and effect.

In addition, the Compensation Committee may, in its discretion and without the consent of any participant, determine that, upon the occurrence of a change in control, each or any award or a portion thereof outstanding immediately prior to the change in control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Compensation Committee) subject to such canceled award in (i) cash, (ii) stock of the Company or the Surviving/Acquiring Entity, or (iii) other property which, in any such case, shall be in an amount having a fair market value equal to the fair market value of the consideration to be paid per share in the change in control, reduced by the applicable option price or grant price per share, if any, under an option or SAR (which payment may, for the avoidance of doubt, be $0, in the event that the option price or grant price under an award is greater than the per share consideration in connection with the change in control). In the event such determination is made by the Compensation Committee, the amount of such payment (reduced by applicable withholding taxes, if any), if any, shall be paid to participants in respect of the vested portions of their canceled awards as soon as practicable following the date of the change in control and in respect of the unvested portions of their canceled awards in accordance with the vesting schedules applicable to such awards or at such other time(s) as may be determined by the Board of Directors and/or the Compensation Committee.

Subject to certain qualifications and exceptions set forth in the 2022 Plan, the 2022 Plan defines a “change in control” to mean:

●

any person, entity, or affiliated group (with certain exceptions) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of our Company’s then outstanding voting securities;

●

during any 24 month period, individuals who at the beginning of such period constitute our Board cease for any reason to constitute a majority of our Board, treating any individual whose election or nomination was approved by a majority of the incumbent directors as an incumbent director for this purpose; or

●

as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity immediately after such transaction are beneficially owned in the aggregate by the beneficial owners of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction.

Amendment and Termination. The Board of Directors may amend, alter, suspend, discontinue or terminate the 2022 Plan or any portion of the 2022 Plan at any time, except that shareholder approval must be obtained for any such action if such approval is necessary to comply with any tax or regulatory requirement (including, without limitation, the rules of the Nasdaq Stock Market) with which the Board of Directors deems it desirable or necessary to comply. The Compensation Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award, either prospectively or retroactively. Notwithstanding the foregoing, the Compensation Committee may not materially and adversely affect the rights of any award holder without the award holder’s consent.

Limited Transferability. Except as otherwise provided in the 2022 Plan or any award agreement, or by the Compensation Committee, no award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant, except by will or the laws of descent and distribution. Notwithstanding the foregoing, in no event will any transfer of an award for value shall be permitted under the Plan.

Dividend Equivalents. Except in connection with any Capitalization Adjustments, no dividend equivalent rights shall be granted with respect to stock options or SARs. In the sole discretion of the Compensation Committee, an award (other than options or SARs) may provide a participant with dividend or dividend equivalents; provided, however, that no dividends or dividend equivalents will be paid currently in respect of an award to the extent that restrictions on such award have not yet lapsed or to the extent that such award remains subject to vesting, any such dividends or dividend equivalents shall be subject to the same restrictions and risk of forfeiture as the award to which they relate, and shall be paid only if and to the extent that the underlying award vests.

Data Privacy. The 2022 Plan includes a provision related to data privacy, which among other things requires participants, as a condition to receiving any award, to consent to the collection of personal data by the Company in connection with the Company implementing, managing and administering the 2022 Plan and awards thereunder.

Tax Withholding. The 2022 Plan sets forth certain procedures with respect tax withholding in connection with awards made under the Plan.

Effective Date. The 2022 Plan will become effective as of May 26, 2022, provided that the 2022 Plan has been approved by the shareholders of the Company at this Annual Meeting. No new awards may be granted under the 2022 Plan after May 26, 2032, the tenth anniversary of the effective date of the 2022 Plan.

Certain U.S. Federal Income Tax Consequences

The following is a brief summary of certain federal income tax aspects of awards under the 2022 Plan based upon the United States federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive and the exact tax consequences to any participant will depend upon his or her particular circumstances and other factors. Participants may also be subject to certain United States state and local taxes and foreign taxes, which are not described herein. The 2022 Plan participants are encouraged to consult their own tax advisors with respect to any state tax considerations or particular federal tax implications of awards granted under the 2022 Plan.

Stock Options. The grant of a stock option with an exercise price at least equal to the fair market value of the common stock on the date of grant is not generally a taxable event to the participant or the Company. A participant will not have taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply). Upon the exercise of a nonqualified stock option, a participant will recognize ordinary income to the extent that the fair market value of the common stock acquired pursuant to the exercise of the stock option, as of the exercise date, is greater than the exercise price of the stock option. Any income recognized by the participant as a result of the exercise of a nonqualified stock option will be ordinary compensation income and will be subject to income and employment tax withholding at the time the common stock is acquired. Subject to certain limitations, the Company generally is entitled to a deduction in an amount equal to the compensation income recognized by the participant.

Sale of Common Stock. If a participant exercises an incentive stock option and disposes of any of the shares of common stock acquired upon such exercise, before the end of two years from the date of grant and one year from the date of exercise of the underlying option, the participant must generally recognize ordinary income equal to the difference between (i) the fair market value of such transferred shares of common stock on the date of exercise of the incentive stock option (or, if less, the amount realized upon the disposition of such shares of common stock), and (ii) the exercise price. The Company will generally be entitled to a deduction of the same amount.

The sale or other taxable disposition of common stock acquired upon the exercise of a stock option generally will be a taxable event to the participant. In general, the participant selling such common stock will recognize gain or loss equal to the difference between the amount realized by the participant upon such sale or disposition and the participant’s adjusted tax basis in such common stock. A participant’s adjusted tax basis in common stock purchased upon exercise of a stock option generally will be the amount paid for such shares plus the amount, if any, of ordinary income recognized in connection with the option. Except as described above for common stock acquired by exercise of an incentive stock option for which the required holding periods have not been met, any gain or loss resulting from a sale or other disposition of common stock obtained by the participant through the exercise of an option generally will be taxed as capital gain. This gain or loss will be treated as long-term capital gain or loss if at the time of any such sale or disposition the participant has held the common stock for more than one year. The time that such participant holds a stock option prior to its exercise is not taken into account for purposes of determining whether the participant has held the common stock received upon exercise of that option for more than one year. Long-term capital gains of individuals are currently subject to tax at preferential rates. In addition, there are limits on the deductibility of capital losses by a participant.

Stock Appreciation Rights. The grant of a stock appreciation right with an exercise price at least equal to the fair market value of the common stock to which it relates on the date of grant is not generally a taxable event to the participant or the Company. A participant who exercises a stock appreciation right recognizes ordinary income equal to the amount of cash or the value of the common stock received upon exercise of the stock appreciation right. The Company generally will be allowed a deduction for the amount of ordinary income recognized by a participant with respect to the exercise of a stock appreciation right. Upon the participant’s subsequent sale or other disposition of any common stock acquired through the exercise of a stock appreciation right, the participant generally will recognize capital gain or loss as described above under “Sale of Common Stock.” For this purpose, the participant’s basis in the common stock will be the fair market value of the stock received upon exercise of the stock appreciation right.

Other Stock-Based Awards. A participant who is granted any other stock-based award that is not subject to any vesting or forfeiture restrictions, generally will recognize, in the year of grant (or, if later, the year of payment in the case of restricted share units and similar awards), ordinary income equal to the fair market value of the cash or other property received. If such stock-based award is in the form of property that is subject to restrictions, such as a restricted share award, the participant will not recognize ordinary income until the restrictions lapse and the stock-based award becomes vested, unless the participant makes a Section 83(b) Election (as defined and discussed below). A Section 83(b) Election may not be available with respect to certain forms of other stock-based awards such as a restricted share unit. If such other stock-based award is in the form of a restricted share unit or similar award that does not provide for the delivery of shares or cash until a vesting condition has been satisfied or some later date, the participant will not generally recognize ordinary income until the date the vesting condition is satisfied and the shares or cash have been made available to the participant. The Company generally is entitled to a deduction for the amount of ordinary income recognized by a participant with respect to other stock-based awards in the same year as the ordinary income is recognized by the participant.

Section 83(b) Considerations. No later than 30 days after a participant receives an award of restricted shares (including as a performance award), pursuant to Section 83(b) of the U.S. Internal Revenue Code of 1986, as amended, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares of common stock at the time of receipt. Provided that the election is made in a timely manner, the participant will not recognize any additional income when the award is no longer transferable or subject to a “substantial risk of forfeiture.”  Such an election may be disadvantageous, however, if the shares of common stock decrease in value following their grant or if the participant ultimately forfeits such shares.

The 2022 Plan is not intended to be a “qualified plan” under Section 401(a) of the Code.

New Plan Benefits

Except as otherwise set forth in this paragraph below, awards to be made under our 2022 Plan are discretionary and as such are not presentably determinable.  As discussed above, on March 23, 2022, as part of our annual equity grant, the Compensation Committee approved the grant of 35,161 time-based restricted share units to Messrs. Frist, Pearson, Sousa, Roberts, Cunningham, and Collier, and the grant of 17,224 performance-based restricted share units to Mr. Collier, which Contingent Awards were conditioned upon and subject to shareholder approval of the 2022 Plan.  Because these grants are contingent upon the shareholder approval of the 2022 Plan and will be granted in the event the 2022 Plan is approved by our shareholders, such grants are reflected in the chart below. Except with respect to these Contingent Grants (i) none of our executive officers (including our named executive officers), other employees or non-employee directors will receive any set benefits or amounts of awards under the 2022 Plan, and (ii) all awards under the 2022 Plan are discretionary, and as such all awards to be made under the 2022 Plan are not presently determinable.

Name and Position	Value of RSUs (1)	Number of RSUs
Robert A. Frist, Jr., Chief Executive Officer	$131,491	6,471
J. Edward Pearson, President and Chief Operating Officer	131,491	6,471
Scott A. Roberts, Senior Vice President, Chief Financial Officer	99,995	4,921
Michael Sousa, Senior Vice President and President, VerityStream	131,491	6,471
Kevin P. O'Hara, Senior Vice President, Platform Solutions	—	—
All Current Executive Officers (2)	1,064,463	52,385
All Current Non-Employee Directors	—	—
All Current Non-Executive Employees	—	—

(1)	The value of all awards set forth in the above table is based on the closing price of the Company's common stock on March 23, 2022 ($20.32).
(2)	The Compensation Committee approved the grant of 35,161 time-based restricted share units to Messrs. Frist, Pearson, Sousa, Roberts, Cunningham, and Collier, and the grant of 17,224 performance-based restricted share units to Mr. Collier, which Contingent Awards were conditioned upon and subject to shareholder approval of the 2022 Plan.

Additional Information

A copy of our Annual Report on Form 10-K for the year ended December 31, 2021, excluding certain of the exhibits thereto, may be obtained by visiting our website at www.healthstream.com or may be obtained without charge by writing to HealthStream, Inc., Investor Relations Department, 500 11th Avenue North, Suite 1000, Nashville, Tennessee 37203 or by making an oral request by calling (615) 301-3237. We will furnish any exhibits to our Annual Report on Form 10-K upon the payment of fees equal to our reasonable expenses in furnishing such exhibits. The Company’s Annual Report on Form 10-K and various other filings also may be accessed in the “Corporate Governance” section of the Investor Relations page of our website at www.healthstream.com, or at www.sec.gov.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

We do not intend to bring any proposals to the Annual Meeting other than Proposals 1, 2, 3 and 4 as set forth above. As noted above, our Bylaws require shareholders to give advance notice of any proposal intended to be presented at an annual meeting. The deadline for this notice has passed, and we did not receive any such notice made in compliance with our Bylaws. If any other matter properly come before our shareholders for a vote at the Annual Meeting, the persons named in the accompanying proxy card intend to vote the shares represented by them in accordance with their best judgment.

Nashville, Tennessee

April 14, 2022

Appendix A

NON-GAAP FINANCIAL MEASURE INFORMATION AND RECONCILIATION

This proxy statement presents information regarding adjusted EBITDA, a non-GAAP financial measure.

In order to better assess the Company’s financial results, management believes that net income excluding the impact of the deferred revenue write-downs associated with fair value accounting for acquired businesses and before interest, income taxes, stock-based compensation, depreciation and amortization, changes in fair value of non-marketable equity investments, the de-recognition of non-cash expense resulting from the paid time off expense reduction in the first quarter of 2021, and the resolution of a mutual disagreement related to various elements of a past partnership which resulted in a reduction to cost of sales in the first quarter of 2020 (adjusted EBITDA) is a useful measure for evaluating the operating performance of the Company because adjusted EBITDA reflects net income adjusted for certain GAAP accounting, non-cash, and/or non-operating items which may not, in any such case, fully reflect the underlying operating performance of our business. We also believe that adjusted EBITDA is useful to many investors to assess the Company’s ongoing operating performance.

As noted above, the definition of adjusted EBITDA includes an adjustment for the impact of the deferred revenue write-downs associated with fair value accounting for acquired businesses. Following the completion of any acquisition by the Company, the Company must record the acquired deferred revenue at fair value as defined in GAAP, which may result in a write-down of deferred revenue. If the Company is required to record a write-down of deferred revenue, it may result in lower recognized revenue, operating income, and net income in subsequent periods. Revenue for any such acquired business is deferred and is typically recognized over a one-to-two year period following the completion of any particular acquisition, so our GAAP revenues for this one-to-two year period will not reflect the full amount of revenues that would have been reported if the acquired deferred revenue was not written down to fair value. Management believes that including an adjustment in the definition of adjusted EBITDA for the impact of the deferred write-downs associated with fair value accounting for acquired businesses provides useful information to investors because the deferred revenue write-down recognized in periods after an acquisition may, given the nature of this non-cash accounting impact, cause our GAAP financial results during such periods to not fully reflect our underlying operating performance and thus adjusting for this amount may assist in comparing the Company’s results of operations between periods.

Adjusted EBITDA is a non-GAAP financial measure and should not be considered as a measure of financial performance under GAAP. Because adjusted EBITDA is not a measurement determined in accordance with GAAP, adjusted EBITDA is susceptible to varying calculations. Accordingly, adjusted EBITDA, as presented, may not be comparable to other similarly titled measures of other companies and have limitations as an analytical tool.

This non-GAAP financial measure should not be considered as a substitute for, or superior to, measures of financial performance which are prepared in accordance with GAAP. Investors are encouraged to review the reconciliations of our GAAP net income to adjusted EBITDA, which is set forth below in this Appendix A.

(in 000’s)	2021	2020
GAAP net income	$5,845	$14,091
Deferred revenue write-down	4,040	1,274
Interest income	(80)	(993)
Interest expense	132	96
Income tax provision	1,921	3,732
Stock-based compensation expense	5,303	2,218
Depreciation and amortization	36,813	30,189
Non-cash paid time off expense	(1,011)	—
Change in fair value of non-marketable equity investments	(279)	(1,181)
Non-cash royalty expense	—	(3,440)
Adjusted EBITDA	$52,684	$45,986

Appendix B

2022 OMNIBUS INCENTIVE PLAN

See Attached.

HEALTHSTREAM, INC.

2022 OMNIBUS INCENTIVE PLAN

HEALTHSTREAM, INC.
2022 OMNIBUS INCENTIVE PLAN

Section 1. Purpose.

This plan shall be known as the “HealthStream, Inc. 2022 Omnibus Incentive Plan” (as amended from time to time, the “Plan”). The purpose of the Plan is to promote the interests of HealthStream, Inc. (the “Company”) and its shareholders by (i) attracting and retaining key officers, employees and directors of, and consultants to, the Company and its Subsidiaries; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its shareholders.

Section 2. Definitions.

As used in the Plan, the following terms shall have the meanings set forth below:

2.1 “Affiliate” has the meaning set forth in Rule 12b-2 promulgated under Section 12 of the Exchange Act (or any successor provision thereof).

2.2 “Award” means any Option, Stock Appreciation Right, Restricted Share, Restricted Share Unit, Performance Award, Other Stock-Based Award or other award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Committee (or the Board) pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee (or the Board) may establish or which are required by applicable legal requirements.

2.3 “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a Participant.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Cause” means, unless otherwise defined in the applicable Award Agreement, (i) the engaging by the Participant in willful misconduct that is injurious to the Company or its Subsidiaries or Affiliates, or (ii) the embezzlement or misappropriation of funds or property of the Company or its Subsidiaries or Affiliates by the Participant. For purposes of this paragraph, no act, or failure to act, on the Participant’s part shall be considered “willful” unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that the Participant’s action or omission was in the best interest of the Company. Any determination of Cause for purposes of the Plan or any Award shall be made by the Committee in its sole discretion. Any such determination shall be final and binding on a Participant.

2.6 “Change in Control” means, unless otherwise provided in the applicable Award Agreement, the happening of one of the following:

(a) any person or entity, including a “group” as defined in Section 13(d)(3) of the Exchange Act, other than the Company or a wholly-owned Subsidiary thereof or any employee benefit plan of the Company or any of its Subsidiaries, becomes the beneficial owner of the Company’s securities having 50% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company in the ordinary course of business); or

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(b) as the result of, or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or similar transaction, or any combination of the foregoing transactions, less than a majority of the combined voting power of the then outstanding securities of the Company or any successor corporation or entity entitled to vote generally in the election of the directors of the Company or such other corporation or entity immediately after such transaction are beneficially owned in the aggregate by the beneficial owners of the Company’s securities entitled to vote generally in the election of directors of the Company immediately prior to such transaction; or

(c) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals who are Continuing Directors.

Notwithstanding the foregoing, (i) unless otherwise provided in an applicable Award Agreement, with respect to Awards constituting a “deferral of compensation” subject to Section 409A of the Code, solely for purposes of determining the timing of a payment subject to the Award Agreement, a Change in Control shall be limited to a “change in the ownership of the Company,” a “change in the effective control of the Company,” or a “change in the ownership of a substantial portion of the assets of the Company” as such terms are defined in Section 1.409A-3(i)(5) of the Regulations, and (ii) no Award Agreement shall define a Change in Control in such a manner that a Change in Control would be deemed to occur prior to the actual consummation of the event or transaction that results in a change of control of the Company (e.g., upon the announcement, commencement, or shareholder approval of any event or transaction that, if completed, would result in a Change in Control).

2.7 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.8 “Committee” means a committee of the Board composed of not less than two directors, each of whom shall be “independent” within the meaning of the listing standards of the Nasdaq Stock Market.

2.9 “Consultant” means any natural person that provides bona fide services to the Company or any Subsidiary thereof as an independent contractor and who qualifies as a consultant or advisor under Instruction A.1.(a)(1) of Form S-8 under the Securities Act of 1933, as amended.

2.10 “Continuing Director” means, with respect to any period, any individuals (A) who were members of the Board or other equivalent governing body of the Company on the first day of such period, (B) whose election or nomination to the Board or equivalent governing body was approved by individuals referred to in clause (A) above constituting at the time of such election or nomination at least a majority of the Board, or (C) whose election or nomination to the Board or other equivalent governing body was approved by individuals referred to in clauses (A) and (B) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

2.11 “Continuous Service” means that the Participant’s service with the Company or any Subsidiary thereof (or any Surviving/Acquiring Entity following a Change in Control), whether as an Employee, Director, or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or any Subsidiary as an Employee, Director, or Consultant or a change in the Person for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or any Subsidiary, will not terminate a Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of the Company or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by applicable legal requirements, the Committee, in its sole discretion, may determine whether Continuous Service will be considered interrupted in the case of any leave of absence, including sick leave, military leave, or any other personal leave. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

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2.12 “Director” means a member of the Board.

2.13 “Disability” means, unless otherwise defined in the applicable Award Agreement, a disability that would qualify as a total and permanent disability under the Company’s then current long-term disability plan. With respect to Awards subject to Section 409A of the Code, unless otherwise defined in the applicable Award Agreement, the term “Disability” shall have the meaning set forth in Section 409A of the Code.

2.14 “Early Retirement” means, unless otherwise provided in an Award Agreement, retirement with the express consent of the Company at or before the time of such retirement, from active employment with the Company and any Subsidiary prior to age 65, in accordance with any applicable early retirement policy of the Company then in effect or as may be approved by the Committee.

2.15 “Employee” means an officer or employee of the Company or any Subsidiary thereof.

2.16 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.17 “Fair Market Value” with respect to the Shares, means, for purposes of a grant of an Award as of any date, (i) the reported closing sales price of the Shares on the Nasdaq Stock Market, or any other such market or exchange as is the principal trading market for the Shares, on such date, or in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported (or such other price based on actual trading on the applicable date that the Committee determines is appropriate) or (ii) in the event there is no public market for the Shares on such date, the fair market value as determined, in good faith and by the reasonable application of a reasonable valuation method (as applicable), by the Committee in its sole discretion, and for purposes of a sale of a Share as of any date, the actual sales price on that date.

2.18 “Good Reason” means, unless otherwise provided in an Award Agreement, (i) a material reduction in a Participant’s position, authority, duties or responsibilities following a Change in Control as compared to such level immediately prior to a Change in Control, (ii) any material reduction in a Participant’s annual base salary as in effect immediately prior to a Change in Control; (iii) the relocation of the office at which the Participant is to perform the majority of his or her duties following a Change in Control to a location more than 30 miles from the location at which the Participant performed such duties prior to the Change in Control; or (iv) the failure by the Company or its successor to continue to provide the Participant with benefits substantially similar in aggregate value to those enjoyed by the Participant under any of the Company’s pension, life insurance, medical, health and accident or disability plans in which Participant was participating immediately prior to a Change in Control, unless the Participant is offered participation in other comparable benefit plans generally available to similarly situated employees of the Company or its successor after the Change in Control.

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2.19 “Grant Price” means the price per Share established at the time of grant of an SAR pursuant to Section 6 used to determine whether there is any payment due upon exercise of the SAR.

2.20 “Incentive Stock Option” means an option to purchase Shares from the Company that is granted under Section 6 of the Plan and that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

2.21 “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary thereof.

2.22 “Non-Qualified Stock Option” means an option to purchase Shares from the Company that is granted under Sections 6 or 10 of the Plan and is not intended to be an Incentive Stock Option.

2.23 “Normal Retirement” means, unless otherwise defined in the applicable Award Agreement, voluntary retirement of a Participant from active employment with the Company or any Subsidiary thereof on or after such Participant’s 65th birthday.

2.24 “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

2.25 “Option Price” means the purchase price payable to purchase one Share upon the exercise of an Option.

2.26 “Other Stock-Based Award” means any Award granted under Sections 9 or 10 of the Plan.

2.27 “Participant” means any Employee, Director, Consultant or other person who receives an Award under the Plan.

2.28 “Performance Award” means any Award granted under Section 8 of the Plan.

2.29 “Performance Criteria” means any one or more criteria that the Committee may select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals will be set by the Committee in its sole discretion, and may be based on any one of, or combination of, the following: earnings before any one or more of the following: interest, taxes, depreciation, amortization and/or stock compensation (EBITDA); EBITDA adjusted to include or exclude one or more additional items (Adjusted EBITDA); operating (or gross) income or profit or non-GAAP operating (or gross) income or profit adjusted to include or exclude one or more items; operating efficiencies; return on equity, assets, capital, capital employed or investment; after tax operating income; net income; earnings or book value per Share; financial ratios; cash flow(s); total sales or revenues or sales or revenues per employee; stock price or total shareholder return; dividends; strategic business objectives, consisting of one or more objectives based on meeting specified cost targets, business expansion goals (including, without limitation, developmental, or strategic milestones of projects in development, execution of contracts with current or prospective customers and development of business expansion strategies) and goals relating to acquisitions, joint ventures, strategic partnerships or collaborations or divestitures; individual performance criteria; environmental, social and governance related objectives; and any other measures of performance selected by the Committee in its sole discretion.

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2.30 “Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis (with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices), or on an individual basis. The Performance Goals may be based on GAAP or non-GAAP results, and any actual results may be adjusted by the Committee for one-time, unbudgeted, unexpected or other items in the sole discretion of the Committee. In addition, the Committee retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or determined by the Committee.

2.31 “Performance Period” means the period of time selected by the Committee over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Committee.

2.32 “Person” means any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

2.33 “Prior Plans” means the 2010 Plan and the 2016 Plan.

2.34 “Regulations” means the U.S. Treasury Regulations promulgated under the Code, as amended from time to time.

2.35 “Restricted Share” means any Share granted under Sections 7 or 10 of the Plan.

2.36 “Restricted Share Unit” means any unit granted under Sections 7 or 10 of the Plan.

2.37 “Retirement” means Normal Retirement or Early Retirement.

2.38 “SEC” means the Securities and Exchange Commission or any successor thereto.

2.39 “Section 16” means Section 16 of the Exchange Act and the rules promulgated thereunder and any successor provision thereto as in effect from time to time.

2.40 “Share Reserve” has the meaning set forth in Section 4.1 hereof.

2.41 “Shares” means shares of the common stock, no par value per share, of the Company.

2.42 “Stock Appreciation Right” or ”SAR” means a stock appreciation right granted under Sections 6, 8 or 10 of the Plan that entitles the holder to receive, with respect to each Share encompassed by the exercise of such SAR, the amount determined by the Committee and specified in an Award Agreement. In the absence of such a determination, the holder shall be entitled to receive, with respect to each Share encompassed by the exercise of such SAR, the excess of the Fair Market Value of such Share on the date of exercise over the Grant Price applicable to such SAR.

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2.43 “Subsidiary” means any Person (other than the Company) of which 50% or more of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.

2.44 “2010 Plan” means the HealthStream, Inc. 2010 Stock Incentive Plan.

2.45 “2016 Plan” means the HealthStream, Inc. 2016 Omnibus Incentive Plan.

Section 3. Administration.

3.1 Authority of Committee. The Plan shall be administered by a Committee, which shall be appointed by and serve at the pleasure of the Board; provided, however, with respect to Awards to Non-Employee Directors, all references in the Plan to the Committee shall be deemed to be references to the Board to the extent (if any) that the Board approves any Awards to Non-Employee Directors; provided, further that the Board may, in its sole discretion, take any action designated to the Committee under this Plan as the Board may deem necessary, subject to applicable legal requirements. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion (and in accordance with Section 409A of the Code with respect to Awards subject thereto) to: (i) designate Participants; (ii) determine eligibility for participation in the Plan and decide all questions concerning eligibility for and the amount of Awards under the Plan; (iii) determine the type or types of Awards to be granted to a Participant; (iv) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards; (v) determine the timing, terms, and conditions of any Award; (vi) accelerate the time at which all or any part of an Award may be settled or exercised; (vii) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (viii) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (ix) grant Awards as an alternative to, or as the form of payment for grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or any Subsidiary thereof; (x) grant Substitute Awards on such terms and conditions as the Committee may prescribe, subject to compliance with the Incentive Stock Option rules under Section 422 of the Code and the nonqualified deferred compensation rules under Section 409A of the Code, where applicable; (xi) make all determinations under the Plan concerning any Participant’s Continuous Service, including whether any termination thereof occurs by reason of Cause, Good Reason, Disability, Retirement, or in connection with a Change in Control and whether a leave constitutes a termination of Continuous Service; (xii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (xiii) except to the extent prohibited by Section 6.2 or any other provision of the Plan, amend or modify the terms of any Award at or after grant with or without the consent of the holder of the Award; (xiv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xv) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under Section 13 hereunder to amend or terminate the Plan.

3.2 Committee Discretion Binding. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary thereof, any Participant and any holder or beneficiary of any Award. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.

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3.3 Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or of any Subsidiary thereof, or to a Committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend or terminate Awards held by Participants who are not officers or directors of the Company for purposes of Section 16. The Committee delegates the authority for ministerial administration of the Plan and Awards made under the Plan to the Company.

3.4 No Liability. No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Award granted hereunder.

Section 4. Shares Available For Awards.

4.1 Shares Available.

(a) Subject to the provisions of Section 4.2 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards granted effective on or after the Effective Date is equal to (i) the sum of (A) 1,233,025 Shares plus (B) 266,975 Shares (the number of Shares available for grant under the 2016 Plan as of December 31, 2021), which totals 1,500,000 Shares, less (ii) one (1) Share for every Share that was subject to an Award granted under the 2016 Plan effective on or after December 31, 2021 and prior to the Effective Date (such aggregate amount being, the “Share Reserve”). For clarity, the Share Reserve is a limit on the number of Shares that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of Shares reasonably required to satisfy its obligations to issue Shares pursuant to such Awards. Following the Effective Date, provided that this Plan is approved by the Company’s shareholders, no further Awards shall be granted pursuant to the 2016 Plan. The number of Shares with respect to which Incentive Stock Options may be granted shall be no more than 1,500,000.

(b) The Share Reserve shall be decreased by one (1) Share for each Share subject to an Award granted under the Plan. If any Award (or portion thereof) granted under this Plan or any award (or portion thereof) granted under any Prior Plan shall expire, terminate, be settled in cash or otherwise be forfeited or canceled after December 31, 2021 without the issuance of Shares, each Share subject to such Award or award under the Prior Plan shall, to the extent of such expiration, cash settlement, forfeiture, termination or cancellation, again be available for Awards under the Plan and the Share Reserve shall thereupon be increased, all in accordance with this Section 4.1. In addition, any Shares tendered or withheld to satisfy any tax withholding obligation with respect to any Award other than an Option or SAR under the Plan, or, after December 31, 2021, any award other than an option or stock appreciation right granted under the 2016 Plan, shall again be available for Awards under the Plan and the Share Reserve shall thereupon be increased, all in accordance with this Section 4.1. Any Shares that again become available for Awards under the Plan or are added to the Share Reserve under this Section 4.1 shall be added at the applicable ratio at which they were originally deducted from the Plan, the 2016 Plan or the 2010 Plan, as applicable.

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(c) Notwithstanding the foregoing provisions of Section 4.1(b), the following Shares underlying any Award under the Plan or any award under any Prior Plan will not again become available for Awards under the Plan: (1) Shares tendered or withheld in payment of the Option Price of an Option (or the option price of an option granted under any Prior Plan), (2) Shares tendered or withheld to satisfy any tax withholding obligation with respect to any Option or SAR (or any option or stock appreciation right granted under any Prior Plan), (3) Shares repurchased by the Company with proceeds received from the exercise of an Option (or from the exercise of an option granted under any Prior Plan), and (4) Shares subject to a Stock Appreciation Right (or a stock appreciation right granted under any Prior Plan) that are not issued in connection with the Share settlement of that Stock Appreciation Right (or stock appreciation right granted under any Prior Plan) upon its exercise.

4.2 Adjustments. Without limiting the Committee’s discretion set forth in Section 13 hereof, in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property, and other than a normal cash dividend), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, equity restructuring (as defined under FASB ASC Topic 718), or other similar corporate transaction or event affects the Shares, then the Committee shall, in an equitable and proportionate manner as deemed appropriate by the Committee (and, as applicable, in such manner as is consistent with Sections 422 and 409A of the Code and the regulations thereunder) either: (i) adjust any or all of (1) the aggregate number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted under the Plan; (2) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards under the Plan, provided that the number of Shares subject to any Award shall always be a whole number; (3) the Grant Price or Option Price with respect to any Award under the Plan, and (4) the limits on the number of Shares or Awards that may be granted to Participants under the Plan in any calendar year; (ii) provide for an equivalent award in respect of securities of the surviving entity of any merger, consolidation or other transaction or event having a similar effect; or (iii) make provision for a cash payment to the holder of an outstanding Award (any such adjustments, “Capitalization Adjustments”). Any such adjustments to outstanding Awards shall be effected in a manner that precludes the material enlargement of rights and benefits under such Awards.

4.3 Substitute Awards. Awards may be issued in connection with a merger or acquisition involving the Company as permitted by Nasdaq Listing Rule 5635(c) (or any successor provision thereof) (and such Awards, “Substitute Awards”), and such Substitute Awards will not reduce the Share Reserve.

4.4 Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of issued Shares which have been reacquired by the Company.

Section 5. Eligibility.

Any Employee, Director or Consultant shall be eligible to be designated a Participant; provided, however, that Non-Employee Directors shall only be eligible to receive Awards granted consistent with Section 10.

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Section 6. Stock Options and Stock Appreciation Rights.

6.1 Grant. Subject to the provisions of the Plan and applicable legal requirements, the Committee shall have sole and complete authority to determine the Participants to whom Options and SARs shall be granted, the number of Shares subject to each Award, the Option Price or Grant Price, as applicable, and the conditions and limitations applicable to the exercise of each Option and SAR. An Option may be granted with or without a related SAR. An SAR may be granted with or without a related Option. The grant of an Option or SAR shall occur when the Committee by resolution, written consent or other appropriate action determines to grant such Option or SAR for a particular number of Shares to a particular Participant at a particular Option Price or Grant Price, as the case may be, or such later date as the Committee shall specify in such resolution, written consent or other appropriate action. The Committee shall have the authority to grant Incentive Stock Options and to grant Non-Qualified Stock Options. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with Section 422 of the Code, as from time to time amended, and any regulations implementing such statute. To the extent the aggregate Fair Market Value (determined at the time the Incentive Stock Option is granted) of the Shares with respect to which all Incentive Stock Options are exercisable for the first time by an Employee during any calendar year (under all plans described in Section 422(d) of the Code of the Employee’s employer corporation and its parent and Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options.

6.2 Exercise Price. The Committee in its sole discretion shall establish the Option Price at the time each Option is granted and the Grant Price at the time each SAR is granted. Except in the case of Substitute Awards, the Option Price of an Option may not be less than the Fair Market Value of a Share on the date of grant of such Option, and the Grant Price of an SAR may not be less than the Fair Market Value of a Share on the date of grant of such SAR. In the case of Substitute Awards or Awards granted in connection with any Capitalization Adjustment provided for by Section 4.2 hereof in the form of Options or SARS, such grants shall have an Option Price (or Grant Price) per Share that is intended to maintain the economic value of the Award that was replaced or adjusted as determined by the Committee. Notwithstanding the foregoing or anything contained herein to the contrary, except as permitted by Section 4.2 hereof in connection with any Capitalization Adjustments, the Committee shall not have the power to (i) amend the terms of previously granted Options to reduce the Option Price of such Options, (ii) amend the terms of previously granted SARs to reduce the Grant Price of such SARs, (iii) cancel any Options in exchange for cash or a grant of either substitute Options with a lower Option Price than the cancelled Options, or any other Award, (iv) cancel any SARs in exchange for cash or a grant of either substitute SARs with a lower Grant Price than the cancelled SARs or any other Award, or (v) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market, or any other such market or exchange as is the principal trading market for the Shares, in each case without the approval of the Company’s shareholders.

6.3 Term. Subject to the Committee’s authority under Section 3.1 and the provisions of Section 6.6, each Option and SAR and all rights and obligations thereunder shall expire on the date specified in the Award Agreement. The Committee shall be under no duty to provide terms of like duration for Options or SARs granted under the Plan. Notwithstanding the foregoing, but subject to Section 6.4(a) hereof, no Option or SAR shall be exercisable after the expiration of ten (10) years from the date such Option or SAR was granted.

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6.4 Exercise.

(a) Each Option and SAR shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. Except as otherwise provided in the Plan, the Committee shall have full and complete authority to determine whether an Option or SAR will be exercisable in full at any time or from time to time during the term of the Option or SAR, or to provide for the exercise thereof in such installments, upon the occurrence of such events and at such times during the term of the Option or SAR as the Committee may determine. An Award Agreement may provide that the period of time over which an Option, other than an Incentive Stock Option, or SAR may be exercised shall be automatically extended if on the scheduled expiration of such Award, the Participant’s exercise of such Award would violate applicable securities laws; provided, however, that during the extended exercise period the Option or SAR may only be exercised to the extent such Award was exercisable in accordance with its terms immediately prior to such scheduled expiration date; provided further, however, that such extended exercise period shall end not later than thirty (30) days after the exercise of such Option or SAR first would no longer violate such laws.

(b) The Committee may impose such conditions with respect to the exercise of Options or SARs, including without limitation, any relating to the application of U.S. federal, state or non-U.S. securities laws or the Code, as it may deem necessary or advisable. The exercise of any Option granted hereunder shall be effective only at such time as the issuance of Shares pursuant to such exercise will not violate any state or federal securities or other laws.

(c) An Option or SAR may be exercised in whole or in part at any time, with respect to whole Shares only, within the period permitted thereunder for the exercise thereof. Such Option or SAR shall be exercised by delivering written notice of exercise of the Option or SAR to the Company in accordance with the procedures specified in the Award Agreement or otherwise provided by the Company, and in the case of an Option, by paying to the Company in full the aggregate Option Price for the number of Shares subject to such Option then being exercised.

(d) The method of payment of the Option Price shall be determined by the Committee and may include: (i) a request that the Company or the designated brokerage firm conduct a cashless exercise of the Option in accordance with applicable legal requirements; (ii) cash; (iii) tender of Shares owned by the Participant; and (iv) withholding of Shares that otherwise would be issued upon exercise or settlement of the Award, in each case, in accordance with rules established by the Committee from time to time. Shares used to pay the Option Price shall be valued at their Fair Market Value on the exercise date. Until the optionee has been issued the Shares subject to such exercise, the optionee shall possess no rights as a shareholder with respect to such Shares.

(e) At the Committee’s discretion, the amount payable as a result of the exercise of an SAR may be settled in cash, Shares, a combination of cash and Shares or any other form of payment specified in the Award Agreement. A fractional Share shall not be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

6.5 Separation from Service. Except as otherwise provided in the applicable Award Agreement, an Option or SAR may be exercised only to the extent that it is then exercisable, and if at all times during the period beginning with the grant date of such Award and ending on the date of exercise of such Award the Participant has provided Continuous Service. An Option or SAR shall cease to become exercisable upon the termination of Participant’s Continuous Service for any reason; provided, however, that notwithstanding the foregoing provisions of this Section 6.5 to the contrary, the Committee may determine in its discretion or any Award Agreement may provide that an Option or SAR may be exercised following the termination of Participant’s Continuous Service, whether or not exercisable at the time of such separation; provided, however, that in no event may an Option or SAR be exercised after the latest expiration date of such Award specified in the applicable Award Agreement, except as provided in Section 6.4(a).

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6.6 Ten Percent Stock Rule. Notwithstanding any other provisions in the Plan, if at the time an Option is otherwise to be granted pursuant to the Plan, the optionee or rights holder owns directly or indirectly (within the meaning of Section 424(d) of the Code) Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Company or its parent or Subsidiary or Affiliate corporations (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee or rights holder pursuant to the Plan shall satisfy the requirement of Section 422(c)(5) of the Code, and the Option Price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares of the Company, and such Option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

Section 7. Restricted Shares And Restricted Share Units.

7.1 Grant.

(a) Subject to the provisions of the Plan and other applicable legal requirements, the Committee shall have sole and complete authority to determine the Participants to whom Restricted Shares and Restricted Share Units shall be granted, the number of Restricted Shares and/or the number of Restricted Share Units to be granted to each Participant, the duration of the period in which, and the conditions under which, the Restricted Shares and Restricted Share Units may be forfeited to the Company, and the other terms and conditions of such Awards. The Restricted Share and Restricted Share Unit Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time approve, which agreements shall comply with and be subject to the terms and conditions provided hereunder and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

(b) Each Restricted Share and Restricted Share Unit Award made under the Plan shall be for such number of Shares as set forth in the Award Agreement containing the terms of such Restricted Share or Restricted Share Unit Award. Such agreement shall set forth a period of time during which the Participant must remain in Continuous Service in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines or the Award Agreement so provides, the restrictions may lapse during such restricted period in installments with respect to specified portions of the Shares covered by the Restricted Share or Restricted Share Unit Award. The Award Agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding Restricted Share and Restricted Share Unit Awards in a manner consistent with the terms of the Plan and applicable legal requirements.

7.2 Restricted Shares.

(a) Shares subject to a Restricted Share Award may be (i) held in book entry form subject to the Company’s instructions until such Shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Committee. The holding of Restricted Shares by the Company or any agent thereof, or the use of book entries to evidence the ownership of Restricted Shares, shall not affect the rights of Participants as owners of the Restricted Shares awarded to them, nor affect the restrictions applicable to such Shares under the Award Agreement or the Plan.

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(b) Unless otherwise provided in the applicable Award Agreement, any Participant receiving an Award of Restricted Shares shall have all rights of a shareholder with respect to the Restricted Shares, including the right to receive dividends (subject to Section 7.2(c) below) and the right to vote such Shares, subject to the following restrictions: (i) any such Participant shall not be entitled to delivery of the stock certificate (or other evidence of book-entry) until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the Award Agreement with respect to such Shares; (ii) none of the Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee at or after grant or as provided in the applicable Award Agreement, all of the Shares shall be forfeited and all rights of the Participant to such Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in Continuous Service for the entire restricted period in relation to which such Shares were granted and unless any other restrictive conditions relating to the Restricted Share Award are met.

(c) Prior to the lapse of any applicable transfer restrictions, Participants holding Restricted Shares (including as Performance Awards) shall have the right to receive any dividends paid with respect to such Shares while they are so held, unless otherwise set forth in the Award Agreement or determined by the Committee; provided, however, that, notwithstanding the foregoing or anything contained herein to the contrary, any Shares, cash or any other property distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed shall be accumulated or credited, and shall be subject to the same restrictions and risk of forfeiture as such Restricted Shares with respect to which they relate and shall be paid only if and to the extent the underlying Award vests.

(d)  At the end of the restricted period and provided that any other restrictive conditions of the Restricted Share Award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the Award Agreement relating to the Restricted Share Award or in the Plan shall lapse as to the Restricted Shares subject thereto, and a stock certificate for the appropriate number of Shares, free of the restrictions and restricted stock legend, shall be delivered to the Participant or the Participant’s beneficiary or estate, as the case may be (or, in the case of book-entry Shares, such restrictions and restricted stock legend shall be removed from the confirmation and account statements delivered to the Participant or the Participant’s beneficiary or estate, as the case may be, in book-entry form).

7.3 Payment of Restricted Share Units.

(a) Upon the grant of an Award of Restricted Share Units to a Participant, no Shares are actually issued to or on behalf of the Participant on the date of such grant, and the Participant shall have no rights of a shareholder of the Company with respect to the Shares subject to the Restricted Share Unit Award until the restrictions set forth in the applicable Award Agreement have lapsed. Each Restricted Share Unit shall have a value equal to the Fair Market Value of a Share. Restricted Share Units may be settled in cash, Shares, other securities or other property, as determined in the sole discretion of the Committee, upon the lapse of the restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement.

(b) Except as otherwise provided by the Committee at or after grant or as provided in any Award Agreement, a Participant shall be entitled to dividend equivalent rights with respect to Awards of Restricted Share Units (including Performance Awards) (which dividend equivalent right shall equal the amount that would be payable to the Participant as a shareholder in respect of a number of Shares equal to the number of Restricted Share Units then credited to the Participant); provided, however, that notwithstanding the foregoing or anything contained herein to the contrary, any such dividend equivalent rights with respect to unvested Restricted Share Units shall be accumulated or credited to the Participant and shall be subject to the same restrictions and risk of forfeiture as the Restricted Share Units to which they relate and shall be paid to the Participant only if and to the extent the underlying Restricted Share Units vest. Any such dividend equivalent rights with respect to vested Restricted Share Units shall be paid in accordance with the Company’s payment practices as may be established from time to time and in accordance with Section 409A.

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(c) Except as otherwise determined by the Committee at or after grant or as may otherwise be provided in any Award Agreement, all Restricted Share Units and all rights of the grantee to such Restricted Share Units shall terminate, without further obligation on the part of the Company, unless the Participant receiving a Grant of Restricted Share Units remains in Continuous Service for the entire restricted period in relation to which such Restricted Share Units were granted and unless any other restrictive conditions relating to the Restricted Share Unit Award are met.

(d) An Award of Restricted Share Units may be settled by the issuance of Shares or cash (or any combination thereof) or in any other form of payment, as determined by the Committee or as specified in the applicable Award Agreement. At the time of grant, the Committee may determine to impose or the Award Agreement may provide for such restrictions or conditions that delay such delivery to a date following the vesting of the Award of Restricted Share Units.

Section 8. Performance Awards.

8.1 Grant. The Committee shall have sole and complete authority to determine the Participants who shall receive a Performance Award, which shall consist of a right that is (i) denominated in cash or Shares (including but not limited to Restricted Shares and Restricted Share Units), (ii) valued, as determined by the Committee, in accordance with the achievement of such Performance Goals during such Performance Periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

8.2 Terms and Conditions. Subject to the terms of the Plan (including Section 14.2 hereof) and any applicable Award Agreement, the Committee shall determine the Performance Goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award and the amount and kind of any payment or transfer to be made pursuant to any Performance Award, and may amend or waive specific provisions of the Performance Award consistent with the terms of the Plan.

8.3 Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with the procedures established by the Committee, on a deferred basis. Except as otherwise provided pursuant to any Award Agreement or as otherwise determined by the Committee, in the event that the Continuous Service of any Participant terminates for any reason prior to the end of any Performance Period, any portion of such Participant’s Performance Award that has not vested will be forfeited upon such termination (without further obligation on the part of the Company) and the Participant will have no further right, title or interest in the Performance Award, the Shares issuable pursuant to the Performance Award or any consideration in respect of the Performance Award.

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Section 9. Other Stock-Based Awards.

The Committee shall have the authority to determine the Participants who shall receive an Other Stock-Based Award, which shall consist of any right that is (i) not an Award described in Section 6 or Section 7 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan (including Section 14.2 hereof) and any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award.

Section 10. Non-Employee Director Awards.

10.1 The Board and/or the Committee may provide that all or a portion of a Non-Employee Director’s annual retainer, meeting fees and/or other awards or compensation as determined by the Board and/or the Committee, be payable (either automatically or at the election of a Non-Employee Director) in the form of any Awards pursuant to the terms of the Plan, including any Award described in Sections 6, 7 and 9 above, including unrestricted Shares. The Board and/or the Committee shall determine the terms and conditions of any such Awards, including the terms and conditions which shall apply upon a termination of the Non-Employee Director’s service as a member of the Board, and shall have full power and authority in its discretion to administer such Awards, subject to the terms of the Plan (including Section 14.2 hereof) and applicable law.

10.2 Notwithstanding anything herein to the contrary, the aggregate value of all compensation paid or granted, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including equity Awards granted and cash fees paid by the Company to such Non-Employee Director, shall not exceed three hundred thousand dollars ($300,000), calculating the value of any equity Awards granted during such calendar year based on the grant date fair value of such Awards for financial reporting purposes. The Board and/or the Committee may make exceptions to the applicable limit in this Section 10.2 for individual Non-Employee Directors in extraordinary circumstances, such as where any such individual Non-Employee Directors are serving on a special litigation or transactions committee of the Board, as the Board and/or Committee may determine in its discretion, provided that the Non-Employee Director receiving such additional compensation may not participate in the decision to award such compensation involving such Non-Employee Director.

Section 11. Separation from Service.

The Committee shall have the full power and authority to determine the terms and conditions that shall apply to any Award upon the termination of a Participant’s Continuous Service, including a termination with or without Cause, by a Participant voluntarily, or by reason of death, Disability, or Retirement, and may provide such terms and conditions in the Award Agreement or in such rules and regulations as it may prescribe. References in this Plan to “termination of employment” or similar terms shall be interpreted to mean a “separation from service” within the meaning of Section 409A of the Code. Such terms and conditions need not be the same with respect to all Awards or Participants.

Section 12. Change in Control.

12.1 Certain Terminations. Unless otherwise provided by the Committee, or in an Award Agreement or by a written agreement between the Company and a Participant, in the event of a Change in Control, any surviving entity or acquiring entity (or the surviving or acquiring entity’s parent entity) (collectively, the “Surviving/Acquiring Entity”) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan as may be determined by the Board and/or the Committee. The terms of any assumption, continuation or substitution will be set by the Board and/or the Committee; provided, that if, within one year following a Change in Control, the Continuous Service of a Participant terminates by reason of: (a) death; (b) Disability; (c) Normal Retirement or Early Retirement; (d) for Good Reason by the Participant; or (e) involuntary termination by the Company (or any Surviving/Acquiring Entity) for any reason other than for Cause, all outstanding Awards of such Participant shall vest, become immediately exercisable and payable and have all restrictions lifted. For purposes of an Award subject to Section 409A of the Code, Good Reason shall exist only if (i) the Participant notifies the Company of the event establishing Good Reason within 90 days of its initial existence, (ii) the Company is provided 30 days to cure such event and (iii) the termination of Participant’s Continuous Service within 180 days of the initial occurrence of the event.

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12.2 Accelerated Vesting. Notwithstanding anything contained herein to the contrary, the Committee may, in its discretion, provide in any Award Agreement, or, in the event of a Change in Control, may take such actions as it deems appropriate to provide, for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and Shares acquired pursuant thereto upon such conditions (if any), including termination of the Participant’s service prior to, upon, or following such Change in Control, to such extent as the Committee may determine or the Award Agreement may provide. In the event of a Change of Control, and without the consent of any Participant, the Committee may, in its discretion, provide that for a period prior to the Change in Control as determined by the Committee, any Options or Stock Appreciation Rights shall be exercisable as to all Shares subject thereto and that upon the occurrence of the Change in Control, such Stock Options or Stock Appreciation Rights shall terminate and be of no further force and effect.

12.3 Cash-Out of Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested Share (and each unvested Share, if so determined by the Committee) subject to such canceled Award in (i) cash, (ii) stock of the Company or the Surviving/Acquiring Entity, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per Share in the Change in Control, reduced by the Option Price or Grant Price, if any, under such Award (which payment may, for the avoidance of doubt, be $0, in the event that the Option Price or Grant Price, if any, under an Award is greater than the per Share consideration in connection with the Change in Control). In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any), if any, shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards or at such other time(s) as may be determined by the Board and/or the Committee.

12.4 Performance Awards. The Committee may provide, in its discretion, or any Award Agreement may provide, that in the event of a Change in Control, (i) any outstanding Performance Awards relating to Performance Periods ending prior to the Change in Control which have been earned but not paid shall become immediately payable, (ii) all then-in-progress Performance Periods for Performance Awards that are outstanding shall end, and either (A) any or all Participants shall be deemed to have earned an award equal to the relevant target award opportunity for the Performance Period in question, or (B) at the Committee’s discretion, the Committee shall determine the extent to which Performance Criteria have been met with respect to each such Performance Award, if at all, and (iii) the Company shall cause to be paid to each Participant such partial or full Performance Awards, in cash, Shares or other property as determined by the Committee, within thirty (30) days of such Change in Control, based on the Change in Control consideration, which amount may be zero if applicable. Notwithstanding the foregoing, any Award Agreement with respect to Performance Awards may include terms in relation to the impact of a Change in Control on Performance Awards as the Committee may determine.

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12.5 Appointment of Shareholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Change in Control involving the Company, including, without limitation, a provision for the appointment of a shareholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

Section 13. Amendment and Termination; Recoupment of Awards.

13.1 Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement (including the rules and regulations of the Nasdaq Stock Market) for which or with which the Board deems it necessary or desirable to comply.

13.2 Amendments to Awards. Subject to the restrictions of Section 6.2, the Committee may waive any conditions or rights under, amend any terms of or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively in time (and in accordance with Section 409A of the Code with regard to Awards subject thereto); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary.

13.3 Adjustments of Awards upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make equitable and proportionate adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (and shall make such adjustments for the events described in Section 4.2 hereof to the extent provided therein) affecting the Company or any Subsidiary thereof, or the financial statements of the Company or any Subsidiary thereof, or of changes in applicable laws, regulations or accounting principles.

13.4 Recoupment of Awards. Any Award granted pursuant to this Plan shall be subject to mandatory repayment or surrender by the Participant to the Company (i) to the extent set forth in any Award Agreement, (ii) to the extent provided in the Company’s Compensation Recoupment Policy, as it may be amended from time to time, (iii) to the extent that Participant in the future becomes subject to any other recoupment or “clawback” policy hereafter adopted by the Company, including any such policy or amended policy adopted by the Company to comply with the requirements of any applicable laws, rules or regulations, including pursuant to final SEC rules under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or (iv) to the extent provided under any applicable laws which impose mandatory recoupment, under circumstances set forth in such applicable laws, including the Sarbanes-Oxley Act of 2002.

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Section 14. General Provisions.

14.1 Limited Transferability of Awards. Except as otherwise provided in the Plan or any Award Agreement, or by the Committee at or after grant, no Award shall be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant, except by will or the laws of descent and distribution. No transfer of an Award by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer. Notwithstanding anything contained herein to the contrary, no transfer of an Award for value shall be permitted under the Plan.

14.2 Dividend Equivalents. Subject to Section 4.2 in connection with any Capitalization Adjustments, no dividend equivalent rights shall be granted with respect to stock options or SARs, but in the sole and complete discretion of the Committee, an Award (other than options or SARs) may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities or other property; provided, however, that notwithstanding the foregoing or anything contained herein to the contrary, no dividends or dividend equivalents will be paid in respect of Awards to the extent that restrictions have not yet lapsed or to the extent that such Awards remain subject to vesting, and any such dividends or dividend equivalents shall be subject to the same restrictions and risk of forfeiture as the Award to which they relate, and shall be paid only if and to the extent that the underlying Awards vest. All dividend or dividend equivalents which are not paid currently may, at the Committee’s discretion, accrue interest, be reinvested into additional Shares, or, in the case of dividends or dividend equivalents credited in connection with Performance Awards, be credited as additional Performance Awards and paid to the Participant if and when, and to the extent that, payment is made pursuant to such Award. The total number of Shares available for grant under Section 4 shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as Performance Awards. Notwithstanding the foregoing, with respect to an Award subject to Section 409A of the Code, the payment, deferral or crediting of any dividends or dividend equivalents shall conform to the requirements of Section 409A of the Code and such requirements shall be specified in writing.

14.3 Compliance with Section 409A of the Code. No Award (or modification thereof) shall provide for deferral of compensation that does not comply with Section 409A of the Code unless the Committee, at the time of grant, specifically provides that the Award is not intended to comply with Section 409A of the Code. Notwithstanding any provision of this Plan to the contrary, if one or more of the payments or benefits received or to be received by a Participant pursuant to an Award would cause the Participant to incur any additional tax or interest under Section 409A of the Code, the Committee may reform such provision to maintain to the maximum extent practicable the original intent of the applicable provision without violating the provisions of Section 409A of the Code. In the event that it is reasonably determined by the Board or Committee that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code; which, if the Participant is a “specified employee” within the meaning of the Section 409A, shall be the first day following the six-month period beginning on the date of Participant’s termination of employment. Unless otherwise provided in an Award Agreement or other document governing the issuance of such Award, payment of any Performance Award intended to qualify as a “short term deferral” within the meaning of Section 1.409A-1(b)(4)(i) of the Regulations shall be made between the first day following the close of the applicable Performance Period and the last day of the “applicable 2 1⁄2 month period” as defined therein. Although the Company intends to administer the Plan so that Awards will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any Award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Participant for any tax, interest, or penalties that Participant might owe as a result of the grant, holding, vesting, exercise, or payment of any Award under the Plan.

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14.4 No Rights to Awards. No Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each Participant.

14.5 Share Certificates. All certificates for Shares or other securities of the Company (or, if any such Shares or securities are in book-entry form, such book-entry balances and confirmation and account statements with respect thereto) delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC or any state securities commission or regulatory authority, any stock exchange or other market upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates (or confirmation and account statements for book-entry shares) to make appropriate reference to such restrictions.

14.6 Tax Withholding. A Participant may be required to pay to the Company (or any Subsidiary thereof) and the Company or such Subsidiary shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan, or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding or other tax-related obligations in respect of an Award, its exercise or any other transaction involving an Award, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Options to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award. Without limiting the generality of the foregoing, the Committee, in its discretion, may permit a Participant to satisfy the Participant's U.S. federal, state or local or non-U.S. tax, or related tax withholding obligations with respect to an Award in any manner satisfactory to the Committee, including by any Participant directing the Company to retain (or the Participant tendering to the Company) the number of Shares having a Fair Market Value equal to the amount of taxes or withholding taxes under such circumstances, in each case to the extent (unless otherwise determined by the Committee) such action will not cause the Company to incur an adverse financial accounting consequence. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

14.7 No Obligation to Notify or Minimize Taxes. Except as required by applicable law, the Company has no duty or obligation to any Participant to advise such Participant as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such Participant of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on him or her, or in respect of any payment or benefit delivered in connection with the Plan (including any taxes and penalties under Section 409A of the Code), and the Company shall not have any obligation to indemnify or otherwise hold any Participant harmless from any of such taxes or penalties.

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14.8 Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement that shall be delivered to the Participant and may specify the terms and conditions of the Award and any rules applicable thereto. In the event of a conflict between the terms of the Plan and any Award Agreement, the terms of the Plan shall prevail. The Committee shall, subject to applicable law, determine the date an Award is deemed to be granted. The Committee or, except to the extent prohibited under applicable law, its delegate(s) may establish the terms of agreements or other documents evidencing Awards under this Plan and may, but need not, require as a condition to any such agreement’s or document’s effectiveness that such agreement or document be executed by the Participant, including by electronic signature or other electronic indication of acceptance, and that such Participant agrees to such further terms and conditions as specified in such agreement or document. The grant of an Award under this Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in this Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the agreement or other document evidencing such Award.

14.9 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Subsidiary thereof from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of awards similar to Awards provided for hereunder.

14.10 No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Subsidiary thereof. Further, the Company or any Subsidiary thereof may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in an Award Agreement.

14.11 No Rights as Shareholder. Subject to the provisions of the Plan and the applicable Award Agreement, no Participant or holder or beneficiary of any Award shall have any rights as a shareholder with respect to any Shares to be distributed under the Plan until such person has become a holder of such Shares.

14.12 Governing Law.

(a) The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Tennessee without giving effect to conflicts of laws principles.

(b) In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals or who are employed by the Company or any Subsidiary outside of the United States of America or who provide services to the Company or any Subsidiary thereof under an agreement with a foreign nation or agency, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to or amendments, restatements or alternative versions of this Plan (including, without limitation, sub-plans) as it may consider necessary or appropriate for such purposes, without thereby affecting the terms of this Plan as in effect for any other purpose, and the secretary or other appropriate officer of the Company may certify any such document as having been approved and adopted in the same manner as this Plan. No such special terms, supplements, amendments or restatements, however, will include any provisions that are inconsistent with the terms of this Plan as then in effect unless this Plan could have been amended to eliminate such inconsistency without further approval by the shareholders of the Company.

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14.13 Severability. If any provision of the Plan or any Award is, or becomes, or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

14.14 Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation (including applicable non-U.S. laws or regulations) or entitle the Company to recover the same under Exchange Act Section 16(b), and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

14.15 No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Subsidiary thereof and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Subsidiary thereof pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Subsidiary thereof.

14.16 No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

14.17 Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

14.18 Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section 14.18 by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries may hold certain personal information about a Participant, including but not limited to, the Participant’s name, home address and telephone number, date of birth, social security or other identification number, salary, nationality, job title(s), any shares of stock held in the Company or any of its Subsidiaries, details of all Awards, in each case, for the purpose of implementing, managing and administering the Plan and Awards (the “Data”). The Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, administration and management of a Participant’s participation in the Plan, and the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. Through acceptance of any Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Common Stock. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws his or her consents as described herein.

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14.19 Electronic Communication. The Committee may, in its sole discretion, decide to cause the Company deliver any documents related to Awards and all other documents that the Company is required to deliver to security holders by email or other electronic means (including posting them on a website maintained by the Company or a third party under contract with the Company). As a condition to participating in the Plan, Participants agree to receive such documents by electronic delivery and agree to participate in the Plan through any on-line or electronic system established and maintained by the Company or a third party designated by the Company.

Section 15. Term of the Plan.

15.1 Effective Date. The Plan shall be effective as of May 26, 2022 (the “Effective Date”), provided that the Plan has been approved by the Company’s shareholders.

15.2 Expiration Date. No new Awards shall be granted under the Plan after the tenth (10th) anniversary of the Effective Date; provided, however, that Incentive Stock Options may not be granted under the Plan after the tenth (10th) anniversary of the date on which the Board approved the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after the tenth (10th) anniversary of the Effective Date.

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HealthStream™

VOTE

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DESIGNATION (IF ANY)
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Your vote matters – here's how to vote!

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2022 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. To elect three Class I directors (Thompson S. Dent; William M. Stead, M.D.; and Deborah Taylor Tate) to hold office for a term of three (3) years and until their successors have been duly elected and qualified.

	For	Withhold		For	Withhold		For	Withhold
01 - Thompson S. Dent	☐	☐	02 - William M. Stead, M.D	☐	☐	03 - Deborah Taylor Tate	☐	☐

Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

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Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

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03MBGC

2022 Annual Meeting

2022 Annual Meeting of HealthStream, Inc. Shareholders

May 26, 2022, 2:00pm CT
In a virtual meeting format only, via live webcast.

HealthStream's annual meeting of shareholders will be held on May 26, 2022, at 2:00 p.m. (CT) in a virtual meeting format only, via live webcast at meetnow.global/MKR7NWD.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.envisionreports.com/HSTM

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — HealthStream, Inc.

Notice of 2022 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 26, 2022

Robert A. Frist, Jr. and Scott A. Roberts, with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of HealthStream, Inc. to be held on May 26, 2022.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

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Comments — Please print your comments below.